       PROSPECTUS

[CHESS PIECE GRAPHIC]
       April 30, 2004

       Class I (formerly, Class R)
                                                 ING VARIABLE PRODUCTS TRUST
                                                 DOMESTIC EQUITY GROWTH
                                                 PORTFOLIOS
                                                 ING VP Disciplined LargeCap
                                                 Portfolio
                                                 ING VP MidCap Opportunities
                                                 Portfolio
                                                 ING VP SmallCap Opportunities
                                                 Portfolio
                                                 DOMESTIC EQUITY VALUE
                                                 PORTFOLIOS
                                                 ING VP Financial Services
                                                 Portfolio
                                                 ING VP MagnaCap Portfolio
                                                 DOMESTIC EQUITY AND INCOME
                                                 PORTFOLIO
                                                 ING VP Real Estate Portfolio
                                                 INTERNATIONAL EQUITY PORTFOLIO
                                                 ING VP International Value
                                                 Portfolio
                                                 FIXED INCOME PORTFOLIO
                                                 ING VP High Yield Bond
                                                 Portfolio

       This Prospectus contains
       important information about
       investing in Class I shares of
       the ING Variable Products
       Trust Portfolios. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       (FDIC), the Federal Reserve
       Board or any other government
       agency; and is affected by
       market fluctuations. There is
       no guarantee that the
       Portfolios will achieve their
       objectives. As with all
       variable portfolios, the U.S.
       Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                        [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGETC GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS


This Prospectus describes each Portfolio's objective, investment strategy and risks.

You'll also find:

[MONEY GRAPHIC]
         HOW THE
         PORTFOLIO HAS
         PERFORMED




HOW THE PORTFOLIO HAS PERFORMED. A chart that shows the Portfolio's financial performance for the past ten years (or since inception, if shorter).

[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



Each Portfolio is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (Participating Insurance Companies).

Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of each Portfolio. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. SHARES OF THE PORTFOLIOS ARE NOT OFFERED DIRECTLY TO THE GENERAL PUBLIC.

WHAT YOU PAY TO INVEST. Information about the Portfolios' management fees and expenses the Portfolios pay. You'll find further details about the fees associated with your annuity contract or life insurance policy in the accompanying product Prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

    INTRODUCTION TO THE ING VP PORTFOLIOS                    1
    PORTFOLIOS AT A GLANCE                                   2
    DOMESTIC EQUITY GROWTH PORTFOLIOS
    ING VP Disciplined LargeCap Portfolio                    4
      (Formerly, ING VP Research Enhanced Index
      Portfolio)
    ING VP MidCap Opportunities Portfolio                    6
    ING VP SmallCap Opportunities Portfolio                  8

    DOMESTIC EQUITY VALUE PORTFOLIOS
    ING VP Financial Services Portfolio                     10
    ING VP MagnaCap Portfolio                               12

    DOMESTIC EQUITY AND INCOME PORTFOLIO
    ING VP Real Estate Portfolio                            14

    INTERNATIONAL EQUITY PORTFOLIO
    ING VP International Value Portfolio                    16

    FIXED INCOME PORTFOLIO
    ING VP High Yield Bond Portfolio                        18


    WHAT YOU PAY TO INVEST                                  20
    MANAGEMENT OF THE PORTFOLIOS                            22
    INFORMATION FOR INVESTORS                               25
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      27
    MORE INFORMATION ABOUT RISKS                            28
    FINANCIAL HIGHLIGHTS                                    32
    WHERE TO GO FOR MORE INFORMATION                Back cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                           INTRODUCTION TO THE ING VP PORTFOLIOS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. The ING Variable Products Trust's (Trust) Portfolios have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Portfolios. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING VP Portfolios, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH PORTFOLIOS

  ING's Domestic Equity Growth Portfolios seek long-term growth by investing primarily in domestic equities.

  The Portfolios may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE PORTFOLIOS

  ING's Domestic Equity Value Portfolios seek capital appreciation.

  The Portfolios may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.

DOMESTIC EQUITY AND INCOME PORTFOLIO

  ING's Domestic Equity and Income Portfolio seeks total return.

  The Portfolio may suit you if you:

  - want both regular income and the potential for long-term capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth or Domestic Equity Value Portfolios.

INTERNATIONAL EQUITY PORTFOLIO

  ING offers an International Equity Portfolio that applies the technique of value investing. This Portfolio seeks long-term capital appreciation by investing primarily in foreign equities.

  The Portfolio may suit you if you:

  - are investing for the long-term -- at least several years;
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

FIXED INCOME PORTFOLIO

  ING offers an aggressive Fixed Income Portfolio.

  The Portfolio may suit you if you:

  - want a regular stream of income and the potential for capital appreciation;
  - want greater income potential than a money market fund; and
  - are willing to accept more risk than in a money market fund.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   Introduction to the ING VP Portfolios       1

PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Portfolio. It is designed to help you understand the differences between the Portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.

                  PORTFOLIO
                  ------------------------------------------------
DOMESTIC          ING VP Disciplined LargeCap Portfolio
EQUITY GROWTH     Adviser: ING Investments, LLC
PORTFOLIOS        Sub-Adviser: Aeltus Investment Management, Inc.

                  ING VP MidCap Opportunities Portfolio
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING VP SmallCap Opportunities Portfolio
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          ING VP Financial Services Portfolio
EQUITY VALUE      Adviser: ING Investments, LLC
PORTFOLIOS        Sub-Adviser: Aeltus Investment Management, Inc.

                  ING VP MagnaCap Portfolio
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          ING VP Real Estate Portfolio
EQUITY AND        Adviser: ING Investments, LLC
INCOME            Sub-Adviser: ING Clarion Real Estate Securities
PORTFOLIO         LP


INTERNATIONAL     ING VP International Value Portfolio
EQUITY            Adviser: ING Investments, LLC
PORTFOLIO         Sub-Adviser: Aeltus Investment Management, Inc.

FIXED INCOME      ING VP High Yield Bond Portfolio
PORTFOLIO         Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                INVESTMENT OBJECTIVE
                ------------------------------------------------------------
DOMESTIC        Capital appreciation
EQUITY GROWTH
PORTFOLIOS

                Long-term capital appreciation
                Long-term capital appreciation

DOMESTIC        Long-term capital appreciation
EQUITY VALUE
PORTFOLIOS

                Growth of capital, with dividend income as a secondary consideration

DOMESTIC        Total return
EQUITY AND
INCOME
PORTFOLIO

INTERNATIONAL   Long-term capital appreciation
EQUITY
PORTFOLIO
FIXED INCOME    High current income and total return
PORTFOLIO

 2      Portfolios at a Glance

                                                          PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large companies included in          Price volatility and other risks that accompany an
the Standard & Poor's 500 Composite Stock Price           investment in equity securities
Index.


Equity securities of mid-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          mid-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.


Equity securities of smaller, lesser known U.S.           Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities of companies principally engaged        Price volatility and other risks that accompany an
in providing financial services.                          investment in equity securities. Susceptible to risks of a decline in the price of securities of companies concentrated in the financial services industry.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued compared to the overall                 investment in equity securities.
stockmarket.


Common and preferred stocks of U.S. real estate           Price volatility and other risks that accompany an
investment trusts (REITs) and real estate                 investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.


Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in value- oriented foreign equities. May be
their long-term value.                                    sensitive to currency exchange rates, international
                                                          political and economic conditions and other risks that
                                                          affect foreign securities.


A diversified portfolio of high yield (high risk)         Interest rate, credit risk, prepayment and other risks that
bonds that are unrated or rated below investment          accompany an investment in lower-quality debt securities.
grade.                                                    Particularly sensitive to credit risk during periods of
                                                          economic uncertainty or economic downturns. May also be
                                                          subject to price volatility from equity exposure and foreign securities. May be sensitive to currency exchange rates,
                                                          international, political, social or economic conditions, and other risks.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                  Portfolios at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP DISCIPLINED LARGECAP PORTFOLIO                                       Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio normally invests at least 80% of its total assets in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock exchanges.

In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. The market capitalization of those stocks that the Sub-Adviser believes will outperform the S&P 500 Index will change with market conditions. As of December 31, 2003, the Sub-Adviser targeted companies with a market capitalization of at least $900 million. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. The Sub-Adviser expects that there will be a correlation between the performance of the Portfolio and that of the S&P 500 Index in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield), which approximate those of the S&P 500 Index.

The Portfolio may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index futures and or options on futures of the S&P 500 Index).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally does not change this strategy even temporarily, which could make the Portfolio more susceptible to poor market conditions.

MARKET TRENDS -- from time to time, the stock market may not favor the large-cap, growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or small-cap securities, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING VP Disciplined LargeCap Portfolio

                                           ING VP DISCIPLINED LARGECAP PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          14.97    12.53    6.15     1.02     5.79    -11.63   -12.00   -22.29    25.16

(1) The Portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. From inception through April 29, 1999, the Portfolio operated under this investment objective and related investment strategies. Effective April 30, 1999, the Portfolio changed its name to the Research Enhanced Index Portfolio and changed its investment objective and strategies to invest primarily in equity securities of larger companies that make up the S&P 500 Index. Accordingly, beginning April 30, 1999, the benchmark index for the Portfolio has been changed from the Lehman Brothers US Government/Credit Bond Index to the S&P 500 Index.

(2) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(3) Prior to August 1, 2001, the Portfolio was managed by a different sub-adviser.

(4) Effective June 2, 2003, the Portfolio changed its name to ING VP Disciplined LargeCap Portfolio. Prior to June 2, 2003, the name of the Portfolio was ING VP Research Enhanced Index Portfolio.

            Best and worst quarterly performance during this period:
                           2nd quarter 2003:  14.04%
                           3rd  quarter 2002: -17.44%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of broad measures of market performance -- a Composite Index reflecting the combined performance of the Lehman Brothers US Government/Credit Bond Index (selected in light of the Portfolio's previous investment objective and strategies) and the S&P 500 Index, the S&P 500 Index and the Lehman Brothers US Government/Credit Bond Index.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %  25.16     -4.36             1.23
Composite Index Return (reflects no deduction for fees or
expenses)(2)                                                    %  28.71      1.95             3.86(2)
S&P 500 Index (reflects no deduction for fees or
expenses)(3)                                                    %  28.71     -0.57            11.81(4)
Lehman Brothers US Government/Credit Bond Index (reflects no
deduction for fees or expenses)(5)                              %   4.67      6.66             7.68(4)

(1) Class I commenced operations on May 6, 1994.

(2) The Composite Index Return, formerly referred to as Index Return, showing the 1 year, 5 year and 10 years (or Life of Class) average annual total returns is a calculation that reflects the Lehman Brothers US Government/Credit Bond Index, formerly Lehman Brothers Government/Corporate Bond Index, for the period May 6, 1994 (inception of the Portfolio) to April 30, 1999, and the S&P 500 Index for the period May 1, 1999 to December 31, 2003. See footnote (1) to the bar chart above.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Index return is for the period beginning May 1, 1994.

(5) The Lehman Brothers US Government/Credit Bond Index is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP Disciplined LargeCap Portfolio       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP MIDCAP OPPORTUNITIES PORTFOLIO                                       Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Portfolio normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Portfolio, mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index. The market capitalization range will change as the companies included in the Russell MidCap Growth Index change.

The market capitalization of companies held by the Portfolio as of December 31, 2003 ranged from $700 million to $17 billion.

The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Portfolio a higher risk of price volatility than a portfolio that emphasizes other styles, such as a value-oriented style. The Portfolio invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or large-cap or small-cap securities, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING VP MidCap Opportunities Portfolio

                                           ING VP MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                               -32.92   -25.86    36.67

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  23.12%
                           3rd quarter 2001: -28.03%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of broad measures of market performance -- the Russell MidCap Growth Index and the Russell MidCap Index.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return                                                  %  36.67            -12.41                 N/A
Russell MidCap Growth Index (reflects no deduction for fees
 or expenses)(2)                                                %  42.71            -10.44(3)              N/A
Russell MidCap Index (reflects no deduction for fees or
 expenses)(4)                                                   %  40.06              3.73(3)              N/A

(1) Class I commenced operations on May 5, 2000.

(2) The Russell MidCap Growth Index is an unmanaged index that measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.

(3) The Index return is for the period beginning May 1, 2000.

(4) The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP MidCap Opportunities Portfolio       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO                                     Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Portfolio, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index, which is an index that measures the performance of small growth companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes. The market capitalization of companies held by the Portfolio as of December 31, 2003, ranged from $56 million to $2.1 billion.

The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests in companies that the Sub-Adviser feels have above average prospects for growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that emphasizes other styles, such as a value-oriented style. The Portfolio invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or large-cap securities, or may not favor equities at all.

The Portfolio's investment in the technology sectors of the stock market and in initial public offerings had a significant impact on performance in 1999. There can be no assurance that such performance will be repeated.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING VP SmallCap Opportunities Portfolio

                                         ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          21.39    13.80    15.81    17.30   141.03    1.09    -29.15   -43.64    38.72

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  57.71%
                           3rd quarter 2001: -29.37%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of broad measures of market performance -- the Russell 2000 Growth Index and the Russell 2000 Index.

                                                                                                           10 YEARS
                                                                    1 YEAR          5 YEARS          (OR LIFE OF CLASS)(1)
Class I Return                                                  %   38.72             6.17                   10.29
Russell 2000 Growth Index (reflects no deduction for fees or
expenses)(2)                                                    %   48.54             0.86                    6.07(3)
Russell 2000 Index (reflects no deduction for fees or
expenses)(4)                                                    %   47.25             7.13                   10.05(3)

(1) Class I commenced operations on May 6, 1994.

(2) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(3) The Index return is for the period beginning May 1, 1994.

(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING VP SmallCap Opportunities Portfolio       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP FINANCIAL SERVICES PORTFOLIO                                         Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities of companies principally engaged in the financial services industry. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For purposes of the Portfolio's investment strategy, financial services companies are companies that derive at least 50% of their total revenues or earnings from business operations in or directly related to financial services. The equity securities in which the Portfolio invests are normally common stocks, but may also include preferred stocks, warrants, and convertible securities. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies.

Financial services companies may include, but are not limited to the following: banks; bank holding companies; investment banks; trust companies; insurance companies; insurance brokers; finance companies; securities broker-dealers; electronic trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing or managing commodities; companies that invest significantly in or deal in financial instruments; government-sponsored financial enterprises; real estate investment trusts; thrifts and savings banks; mortgage companies; title companies; conglomerates with significant interests in financial services companies; foreign financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; suppliers to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.

The Portfolio may invest the remaining 20% of its assets in equity or debt securities of financial services companies or companies that are not financial services companies, and in money market instruments. The Portfolio may also invest in savings accounts of mutual thrifts that may allow the Portfolio to participate in potential future stock conversions of the thrift.

The Sub-Adviser emphasizes a value approach, and selects securities it deems to be undervalued relative to the market, comparable institutions, or other benchmarks and have potential for future growth, including securities of institutions that the Sub-Adviser believes are well positioned to take advantage of investment opportunities in the financial services industry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may lend Portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.

RISKS OF CONCENTRATION -- because the Portfolio's investments are concentrated in companies engaged in the financial services industry, the value of the Portfolio may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of financial services companies as a group fall out of favor, the Portfolio could underperform funds that have greater diversification.

CHANGES IN INTEREST RATES -- because the profitability of financial services companies may be largely dependent on the availability and cost of capital, which fluctuates significantly in responses to changes in interest rates and general economic conditions, the value of the Portfolio's securities may fall when interest rates rise.

ILLIQUID SECURITIES -- if a security is illiquid, the Portfolio might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks and securities depositories than those in the U.S.; and foreign controls on investment. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

 10      ING VP Financial Services Portfolio

                                             ING VP FINANCIAL SERVICES PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   Since the ING VP Financial Services Portfolio has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                    ING VP Financial Services Portfolio       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP MAGNACAP PORTFOLIO                                                   Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks growth of capital, with dividend income as a secondary consideration.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio will normally invest at least 80% of its assets in common stock of large companies. The Portfolio will provide shareholders with at least 60 day's prior notice of any change in this investment policy.

Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. As of December 31, 2003, this meant a market capitalization of at least $1.6 billion.

The Portfolio normally invests in companies that the Sub-Adviser, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the Sub-Adviser will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.

The equity securities in which the Portfolio may invest include common stocks, convertible securities, and rights or warrants. The Portfolio may invest the remaining 20% of its assets in other types of securities including foreign securities and securities of smaller companies. Although the Portfolio normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Portfolio also may invest in small- and mid-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities that meet the Portfolio's disciplined investment criteria. Rather, the market could favor growth-oriented securities or small-cap securities, or may not favor equities at all.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

RISKS OF FOREIGN INVESTING -- foreign investing may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

 12      ING VP MagnaCap Portfolio

                                                       ING VP MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                               -10.44   -22.76    31.00

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

            Best and worst quarterly performance during this period:
                           2nd quarter 2003:  15.33%
                           3rd quarter 2002: -22.29%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of broad measures of market performance -- the Russell 1000 Value Index, the Russell 1000 Index and the Standard & Poor's Barra Value Index (S&P Barra Value Index).

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return                                                  %  31.00            -2.24                  N/A
Russell 1000 Value Index (reflects no deduction for fees or
 expenses)(2)                                                   %  30.03             3.08(3)               N/A
Russell 1000 Index (reflects no deduction for fees or
 expenses)(4)                                                   %  29.89            -5.45(3)               N/A
S&P Barra Value Index (reflects no deduction for fees or
 expenses)(5)                                                   %  31.80            -0.51(3)               N/A

(1) Class I commenced operations on May 8, 2000.

(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P Barra Value Index.

(3) The Index return is for the period beginning May 1, 2000.

(4) The Russell 1000 Index is an unmanaged index and is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(5) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING VP MagnaCap Portfolio       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                         ING Clarion Real Estate
ING VP REAL ESTATE PORTFOLIO                                          Securities
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Portfolio seeks total return. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Portfolio, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate managers, real estate brokers, real estate dealers and companies with substantial real estate holdings.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yields and growth. Companies are evaluated for purchase and sale using several different quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Portfolio's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may invest in initial public offerings.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small-and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

The Portfolio's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Portfolio invests. Rather, the market could favor stocks or industries to which the Portfolio is not exposed, or may not favor equities at all.

NON-DIVERSIFICATION RISKS -- the Portfolio is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Portfolio's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Portfolio's investments are concentrated in the real estate industry, the value of the Portfolio may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Portfolio could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Portfolio's return may be attributable to its investment in initial public offerings. When the Portfolio's asset base is small, the impact of such investments on the Portfolio's return will be magnified. As the Portfolio's assets grow, it is likely that the effect of the Portfolio's investment in initial public offerings on the Portfolio's return will decline.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

 14      ING VP Real Estate Portfolio

                                                    ING VP REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                   Since the ING VP Real Estate Portfolio has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING VP Real Estate Portfolio       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP INTERNATIONAL VALUE PORTFOLIO                                        Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Portfolio invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Portfolio holds common stocks, preferred stocks, American, European and Global depository receipts, as well as convertible securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Portfolio may invest up to the greater of:

- 20% of its assets in any one country or industry, or,

- 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, as long as the Portfolio meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio's investments may be affected by the following risks among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Portfolio invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 16      ING VP International Value Portfolio

                                            ING VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     16.93    50.18    3.18    -11.58   -15.46    29.92

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) ING Investments, LLC has been the Portfolio's investment adviser since August 8, 1997; however, prior to July 1, 2002, the Portfolio was advised by a different sub-adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  23.74%
                           3rd quarter 2002: -18.89%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the MSCI EAFE Index.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %  29.92     8.51             9.45
MSCI EAFE Index (reflects no deduction for fees or
  expenses)(2)                                                  %  39.17     0.26             1.48(3)

(1) Class I commenced operations on August 8, 1997.

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(3) The Index return is for the period beginning August 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP International Value Portfolio       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP HIGH YIELD BOND PORTFOLIO                                            Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Portfolio seeks to provide investors with a high level of current income and total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of high yield (high risk) bonds. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

High yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization. The Portfolio defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Portfolio, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Portfolio's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Portfolio or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment grade debt securities; common and preferred stocks U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Portfolio's investment objectives; and debt securities of foreign issuers including securities of companies in emerging markets. The Portfolio may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Portfolio will not purchase common stocks if, after such purchase, more than 20% of the value of its assets would be in common stocks. The Portfolio is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase.

In selecting equity securities, the Sub-Adviser uses a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

In choosing investments for the Portfolio, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Portfolio is subject to risks associated with investing in lower-rated securities. You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the Issuer. Equity securities generally have higher volatility than debt securities.

CHANGES IN INTEREST RATES -- the value of the Portfolio's investments may fall when interest rates rise. The Portfolio may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Portfolio may be subject to more credit risk than other income portfolios, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. The Portfolio is also subject to credit risk through its investment in floating rate loans.

PREPAYMENT RISK -- the Portfolio may invest in mortgage related securities. If the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled, and interest rates are falling, the Portfolio may have to reinvest this money at lower yields.

RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social or economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

SMALL-CAPITALIZATION COMPANIES RISK -- investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies may not be traded in volumes typical of securities of larger companies. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 18      ING VP High Yield Bond Portfolio

                                                ING VP HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          18.55    15.75    9.00     -0.12    -2.98   -11.17    -1.05    0.46     15.37

                     (1) These figures are for the year
                         ended December 31 of each year.
                         They do not reflect expenses and
                         charges which are, or may be,
                         imposed under your annuity
                         contract or life insurance policy
                         and would be lower if they did.

            Best and worst quarterly performance during this period:
                            4th quarter 2002:  6.74%
                            3rd quarter 1998: -7.97%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %  15.37     -0.23            4.01
Lehman Brothers High Yield Bond Index (reflects no deduction
for fees or expenses)(2)                                        %  28.97      5.23            7.43(3)

(1) Class I commenced operations on May 6, 1994.

(2) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Portfolio.

(3) The Index return is for the period beginning May 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING VP High Yield Bond Portfolio       19

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       The table that follows shows the estimated operating expenses paid each year by a Portfolio. These estimated expenses are based on the expenses paid by the Portfolios in the year 2003. Actual expenses paid by the Portfolios may vary from year to year.

Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to that variable contract, but are merely investment options made available to you by your insurance company under your variable contract. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR
INVESTMENT).  Not Applicable.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIOS(1)
(as a % of average net assets)

                                                                                    TOTAL           WAIVERS,
                                                                                  PORTFOLIO      REIMBURSEMENTS        TOTAL NET
                                    MANAGEMENT     SERVICE         OTHER          OPERATING            AND             PORTFOLIO
PORTFOLIO                              FEES         FEES       EXPENSES(2)(3)     EXPENSES       RECOUPMENTS(4)        EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING VP Disciplined
  LargeCap                    %        0.75          N/A            0.71            1.46              -0.56              0.90
 ING VP MidCap
  Opportunities               %        0.75          N/A            0.46            1.21              -0.31              0.90
 ING VP SmallCap
  Opportunities               %        0.75          N/A            0.32            1.07              -0.17              0.90
 ING VP Financial Services    %        0.75          N/A            0.15            0.90              -0.10              0.80
 ING VP MagnaCap              %        0.75          N/A            0.39(5)         1.14(5)           -0.24              0.90(5)
 ING VP Real Estate           %        0.80          N/A            0.45            1.25              -0.20              1.05
 ING VP International
  Value                       %        1.00          N/A            0.45            1.45              -0.45              1.00
 ING VP High Yield Bond       %        0.75          N/A            0.49            1.24              -0.43              0.81

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. With the exception of ING VP Financial Services Portfolio and ING VP Real Estate Portfolio these estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual charges, if any, and fee waivers to which the Adviser has agreed for each Portfolio. For the ING VP Financial Services Portfolio and ING VP Real Estate Portfolio, which have not had a full year of operations, expenses are based on estimated amounts for the current fiscal year.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(3) Other Expenses for the ING VP Financial Services and ING VP Real Estate Portfolios, which have not had a full year of operations, are based on estimated amounts for the current fiscal year. For all other Portfolios estimated Other Expenses are based on each Portfolio's actual Other Expenses for Class I shares for its most recently completed fiscal year.

(4) ING Investments, LLC has entered into a written expense limitation agreement with ING Variable Products Trust under which it will limit expenses of the Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement or recoupment by ING Investments, LLC within three years. The amount of each Portfolio's (except ING VP Financial Services Portfolio and ING VP Real Estate Portfolio) expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupments." The amount of expenses proposed to be waived during the current fiscal year by ING Investments, LLC for ING VP Financial Services Portfolio and ING VP Real Estate Portfolio is shown under the heading "Waivers, Reimbursements, and Recoupment." For each Portfolio except ING VP MidCap Opportunities and ING VP Real Estate, the expense limits will continue through at least December 31, 2004. For ING VP MidCap Opportunities and ING VP Real Estate Portfolios the expense limit will continue through at least December 31, 2005. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

(5) Excludes a one-time merger fee of 0.05% incurred in connection with the merger of ING VP Large Company Value Portfolio into ING VP MagnaCap Portfolio.

 20      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES(1)

The examples that follow are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other variable portfolios. The examples do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. Each example assumes that you invested $10,000, reinvested all your dividends, the Portfolio earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

PORTFOLIO                                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------
 ING VP Disciplined LargeCap                                 $       92         407         744        1,698
 ING VP MidCap Opportunities                                 $       92         353         635        1,438
 ING VP SmallCap Opportunities                               $       92         323         574        1,290
 ING VP Financial Services                                   $       82         277         489        1,099
 ING VP MagnaCap                                             $       92         338         604        1,365
 ING VP Real Estate                                          $      107         377         667        1,494
 ING VP International Value                                  $      102         414         749        1,697
 ING VP High Yield Bond                                      $       83         351         640        1,462
--------------------------------------------------------------------------------------------------------------

(1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       21

MANAGEMENT OF THE PORTFOLIOS                            ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC (ING INVESTMENTS OR ADVISER), an Arizona limited liability company, serves as the investment adviser to each of the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments provides or oversees all investment advisory and portfolio management services for each Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments acts as a "manager-of-managers" for the ING VP Financial Services Portfolio and ING VP Real Estate Portfolio. ING Investments delegates to the Sub-Advisers of the ING VP Financial Services and ING VP Real Estate Portfolios the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the Sub-Advisers for ING VP Financial Services and VP Real Estate Portfolios. From time to time, ING Investments may also recommend the appointment of additional or replacement Sub-Advisers for ING VP Financial Services and VP Real Estate Portfolios to the Portfolios' Board of Trustees. ING VP Financial Services and ING VP Real Estate Portfolios and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board of Trustees, to replace a non-affiliated Sub-Adviser as well as change the terms of a contract with a non-affiliated Sub-Adviser, without submitting the contract to a vote of the Portfolios' shareholders. The ING VP Financial Services and ING VP Real Estate Portfolios will notify shareholders of any change in the identity of a Sub-Adviser of the ING VP Financial Services and ING VP Real Estate Portfolios. In this event, the name of the ING VP Financial Services and ING VP Real Estate Portfolios and its investment strategies may also change.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries with more than 100,000 employees. ING Investments began investment management in April of 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2003, ING Investments managed over $36.6 billion in assets.

ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Portfolios.

The table below shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets.

PORTFOLIO                                        MANAGEMENT FEES
ING VP Disciplined LargeCap                           0.75%
ING VP MidCap Opportunities                           0.75
ING VP SmallCap Opportunities                         0.75
ING VP Financial Services                             0.75(1)
ING VP MagnaCap                                       0.75
ING VP Real Estate                                    0.80(2)
ING VP International Value                            1.00
ING VP High Yield Bond                                0.75

(1) Because the ING VP Financial Services Portfolio has not had a full year of operations, the management fee for this Portfolio reflects the current contract rate.
(2) The Portfolio has not had a full year of operations.

SUB-ADVISERS

ING Investments has engaged a Sub-Adviser to provide the day-to-day management of each Portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

ING Investments is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Trustees of a Portfolio. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day management of the Portfolio.

ING VP DISCIPLINED LARGECAP PORTFOLIO, ING VP MIDCAP OPPORTUNITIES PORTFOLIO, ING VP SMALLCAP OPPORTUNITIES PORTFOLIO, ING VP FINANCIAL SERVICES PORTFOLIO, ING VP MAGNACAP PORTFOLIO, ING VP INTERNATIONAL VALUE PORTFOLIO AND ING VP HIGH YIELD BOND PORTFOLIO.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to ING VP Disciplined LargeCap Portfolio, ING VP High Yield Bond Portfolio, ING VP International Value Portfolio, ING VP Financial Services Portfolio, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio and ING VP SmallCap Opportunities Portfolio. In June 2004, ING Aeltus will change its name to ING Investment Management Co. ING Aeltus is responsible for managing the assets of the Portfolios in accordance with each Portfolio's investment objective and policies, subject to oversight by ING Investments and the Board of Trustees.

Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING Aeltus is an indirect


 22      Management of the Portfolios

ADVISER AND SUB-ADVISERS                            MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING
Investments.

As of December 31, 2003, ING Aeltus managed over $54.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

ING VP DISCIPLINED LARGECAP PORTFOLIO

The Portfolio (formerly the ING VP Research Enhanced Index Portfolio) has been managed by a team of investment professionals led by Hugh T.M. Whelan since August 2001. Mr. Whelan has served as a quantitative equity analyst at ING since 1999. Previously, Mr. Whelan was a quantitative portfolio manager within the fixed income group, specializing in corporate securities, since 1994.

ING VP MIDCAP OPPORTUNITIES PORTFOLIO AND ING VP SMALLCAP OPPORTUNITIES
PORTFOLIO

The Portfolios have been managed by a team of investment professionals led by Matthew S. Price and David C. Campbell since April 2003. Matthew S. Price, Portfolio Manager, joined ING as a managing director and portfolio manager in 1992. David C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.

ING VP FINANCIAL SERVICES PORTFOLIO

The Portfolio has been managed by Robert M. Kloss and Steven L. Rayner since January 2001.

Robert M. Kloss, Portfolio Manager, served as an Equity Analyst and Portfolio Manager since 1998. From 1995 to 1998, he served as a Product Manager.

Steven L. Rayner, Portfolio Manager, served as the primary analyst for the Portfolio from June 1995 until January 2001.

ING VP MAGNACAP PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by William F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.

ING VP INTERNATIONAL VALUE PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by Richard T. Saler, Portfolio Manager, and Philip A. Schwartz, Portfolio Manager, since July 2002. Messrs. Saler and Schwartz are each a Senior Vice President and Director of International Investment Strategy at ING. Prior to joining ING in July 2000, Messrs. Saler and Schwartz were each a Senior Vice President and Director of International Equity Investment Strategy at Lexington Management Corporation since 1994 and 1996, respectively.

ING VP HIGH YIELD BOND PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by Greg Jacobs, Portfolio Manager, and Kurt Kringelis, Portfolio Manager, since April 2003. Both Mr. Jacobs and Mr. Kringelis joined ING in January 1998. They each have more than 8 years investment experience managing high yield investments.

ING VP REAL ESTATE PORTFOLIO LP

ING CLARION REAL ESTATE SECURITIES

Founded in 1969, ING Clarion Real Estate Securities LP (CRA), a Delaware limited partnership, is registered with the SEC as an investment adviser. CRA is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2003, were valued at over $2.6 billion.

The following individuals share responsibility for the day-to-day management of the Portfolio:

T. Ritson Ferguson, Chief Investment Officer (CIO), has 17 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991. Prior to 1991, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammel Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.

Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has more than 33 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.

PERFORMANCE OF SIMILAR REAL ESTATE ACCOUNTS MANAGED BY ING CLARION REAL ESTATE SECURITIES

The tables below are designed to show you how a composite of similar real estate investment accounts managed by CRA performed over various periods in the past. Because the ING VP Real Estate Portfolio has not yet commenced investment operations, it has no performance of its own to report.

The Clarion Real Estate Composite (the "Clarion Composite") is a composite of the performance of all actual fee-paying, fully discretionary real estate accounts of at least $1 million in net assets under management managed by CRA for at least one month beginning October 1984. Each account in



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                                           Management of the Portfolios       23

MANAGEMENT OF THE PORTFOLIOS                            ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

the Clarion Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of the ING VP Real Estate Portfolio.

The tables below show the returns for the Clarion Composite compared with the Wilshire Real Estate Securities Index ("WRES Index") for the one-, three-, five- and ten-year periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last ten years. This information is designed to demonstrate the historical track record of CRA. IT DOES NOT INDICATE HOW THE ING VP REAL ESTATE PORTFOLIO HAS PERFORMED OR WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                                        CLARION
                                      REAL ESTATE        WRES
                                     COMPOSITE (%)   INDEX (%)(1)
                                     -------------   ------------
 One Year                                37.05%          37.06%
 Three Years                             15.23%          15.82%
 Five Years                              14.43%          14.48%
 Ten Years                               13.50%          11.89%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                        CLARION
                                      REAL ESTATE        WRES
                                     COMPOSITE (%)   INDEX (%)(1)
                                     -------------   ------------
 2003                                    37.05%          37.06%
 2002                                     4.38%           2.63%
 2001                                     6.96%          10.45%
 2000                                    32.03%          30.74%
 1999                                    -2.87%          -3.19%
 1998                                   -16.84%         -17.43%
 1997                                    18.52%          19.80%
 1996                                    39.82%          36.87%
 1995                                    16.24%          13.65%
 1994                                     7.43%           1.64%

(1) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as real estate investment trust (REITs), real estate operating companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The performance reflected in the Clarion Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), which differs from the method used by the SEC.

The composite performance data in the Clarion Composite was calculated on a total return basis, reflects the reinvestment of all dividends and distributions, and includes all losses. Net operating expenses include investment advisory fees, service fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Clarion Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Portfolio by the Investment Company Act of 1940 ("1940 Act") or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Clarion Composite could have been adversely affected if the institutional private accounts included in the Clarion Composite had been regulated as investment companies under the federal securities laws. Some of the accounts in the Clarion Composite do not pay the same fees and expenses that mutual funds pay, and the Clarion Composite does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. The expenses reflected in the Clarion Composite are lower than the Portfolio's expected expenses. Returns would have been lower if the Clarion Composite had been subject to these fees and expenses. The aggregate returns of the accounts in the Clarion Composite may not reflect the returns of any particular account of CRA.


 24      Management of the Portfolios

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

The Portfolios are available only to serve as investment options under variable annuity contracts or variable life insurance policies issued by insurance companies that are part of the ING Groep N.V. group of companies. Shares of the Portfolios may be sold in the future to insurance companies that are not affiliated with ING Groep N.V., other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service.

ING Funds Distributor, LLC, the Distributor for the Trust, also offers directly to the public other ING Funds that have similar names, investment objectives and strategies as those of the Portfolios offered by this Prospectus. You should be aware that the Portfolios are likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of these Portfolios can be expected to vary from those of the other funds.

You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity contract or life insurance policy.

The insurance company that issued your variable annuity contract or life insurance policy is responsible for investing in the Portfolios according to the investment options you've chosen. You should consult the accompanying variable contract prospectus for additional information about how this works.

The Trust currently does not foresee any disadvantages to investors if the Trust serves as an investment medium for both variable annuity contracts and variable life insurance policies and it offers its shares to other permitted investors. However, it is possible that the interests of owners of variable annuity contracts and variable life insurance policies for which the Trust serves as an investment medium and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Trust might be required to redeem the investment of one or more of its separate accounts from the Trust, which might force the Trust to sell securities at disadvantageous prices.

The Trust may discontinue offering shares of any Portfolio at any time. If a Portfolio is discontinued, any allocation to that Portfolio will be allocated to another Portfolio that the Board of Trustees believes is suitable, as long as any required regulatory standards are met.

FREQUENT TRADING -- MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that a Portfolio determines not to be in the best interest of the Portfolio.

Omnibus accounts generally do not identify customers' trading activity to a Portfolio on an individual basis. The ability of the Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including an variable insurance or retirement plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio's performance.

Although the policies described above that are followed by omnibus account arrangements and the Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, the Portfolios are often required to make decisions that are inherently subjective. The Portfolios strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.



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                                              Information for Investors       25

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

CLASS S SHARES

The Trust also offers Class S shares of the Portfolios.

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by a Portfolio's Board of Trustees. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the S&P 500 Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed income securities that have gone into default and for which there is not current market value quotation;

The Portfolios or the Adviser may use a fair value pricing service approved by the Board of Trustees in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by a Portfolio's Board of Trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When a Participating Insurance Company is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When a Participating Insurance Company is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.


 26      Information for Investors

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

PORTFOLIO EARNINGS AND YOUR TAXES

Each Portfolio distributes virtually all of its net investment income and net capital gains to shareholders in the form of dividends. The Portfolios declare and pay dividends quarterly, with the exception of the High Yield Bond Portfolio, which declares dividends daily and pays dividends quarterly. Each Portfolio distributes capital gains, if any, at least once annually.

If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the separate accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the sole shareholders of the Portfolios will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.



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                                     Dividends, Distributions and Taxes       27

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All variable portfolios involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Portfolios named below may invest in these securities or use these techniques as part of a Portfolio's principal investment strategy. However, the Adviser or Sub-Adviser of any Portfolio may also use investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Portfolios that engage in the described strategy as a principal strategy. For these Portfolios, the risk associated with the strategy is a principal risk. Other Portfolios may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.

INABILITY TO SELL SECURITIES. (ALL PORTFOLIOS EXCEPT ING VP DISCIPLINED LARGECAP AND ING VP MAGNACAP PORTFOLIOS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-sized U.S. companies, high yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to a Portfolio.

INVESTMENTS IN FOREIGN SECURITIES. (ING VP FINANCIAL SERVICES, ING VP MAGNACAP, ING VP INTERNATIONAL VALUE AND ING VP HIGH YIELD BOND PORTFOLIOS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

Each Portfolio that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Portfolio assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Portfolio.

EMERGING MARKETS INVESTMENTS. (ING VP INTERNATIONAL VALUE AND ING VP HIGH YIELD BOND PORTFOLIOS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

INVESTMENTS IN REAL ESTATE SECURITIES (ING VP REAL ESTATE
PORTFOLIO). Investments in issuers that are primarily engaged in real estate, including real estate investment trusts ("REITs"), may subject the Portfolio to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

INITIAL PUBLIC OFFERINGS (IPOS) (ING VP REAL ESTATE PORTFOLIO). IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for a Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offerings.



 28      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL PORTFOLIOS EXCEPT ING VP DISCIPLINED LARGECAP AND ING VP MAGNACAP PORTFOLIOS). Certain Portfolios may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

CONVERTIBLE SECURITIES. (ING VP FINANCIAL SERVICES, ING VP MAGNACAP AND ING VP INTERNATIONAL VALUE PORTFOLIOS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES. (ING VP HIGH YIELD BOND AND ING VP MAGNACAP PORTFOLIOS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Portfolio's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

CONCENTRATION. (ING VP FINANCIAL SERVICES AND ING VP REAL ESTATE
PORTFOLIOS). The Portfolios concentrate [for purposes of the Investment Company Act of 1940 (the "1940 Act")] their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Portfolios may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

DERIVATIVES. (ING VP DISCIPLINED LARGECAP AND ING VP HIGH YIELD BOND PORTFOLIOS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Portfolios do not invest in these types of derivatives, and some do, please check the description of a Portfolio's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

HIGH YIELD SECURITIES. (ING VP HIGH YIELD BOND PORTFOLIO). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

LENDING PORTFOLIO SECURITIES. (ALL PORTFOLIOS). In order to generate additional income, each Portfolio may lend portfolio securities in an amount up to 33 1/3% of total



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                                           More Information About Risks       29

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

Portfolio assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

NON-DIVERSIFIED INVESTMENT COMPANY. (ING VP REAL ESTATE PORTFOLIO). The Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that the Portfolio may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

PORTFOLIO TURNOVER. (ING VP DISCIPLINED LARGECAP, ING VP SMALLCAP OPPORTUNITIES, ING VP MIDCAP OPPORTUNITIES AND ING VP HIGH YIELD BOND PORTFOLIOS). The Portfolios are generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Portfolio.

OTHER RISKS

MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The value of U.S. Government securities may decline due to changing interest rates.

OTHER INVESTMENT COMPANIES. The Portfolios may invest in other investment companies to the extent permitted by a Portfolio's investment policies. When a Portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

INTERESTS IN LOANS. Certain Portfolios may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Portfolio's investment. Many loans are relatively illiquid, and may be difficult to value.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Portfolio invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Portfolio, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal



 30      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Portfolio's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Portfolio will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, polices and investment programs of each Portfolio, as described in the Prospectuses and SAI.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when a Portfolio commits to purchase a security at a future date, and then the Portfolio pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Portfolio will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INVESTMENT BY FUNDS OF FUNDS (ING VP MIDCAP OPPORTUNITIES AND ING VP SMALLCAP OPPORTUNITIES PORTFOLIOS). The Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Portfolio's Class I financial performance for the past five years or, if shorter, the period of the Class I shares, operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions) but do not reflect charges and expenses attributable to any insurance product, and would be lower if they did. A report of the Trust's independent auditors, along with each Portfolio's financial statements, is included in the Trust's annual report, which is incorporated by reference into the SAI and is available upon request.

Financial Highlights are not included for the ING VP Financial Services and ING VP Real Estate Portfolios because the Portfolios had not commenced operations as of December 31, 2003.

 32      Financial Highlights

FINANCIAL HIGHLIGHTS                       ING VP DISCIPLINED LARGECAP PORTFOLIO
--------------------------------------------------------------------------------

For the years ended December 31, 2003, 2002, 2001 and 2000, the information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors. For the year ended December 31, 1999, the financial information was audited by other independent auditors.

                                                                                     CLASS I
                                                                             YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------
                                                                    2003     2002     2001     2000    1999(2)
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of the year                        $     2.94     3.84     4.39     4.99     4.83
 Income from investment operations:
 Net investment income                                         $     0.03     0.03     0.02     0.02     0.11
 Net realized and unrealized gain (loss) on investments        $     0.71    -0.88    -0.55    -0.60     0.16
 Total from investment operations                              $     0.74    -0.85    -0.53    -0.58     0.27
 Less distributions from:
 Net investment income                                         $     0.03     0.05     0.02     0.02     0.11
 Total distributions                                           $     0.03     0.05     0.02     0.02     0.11
 Net asset value, end of the year                              $     3.65     2.94     3.84     4.39     4.99
 TOTAL RETURN(1)                                               %    25.16   -22.29   -12.00   -11.63     5.79
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the year (000s)                            $    9,465    7,323   17,533   24,322   29,739
 Ratio of expenses to average net assets after
 reimbursement(3)(4)                                           %     0.90     0.90     0.90     0.90     0.89
 Ratio of expenses to average net assets prior to expense
 reimbursement                                                 %     1.46     1.66     1.62     1.18     1.26
 Ratio of net investment income to average net assets after
 reimbursement(4)                                              %     0.83     0.67     0.49     0.42     1.89
 Portfolio turnover rate                                       %      192      167       98       49      123

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(2) Portfolio commenced operations as Multi-Sector Bond Fund. Effective April 30, 1999 the Portfolio changed its name to Research Enhanced Index Portfolio and changed its investment objective as explained above on page 5, note 1.

(3) As of April 30, 1999, the expense limit increased from 0.80% to 0.90%.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                  ING VP Disciplined LargeCap Portfolio       33

ING VP MIDCAP OPPORTUNITIES PORTFOLIO                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                             CLASS I              CLASS I
                                                                            YEAR ENDED          ------------
                                                                           DECEMBER 31,         PERIOD ENDED
                                                                     ------------------------   DECEMBER 31,
                                                                      2003     2002     2001      2000(1)
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of the period                       $      4.50     6.07     9.05      10.00
 Income from investment operations:
 Net investment income (loss)                                   $     -0.02    -0.02    -0.01       0.01
 Net realized and unrealized gain (loss) on investments         $      1.67    -1.55    -2.97      -0.95
 Total from investment operations                               $      1.65    -1.57    -2.98      -0.94
Less distributions from:
 Net investment income                                          $        --       --       --       0.01
 Total distributions                                            $        --       --       --       0.01
 Net asset value, end of the period                             $      6.15     4.50     6.07       9.05
 TOTAL RETURN(2)                                                %     36.67   -25.86   -32.92      -9.38
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the period (000s)                           $    13,496    4,683    3,616      1,995
 Ratio of expenses to average net assets after
 reimbursement(3)(4)                                            %      0.90     0.88     0.90       0.90
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                               %      1.21     1.53     2.66       5.76
 Ratio of net investment income (loss) to average net assets
 after reimbursement(3)(4)                                      %     -0.53    -0.42    -0.32       0.40
 Portfolio turnover rate                                        %       162      387      429        103

--------------------------------------------------------------------------------

(1) The Portfolio commenced operations on May 5, 2000.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 34      ING VP MidCap Opportunities Portfolio

FINANCIAL HIGHLIGHTS                     ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

For the years ended December 31, 2003, 2002, 2001 and 2000, the information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors. For the year ended December 31, 1999, the financial information was audited by other independent auditors.

                                                                                   CLASS I
                                                                           YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------
                                                                    2003    2002    2001     2000     1999
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of the year                        $    10.64   18.88    26.73    29.24   14.12
 Income from investment operations:
 Net investment loss                                           $    -0.07   -0.10    -0.11    -0.01   -0.09
 Net realized and unrealized gain (loss) on investments        $     4.19   -8.14    -7.69     0.49   19.83
 Total from investment operations                              $     4.12   -8.24    -7.80     0.48   19.74
 Less distributions from:
 Net realized gains on investments                             $       --      --     0.05     2.99    4.62
 Total distributions                                           $       --      --     0.05     2.99    4.62
 Net asset value, end of the year                              $    14.76   10.64    18.88    26.73   29.24
 TOTAL RETURN(1)                                               %    38.72  -43.64   -29.15     1.09  141.03
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the year (000s)                            $   91,031  64,767  103,273  131,514  71,532
 Ratio of expenses to average net assets after
 reimbursement(2)(3)                                           %     0.90    0.90     0.90     0.90    0.90
 Ratio of expenses to average net assets prior to expense
 reimbursement                                                 %     1.07    1.23     1.15     0.98    1.09
 Ratio of net investment income (loss) to average net assets
 after reimbursement(3)                                        %    -0.63   -0.75    -0.59    -0.06   -0.64
 Portfolio turnover rate                                       %      168     414      304      148     236

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) As of November 9, 1998, the expense limit increased from 0.80% to 0.90%.
(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                ING VP SmallCap Opportunities Portfolio       35

ING VP MAGNACAP PORTFOLIO                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                             CLASS I             CLASS I
                                                                           YEAR ENDED          ------------
                                                                          DECEMBER 31,         PERIOD ENDED
                                                                     -----------------------   DECEMBER 31,
                                                                     2003     2002     2001      2000(1)
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of the period                       $     6.82     8.93    10.11      10.00
 Income from investment operations:
 Net investment income                                          $     0.10     0.08     0.11       0.05
 Net realized and unrealized gain (loss) on investments         $     2.00    -2.11    -1.17       0.11
 Total from investment operations                               $     2.10    -2.03    -1.06       0.16
 Less distributions from:
 Net investment income                                          $     0.08     0.08     0.12       0.05
 Total distributions                                            $     0.08     0.08     0.12       0.05
 Net asset value, end of the period                             $     8.84     6.82     8.93      10.11
 TOTAL RETURN(2)                                                %    31.00   -22.76   -10.44       1.61
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the period (000s)                           $    7,329    4,868    2,301      1,118
 Ratio of expenses to average net assets after
 reimbursement(3)(4)                                            %     0.95     0.90     0.90       0.90
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                               %     1.19     1.20     2.22       7.90
 Ratio of net investment income to average net assets after
 reimbursement(3)(4)                                            %     1.35     1.22     1.27       1.45
 Portfolio turnover rate                                        %       92       47       72         28

--------------------------------------------------------------------------------

(1) The Portfolio commenced operations on May 8, 2000.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 36      ING VP MagnaCap Portfolio

FINANCIAL HIGHLIGHTS                        ING VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

For the years ended December 31, 2003, 2002, 2001 and 2000, the information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors. For the year ended December 31, 1999, the financial information was audited by other independent auditors.

                                                                                   CLASS I
                                                                   ---------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------
                                                                    2003     2002    2001    2000    1999
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of the period                      $      8.60   10.27   12.19   14.77   11.08
 Income from investment operations:
 Net investment income                                         $      0.14    0.08    0.17    0.24    0.22
 Net realized and unrealized gain (loss) on investments        $      2.40   -1.66   -1.58    0.12    5.23
 Total from investment operations                              $      2.54   -1.58   -1.41    0.36    5.45
 Less distributions from:
 Net investment income                                         $      0.13    0.09    0.18    0.27    0.24
 Net realized gains on investments                             $        --      --    0.33    2.67    1.52
 Total distributions                                           $      0.13    0.09    0.51    2.94    1.76
 Net asset value, end of the period                            $     11.01    8.60   10.27   12.19   14.77
 TOTAL RETURN(1)                                               %     29.92  -15.46  -11.58    3.18   50.18
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the period (000s)                          $   162,602  64,042  33,223  26,815  24,051
 Ratio of expenses to average net assets after
 reimbursement(2)(3)                                           %      1.00    1.00    1.00    1.00    1.00
 Ratio of expenses to average net assets prior to expense
 reimbursement                                                 %      1.45    1.58    1.53    1.44    1.52
 Ratio of net investment income to average net assets after
 reimbursement(3)                                              %      1.51    0.79    1.57    1.83    1.69
 Portfolio turnover rate                                       %        89     164      24      69      84

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) Effective November 9, 1998, the expenses limit increased from 0.80% to 1.00%

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                   ING VP International Value Portfolio       37

ING VP HIGH YIELD BOND PORTFOLIO                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the years ended December 31, 2003, 2002, 2001 and 2000, the information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors. For the year ended December 31, 1999, the financial information was audited by other independent auditors.

                                                                                  CLASS I
                                                                          YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------
                                                                    2003   2002    2001    2000    1999
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $     2.83   3.16    3.45    4.30    4.87
 Income from investment operations:
 Net investment income                                         $     0.16   0.35    0.26    0.40    0.44
 Net realized and unrealized gain (loss) on investments        $     0.27  -0.33   -0.29   -0.85   -0.57
 Total from investment operations                              $     0.43   0.02   -0.03   -0.45   -0.13
 Less distributions from:
 Net investment income                                         $     0.17   0.35    0.26    0.40    0.44
 Total distributions                                           $     0.17   0.35    0.26    0.40    0.44
 Net asset value, end of year                                  $     3.09   2.83    3.16    3.45    4.30
 TOTAL RETURN(1)                                               %    15.37   0.46   -1.05  -11.17   -2.98
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the year (000s)                            $   23,260  9,761  10,461  10,642  16,442
 Ratio of expenses to average net assets after
 reimbursement(2)                                              %     0.81   0.80    0.80    0.80    0.80
 Ratio of expenses to average net assets prior to expense
 reimbursement                                                 %     1.24   1.46    1.28    1.13    1.11
 Ratio of net investment income to average net assets after
 reimbursement(2)                                              %     6.90   9.57    9.76    9.53    9.19
 Portfolio turnover rate                                       %      243     77     109     140      85

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 38      ING VP High Yield Bond Portfolio

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING VARIABLE PRODUCTS TRUST'S PORTFOLIOS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the Financial Statements and the Auditors' Reports (in Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual Reports, the SAI or other
Portfolio information, or to make investment related inquiries:

ING VARIABLE PRODUCTS TRUST
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the ING Variable Products Trust's SEC file number, which is 811-8220

  [ING FUNDS LOGO]                          VPIPROS0404-043004

       PROSPECTUS

[CHESS PIECE GRAPHIC]
       April 30, 2004

       Class S
                                                 ING VARIABLE PRODUCTS TRUST
                                                 DOMESTIC EQUITY GROWTH
                                                 PORTFOLIOS
                                                 ING VP Disciplined LargeCap
                                                 Portfolio
                                                 ING VP LargeCap Growth
                                                 Portfolio
                                                 ING VP MidCap Opportunities
                                                 Portfolio
                                                 ING VP SmallCap Opportunities
                                                 Portfolio
                                                 DOMESTIC EQUITY VALUE
                                                 PORTFOLIOS
                                                 ING VP Financial Services
                                                 Portfolio
                                                 ING VP MagnaCap Portfolio
                                                 DOMESTIC EQUITY AND INCOME
                                                 PORTFOLIOS
                                                 ING VP Convertible Portfolio
                                                 ING VP Real Estate Portfolio
                                                 INTERNATIONAL EQUITY PORTFOLIO
                                                 ING VP International Value
                                                 Portfolio
                                                 FIXED INCOME PORTFOLIO
                                                 ING VP High Yield Bond
                                                 Portfolio

       This Prospectus contains
       important information about
       investing in Class S shares of
       the ING Variable Products
       Trust Portfolios. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       (FDIC), the Federal Reserve
       Board or any other government
       agency; and is affected by
       market fluctuations. There is
       no guarantee that the
       Portfolios will achieve their
       objectives. As with all
       variable portfolios, the U.S.
       Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Portfolio's objective, investment strategy and risks.

You'll also find:

[MONEY GRAPHIC]
         HOW THE
         PORTFOLIO HAS
         PERFORMED




HOW THE PORTFOLIO HAS PERFORMED. A chart that shows the Portfolio's financial performance for the past ten years (or since inception, if shorter).

[COIN GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



Each Portfolio is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (Participating Insurance Companies).

Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of each Portfolio. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. SHARES OF THE PORTFOLIOS ARE NOT OFFERED DIRECTLY TO THE GENERAL PUBLIC.

WHAT YOU PAY TO INVEST. Information about the Portfolios' management fees and expenses the Portfolios pay. You'll find further details about the fees associated with your annuity contract or life insurance policy in the accompanying product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

    INTRODUCTION TO THE ING VP PORTFOLIOS                    1
    PORTFOLIOS AT A GLANCE                                   2

    DOMESTIC EQUITY GROWTH PORTFOLIOS
    ING VP Disciplined LargeCap Portfolio                    4
      (Formerly ING VP Research Enhanced Index
      Portfolio)
    ING VP LargeCap Growth Portfolio                         6
    ING VP MidCap Opportunities Portfolio                    8
    ING VP SmallCap Opportunities Portfolio                 10

    DOMESTIC EQUITY VALUE PORTFOLIOS
    ING VP Financial Services Portfolio                     12
    ING VP MagnaCap Portfolio                               14

    DOMESTIC EQUITY AND INCOME PORTFOLIOS
    ING VP Convertible Portfolio                            16
    ING VP Real Estate Portfolio                            18

    INTERNATIONAL EQUITY PORTFOLIO
    ING VP International Value Portfolio                    20

    FIXED INCOME PORTFOLIO
    ING VP High Yield Bond Portfolio                        22

    WHAT YOU PAY TO INVEST                                  24
    MANAGEMENT OF THE PORTFOLIOS                            26
    INFORMATION FOR INVESTORS                               30
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      32
    MORE INFORMATION ABOUT RISKS                            33
    FINANCIAL HIGHLIGHTS                                    37
    WHERE TO GO FOR MORE INFORMATION                Back cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                           INTRODUCTION TO THE ING VP PORTFOLIOS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. The ING Variable Products Trust's (Trust) Portfolios have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Portfolios. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING VP Portfolios, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH PORTFOLIOS

  ING's Domestic Equity Growth Portfolios seek long-term growth by investing primarily in domestic equities.

  The Portfolios may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE PORTFOLIOS

  ING's Domestic Equity Value Portfolios seek capital appreciation.

  The Portfolios may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.

DOMESTIC EQUITY AND INCOME PORTFOLIOS

  ING's Domestic Equity and Income Portfolios seek income and growth of capital.

  The Portfolios may suit you if you:

  - want both regular income and the potential for long-term capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth or Domestic Equity Value Portfolios.

INTERNATIONAL EQUITY PORTFOLIO

  ING offers an International Equity Portfolio that applies the technique of value investing. This Portfolio seeks long-term capital appreciation by investing primarily in foreign equities.

  The Portfolio may suit you if you:

  - are investing for the long-term -- at least several years;
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

FIXED INCOME PORTFOLIO

  ING offers an aggressive Fixed Income Portfolio.

  The Portfolio may suit you if you:

  - want a regular stream of income and the potential for capital appreciation;
  - want greater income potential than a money market fund; and
  - are willing to accept more risk than in a money market fund.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   Introduction to the ING VP Portfolios       1

PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Portfolio. It is designed to help you understand the differences between the Portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.

                  PORTFOLIO
                  ------------------------------------------------
DOMESTIC          ING VP Disciplined LargeCap Portfolio
EQUITY GROWTH     Adviser: ING Investments, LLC
PORTFOLIOS        Sub-Adviser: Aeltus Investment Management, Inc.


                  ING VP LargeCap Growth Portfolio
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Wellington Management Company, LLP

                  ING VP MidCap Opportunities Portfolio
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


                  ING VP SmallCap Opportunities Portfolio
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          ING VP Financial Services Portfolio
EQUITY VALUE      Adviser: ING Investments, LLC
PORTFOLIOS        Sub-Adviser: Aeltus Investment Management, Inc.


                  ING VP MagnaCap Portfolio
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          ING VP Convertible Portfolio
EQUITY AND        Adviser: ING Investments, LLC
INCOME            Sub-Adviser: Aeltus Investment Management, Inc.
PORTFOLIOS


                  ING VP Real Estate Portfolio
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Clarion Real Estate Securities
                  LP


INTERNATIONAL     ING VP International Value Portfolio
EQUITY            Adviser: ING Investments, LLC
PORTFOLIO         Sub-Adviser: Aeltus Investment Management, Inc.


FIXED INCOME      ING VP High Yield Bond Portfolio
PORTFOLIO         Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                INVESTMENT OBJECTIVE
                ------------------------------------------------------------
DOMESTIC        Capital appreciation
EQUITY GROWTH
PORTFOLIOS

                Long-term capital appreciation

                Long-term capital appreciation

                Long-term capital appreciation

DOMESTIC        Long-term capital appreciation
EQUITY VALUE
PORTFOLIOS

                Growth of capital, with dividend income as a secondary consideration

DOMESTIC        Maximum total return, consisting of capital appreciation and
EQUITY AND      current income
INCOME
PORTFOLIOS

                Total return

INTERNATIONAL   Long-term capital appreciation
EQUITY
PORTFOLIO

FIXED INCOME    High current income and total return
PORTFOLIO

 2      Portfolios at a Glance

                                                          PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large companies included in          Price volatility and other risks that accompany an
the Standard & Poor's 500 Composite Stock Price           investment in equity securities.
Index.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth- oriented equity securities.

Equity securities of mid-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          mid-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.


Equity securities of smaller, lesser-known U.S.           Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of companies principally engaged        Price volatility and other risks that accompany an
in providing financial services                           investment in equity securities. Susceptible to risks of a decline in the price of securities of companies concentrated in the financial services industry.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued compared to the overall stock           investment in equity securities.
market

Convertible securities, as well as equities and           Price volatility and other risks that accompany an
high-yield debt securities.                               investment in equity securities. Credit, interest rate,
                                                          liquidity and other risks that accompany an investment in
                                                          convertible and debt securities, including lower quality
                                                          debt securities.


Common and preferred stocks of U.S. real estate           Price volatility and other risks that accompany an
investment trusts (REITs) and real estate                 investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.

Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in value-oriented foreign equities. May be
their long-term value.                                    sensitive to currency exchange rates, international
                                                          political and economic conditions and other risks that
                                                          affect foreign securities.


A diversified portfolio of high yield (high risk)         Interest rate, credit risk, prepayment and other risks that
bonds that are unrated or rated below investment          accompany an investment in lower-quality debt securities.
grade.                                                    Particularly sensitive to credit risk during periods of
                                                          economic uncertainty or economic downturns. May also be
                                                          subject to price volatility from equity exposure and foreign securities. May be sensitive to currency exchange rates,
                                                          international, political, social or economic conditions, and other risks.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                  Portfolios at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP DISCIPLINED LARGECAP PORTFOLIO                                       Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio normally invests at least 80% of its total assets in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock exchanges.

In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. The market capitalization of those stocks that the Sub-Adviser believes will outperform the S&P 500 Index will change with market conditions. As of December 31, 2003, the Sub-Adviser targeted companies with a market capitalization of at least $900 million. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. The Sub-Adviser expects that there will be a correlation between the performance of the Portfolio and that of the S&P 500 Index in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield), which approximate those of the S&P 500 Index.

The Portfolio may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index futures and or options on futures of the S&P 500 Index).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally does not change this strategy even temporarily, which could make the Portfolio more susceptible to poor market conditions.

MARKET TRENDS -- from time to time, the stock market may not favor the large-cap, growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or small-cap securities, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING VP Disciplined LargeCap Portfolio

                                           ING VP DISCIPLINED LARGECAP PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                 YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)(5)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I (formerly Class R) shares, revised to reflect the higher expenses of Class S shares, from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          14.68    12.23    5.88     0.76     5.54    -11.86   -12.23   -22.47    24.87

(1) The Portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. From inception through April 29, 1999, the Portfolio operated under this investment objective and related investment strategies. Effective April 30, 1999, the Portfolio changed its name to the Research Enhanced Index Portfolio and changed its investment objective and strategies to invest primarily in equity securities of larger companies that make up the S&P 500 Index. Accordingly, beginning April 30, 1999, the benchmark index for the Portfolio has been changed from the Lehman Brothers US Government/Credit Bond Index to the S&P 500 Index.
(2) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.
(3) Because Class S shares had not yet commenced operations prior to the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(4) Prior to August 1, 2001, the Portfolio was managed by a different sub-adviser.
(5) Effective June 2, 2003, the Portfolio changed its name to ING VP Disciplined LargeCap Portfolio. Prior to June 2, 2003, the name of the Portfolio was ING VP Research Enhanced Index Portfolio.

            Best and worst quarterly performance during this period:
                           2nd quarter 2003:  13.96%
                           3rd quarter 2002: -17.49%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of broad measures of market performance -- a Composite Index reflecting the combined performance of the Lehman Brothers US Government/Credit Bond Index (selected in light of the Portfolio's previous investment objective and strategies) and the S&P 500 Index, the S&P 500 Index and the Lehman Brothers US Government/Credit Bond Index.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class I Return                                                  %  24.87     -4.59             0.98
Composite Index Return (reflects no deduction for fees or
 expenses)(3)                                                   %  28.71      1.95             3.86(3)
S&P 500 Index (reflects no deduction for fees or
expenses)(4)                                                    %  28.71     -0.57         11.81(5)
Lehman Brothers US Government/Credit Bond Index (reflects no
deduction for fees or expenses)(6)                              %   4.67      6.66          7.68(5)

(1) This table shows performance of the Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares, because Class S shares had not yet commenced operations prior to the date of this Prospectus. See footnote (3) to the bar chart above.
(2) Class I commenced operations on May 6, 1994.
(3) The Composite Index Return, formerly referred to as Index Return, showing the 1 year, 5 year and 10 years (or Life of Class) average annual total returns is a calculation that reflects the Lehman Brothers US Government/Credit Bond Index, formerly Lehman Brothers Government/Corporate Bond Index, for the period May 6, 1994 (inception of the Portfolio) to April 30, 1999, and the S&P 500 Index for the period May 1, 1999 to December 31, 2003. See footnote (1) to the bar chart above.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5) The Index return is for the period beginning May 1, 1994.
(6) The Lehman Brothers US Government/Credit Bond Index is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP Disciplined LargeCap Portfolio       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                  Wellington Management Company,
ING VP LARGECAP GROWTH PORTFOLIO                                             LLP
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio normally invests at least 80% of its assets in equity securities of large U.S. companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Portfolio may invest include common stock, convertible securities, rights, warrants and exchange traded funds (ETFs).

The Portfolio invests in the stocks of successful, large, growing companies. The Sub-Adviser considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. As of December 31, 2003, this meant a market capitalization of at least $2.78 billion. Capitalization of companies in the S&P 500 Index will change with market conditions. The Portfolio's investment strategy is based on the assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and in the long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.

Using a unique valuation measure in each industry, the Sub-Adviser ranks each stock based on its upside return potential relative to its down side risk. The Sub-Adviser typically purchases companies that rank in the top 25% based on this measure and sells the stocks when they fall below the median.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers and non-dollar denominated securities.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Portfolio a higher risk of price volatility than a portfolio that emphasizes other styles, such as a value-oriented style.

MARKET TRENDS -- from time to time, the stock market may not favor the large-cap, growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or small-cap securities, or may not favor equities at all.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates, the use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

EXCHANGE TRADED FUNDS (ETFS) -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETF's underlying NAVs. Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them on the secondary market, the Portfolio will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Portfolio.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

 6      ING VP LargeCap Growth Portfolio

                                                ING VP LARGECAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                        -34.80    33.01

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) ING Investments has been the Portfolio's investment adviser since April 30, 2001. The Portfolio was directly managed by ING Investments from April 30, 2001 to June 2, 2003. Wellington Management Company, LLP became the Sub-Adviser to the Portfolio on June 2, 2003.

            Best and worst quarterly performance during this period:
                           2nd quarter 2003:  16.53%
                           3rd quarter 2002: -17.31%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class S Return                                                  %   33.01             -7.07                    N/A
Russell 1000 Growth Index (reflects no deduction for fees or
  expenses)(2)                                                  %   29.75             -4.69(3)                 N/A
S&P 500 Index (reflects no deduction for fees or
expenses)(4)                                                    %   28.71             -1.83(3)                 N/A

(1) Class S commenced operations on August 2, 2001.

(2) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.

(3) The Index return is for the period beginning August 1, 2001.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING VP LargeCap Growth Portfolio       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP MIDCAP OPPORTUNITIES PORTFOLIO                                       Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Portfolio, mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index. The market capitalization range will change as the companies included in the Russell MidCap Growth Index change.

The market capitalization of companies held by the Portfolio as of December 31, 2003 ranged from $700 million to $17 billion.

The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Portfolio a higher risk of price volatility than a portfolio that emphasizes other styles, such as a value-oriented style. The Portfolio invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or large-cap or small-cap securities, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING VP MidCap Opportunities Portfolio

                                           ING VP MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                               -33.10   -25.99    36.69

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) The figures for 2003 and 2002 provide performance information for Class S shares of the Portfolio. The figure for 2001 provides performance information for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

            Best and worst quarterly performance during this period:
                            4th quarter 2001: 23.05%
                           3rd quarter 2001: -28.08%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of broad measures of market performance -- the Russell MidCap Growth Index and the Russell MidCap Index.

                                                                                      5 YEARS                 10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)(2)   (OR LIFE OF CLASS)
Class I Return(3)                                               %   36.32              -12.63                   N/A
Class S Return                                                  %   36.69               -5.51                   N/A
Russell MidCap Growth Index (reflects no deduction for fees
  or expenses)(4)                                               %   42.71              -10.44(5)                N/A
Russell MidCap Index (reflects no deduction for fees or
  expenses)(6)                                                  %   40.06                3.73(5)                N/A

(1) Class I commenced operations on May 5, 2000.
(2) Class S shares commenced operations on May 7, 2001.
(3) The performance for Class I shares of the Portfolio are revised to reflect the higher expenses of Class S shares.
(4) The Russell MidCap Growth Index measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.
(5) The Index return for Class I shares is for the period beginning May 1, 2000. The Index return for Class S shares is -2.04% for the Russell MidCap Growth Index and 5.05% for the Russell MidCap Index for the period beginning May 1, 2001.
(6) The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP MidCap Opportunities Portfolio       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO                                     Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Portfolio, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index, which is an index that measures the performance of small growth companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes. The market capitalization of companies held by the Portfolio as of December 31, 2003 ranged from $56 million to $2.1 billion.

The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests in companies that the Sub-Adviser feels have above average prospects for growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that emphasizes other styles, such as a value-oriented style. The Portfolio invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or large-cap securities, or may not favor equities at all.

The Portfolio's investment in technology sectors of the stock market and in initial public offerings had a significant impact on performance in 1999. There can be no assurance that such performance will be repeated.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 10      ING VP SmallCap Opportunities Portfolio

                                         ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          21.10    13.33    15.52    16.99   140.45    0.81    -29.34   -43.74    38.36

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) The figures for 2003 and 2002 provide performance information for Class S shares of the Portfolio. The figures for 1995-2001 provide performance information for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  57.62%
                           3rd quarter 2001: -29.41%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of broad measures of market performance -- the Russell 2000 Growth Index and the Russell 2000 Index.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(2)
Class I Return(3)                                               %  38.39             5.90                   10.01
Class S Return                                                  %  38.36           -13.95                     N/A
Russell 2000 Growth Index (reflects no deduction for fees or
 expenses)(4)                                                   %  48.54             0.86(5)                 6.07(5)
Russell 2000 Index (reflects no deduction for fees or
 expenses)(6)                                                   %  47.25             7.13(5)                10.05(5)

(1) Class S commenced operations on May 3, 2001.
(2) Class I commenced operations on May 6, 1994.
(3) The performance for Class I shares of the Portfolio are revised to reflect the higher expenses of Class S shares.
(4) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.
(5) The Index return for Class I shares is for the period beginning May 1, 1994. The Index return for Class S shares is -0.45% for the Russell 2000 Growth and 6.75% for the Russell 2000 Index for the period beginning May 1, 2001.
(6) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                ING VP SmallCap Opportunities Portfolio       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP FINANCIAL SERVICES PORTFOLIO                                         Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities of companies principally engaged in the financial services industry. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For purposes of the Portfolio's investment strategy, financial services companies are companies that derive at least 50% of their total revenues or earnings from business operations in or directly related to financial services. The equity securities in which the Portfolio invests are normally common stocks, but may also include preferred stocks, warrants, and convertible securities. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies.

Financial services companies may include, but are not limited to the following: banks; bank holding companies; investment banks; trust companies; insurance companies; insurance brokers; finance companies; securities broker-dealers; electronic trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing or managing commodities; companies that invest significantly in or deal in financial instruments; government-sponsored financial enterprises; real estate investment trusts; thrifts and savings banks; mortgage companies; title companies; conglomerates with significant interests in financial services companies; foreign financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; suppliers to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.

The Portfolio may invest the remaining 20% of its assets in equity or debt securities of financial services companies or companies that are not financial services companies, and in money market instruments. The Portfolio may also invest in savings accounts of mutual thrifts that may allow the Portfolio to participate in potential future stock conversions of the thrift.

The Sub-Adviser emphasizes a value approach, and selects securities it deems to be undervalued relative to the market, comparable institutions, or other benchmarks and have potential for future growth, including securities of institutions that the Sub-Adviser believes are well positioned to take advantage of investment opportunities in the financial services industry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may lend Portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.

RISKS OF CONCENTRATION -- because the Portfolio's investments are concentrated in companies engaged in the financial services industry, the value of the Portfolio may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of financial services companies as a group fall out of favor, the Portfolio could underperform funds that have greater diversification.

CHANGES IN INTEREST RATES -- because the profitability of financial services companies may be largely dependent on the availability and cost of capital, which fluctuates significantly in responses to changes in interest rates and general economic conditions, the value of the Portfolio's securities may fall when interest rates rise.

ILLIQUID SECURITIES -- if a security is illiquid, the Portfolio might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks and securities depositories than those in the U.S.; and foreign controls on investment. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

 12      ING VP Financial Services Portfolio

                                             ING VP FINANCIAL SERVICES PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   Since the ING VP Financial Services Portfolio has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                    ING VP Financial Services Portfolio       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP MAGNACAP PORTFOLIO                                                   Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks growth of capital, with dividend income as a secondary consideration.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio will normally invest at least 80% of its assets in common stock of large companies. The Portfolio will provide shareholders with at least 60 day's prior notice of any change in this investment policy.

Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. As of December 31, 2003, this meant a market capitalization of at least $1.6 billion.

The Portfolio normally invests in companies that the Sub-Adviser, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the Sub-Adviser will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.

The equity securities in which the Portfolio may invest include common stocks, convertible securities, and rights or warrants. The Portfolio may invest the remaining 20% of its assets in other types of securities including foreign securities and securities of smaller companies. Although the Portfolio normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Portfolio also may invest in small- and mid-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities that meet the Portfolio's disciplined investment criteria. Rather, the market could favor growth-oriented securities or small-cap securities, or may not favor equities at all.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

RISKS OF FOREIGN INVESTING -- foreign investing may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

 14      ING VP MagnaCap Portfolio

                                                       ING VP MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                               -10.67   -22.99    30.68

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges, which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if it did.
(2) The figures for 2003 and 2002 provide performance information for Class S shares of the Portfolio, revised to reflect the higher expenses of Class S shares. The figure for 2001 provides performance information for Class I shares of the Portfolio. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

            Best and worst quarterly performance during this period:
                           2nd quarter 2003:  15.36%
                            3rd quarter 2002: -22.35%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Russell 1000 Value Index, the Russell 1000 Index, and the Standard & Poor's Barra Value Index (S&P Barra Value Index).

                                                                                    5 YEARS                   10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)(2)     (OR LIFE OF CLASS)
Class I Return(3)                                               %  30.70              -2.48                     N/A
Class S Return                                                  %  30.68              -1.97                     N/A
Russell 1000 Value Index (reflects no deduction for fees or
  expenses)(4)                                                  %  30.03               3.08(5)                  N/A
Russell 1000 Index (reflects no deduction for fees or
  expenses)(6)                                                  %  29.89              -5.45(5)                  N/A
S&P Barra Value Index (reflects no deduction for fees or
  expenses)(7)                                                  %  31.80              -0.51(5)                  N/A

(1) Class I commenced operations on May 8, 2000.
(2) Class S commenced operations on May 3, 2001.
(3) The performance for Class I shares of the Portfolio are revised to reflect the higher expenses of Class S shares.
(4) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P Barra Value Index.
(5) The Index return for Class I shares is for the period beginning May 1, 2000. The Index return for Class S shares is 1.85% for Russell 1000 Value Index, -2.17% for Russell 1000 Index and -2.97% for the S&P Barra Value Index for the period beginning May 1, 2001.
(6) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
(7) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING VP MagnaCap Portfolio       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP CONVERTIBLE PORTFOLIO                                                Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks maximum total return, consisting of capital appreciation and current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Portfolio invests at least 80% of its assets in convertible securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Portfolio emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Portfolio invests may be rated below investment grade (high risk instruments), or, if not rated, may be of comparable quality at the time of purchase. There is no minimum credit rating for securities in which the Portfolio may invest. Through investments in convertible securities, the Portfolio seeks to capture the upside potential of the underlying equities with less downside exposure.

The Portfolio may also invest up to 20% of its total assets in common and nonconvertible preferred stocks, and in nonconvertible debt securities, which may include high yield debt securities (commonly known as junk bonds) rated below investment grade, or of comparable quality if unrated at the time of purchase. The Portfolio may also invest in securities issued by the U.S. Government and its agencies and instrumentalities. Most, but not all, of the bonds in which the Portfolio invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.

In evaluating convertible securities, the Portfolio's Sub-Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

CHANGES IN INTEREST RATES -- the value of the convertible and debt securities held by the Portfolio may fall when interest rates rise. The Portfolio may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

CREDIT RISK -- the Portfolio could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Portfolio may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

INABILITY TO SELL SECURITIES -- convertible securities, smaller company securities, and high yield securities may be less liquid than other investments. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 16      ING VP Convertible Portfolio

                                                    ING VP CONVERTIBLE PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class S shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                         -6.89    26.99

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

            Best and worst quarterly performance during this period:
                            4th quarter 2003: 11.28%
                            3rd quarter 2002: -5.78%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Merrill Lynch All Convertible Excluding Mandatory All Qualities Index ("ML Convert Index") and the First Boston Convertible Index ("FB Convertible Index").

                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)
Class S Return                                                  %   26.99              9.88                     N/A
ML Convert Index (reflects no deduction for fees or
  expenses)(2)                                                  %   25.80              8.23(3)                  N/A
FB Convertible Index (reflects no deduction for fees or
  expenses)(4)                                                  %   26.03              8.29(3)                  N/A

(1) Class S commenced operations on August 20, 2001.
(2) The ML Convert Index is a market capitalization-weighted index including non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Securities must be convertible into U.S. denominated common stocks, American Depositary Receipts, or cash equivalent to be included. The ML Convert Index includes approximately 550 convertible securities and is updated and available daily, lending itself to daily performance attribution. The ML Convert Index is more representative of the overall convertible market, because it includes many convertible securities that are excluded by the FB Convertible Index.
(3) The Index return is for the period beginning September 1, 2001.
(4) The FB Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical to those in the Portfolio's investment portfolio.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING VP Convertible Portfolio       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                         ING Clarion Real Estate
ING VP REAL ESTATE PORTFOLIO                                          Securities
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Portfolio seeks total return. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Portfolio, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate managers, real estate brokers, real estate dealers and companies with substantial real estate holdings.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yields and growth. Companies are evaluated for purchase and sale using several different quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Portfolio's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may invest in initial public offerings.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small-and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

The Portfolio's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Portfolio invests. Rather, the market could favor stocks or industries to which the Portfolio is not exposed, or may not favor equities at all.

NON-DIVERSIFICATION RISKS -- the Portfolio is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater portion of the Portfolio's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Portfolio's investments are concentrated in the real estate industry, the value of the Portfolio may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Portfolio could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investment in issuers that are principally engaged in real estate, including REITs, may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Portfolio's return may be attributable to its investment in initial public offerings. When the Portfolio's asset base is small, the impact of such investments on the Portfolio's return will be magnified. As the Portfolio's assets grow, it is likely that the effect of the Portfolio's investment in initial public offerings on the Portfolio's return will decline.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

 18      ING VP Real Estate Portfolio

                                                    ING VP REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   Since the ING VP Real Estate Portfolio has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING VP Real Estate Portfolio       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP INTERNATIONAL VALUE PORTFOLIO                                        Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The Sub-Adviser applies the technique of value investing by seeking stocks that their research indicates are priced below their long-term value.

The Portfolio holds common stocks, preferred stocks, American, European and global depository receipts, as well as convertible securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Portfolio may invest up to the greater of:

- 20% of its assets in any one country or industry, or,

- 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, as long as the Portfolio meets any industry concentration or diversification requirements under the Investment Company Act of 1940 as amended.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities the Sub-Adviser believes are more promising.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio's investments may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Portfolio invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 20      ING VP International Value Portfolio

                                            ING VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     16.64    49.80    2.92    -11.80   -15.66    29.79

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) The figure for 2003 provides performance information for Class S shares of the Portfolio. The figures for 2002 and prior years provide performance information for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities.
    Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(3) ING Investments, LLC has been the Portfolio's investment adviser since August 8, 1997; however, prior to July 1, 2002, the Portfolio was advised by a different sub-adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1999: 23.67%
                           3rd quarter 2002: -18.94%

                          AVERAGE ANNUAL TOTAL RETURNS
                      (FOR PERIOD ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the MSCI EAFE Index.

                                                                                                 10 YEARS
                                                                    1 YEAR   5 YEARS(1)    (OR LIFE OF CLASS)(2)
Class I Return(3)                                              %     29.59       8.24               9.18
Class S Return                                                 %     29.79       2.81                N/A
MSCI EAFE Index (reflects no deduction for fees or
  expenses)(4)                                                 %     39.17       0.26               1.48(5)

(1) Class S commenced operations on March 19, 2002.

(2) Class I commenced operations on August 8, 1997.

(3) The performance for Class I shares of the Portfolio are revised to reflect the higher expenses of Class S shares.
(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) The Index return for Class I shares is for the period beginning August 1, 1997. The Index return for Class S shares is 9.23% for the period beginning April 1, 2002.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP International Value Portfolio       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING VP HIGH YIELD BOND PORTFOLIO                                            Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks to provide investors with a high level of current income and total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of high yield (high risk) bonds. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

High yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization. The Portfolio defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Portfolio, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Portfolio's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Portfolio or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment grade debt securities; common and preferred stocks U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Portfolio's investment objectives; and debt securities of foreign issuers including securities of companies in emerging markets. The Portfolio may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Portfolio will not purchase common stocks if, after such purchase, more than 20% of the value of its assets would be in common stocks. The Portfolio is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase.

In selecting equity securities, the Sub-Adviser uses a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

In choosing investments for the Portfolio, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Portfolio is subject to risks associated with investing in lower-rated securities. You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

CHANGES IN INTEREST RATES -- the value of the Portfolio's investments may fall when interest rates rise. The Portfolio may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Portfolio may be subject to more credit risk than other income portfolios, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. The Portfolio is also subject to credit risk through its investment in floating rate loans.

PREPAYMENT RISK -- the Portfolio may invest in mortgage related securities. If the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled and interest rates are falling, the Portfolio may have to reinvest this money at lower yields.

RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Portfolio could lose money if it cannot sell a security at the time and price that wold be most beneficial to the Portfolio. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social or economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks, securities, depositories or exchanges than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

SMALL-CAPITALIZATION COMPANIES RISK -- investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies may not be traded in volumes typical of securities of larger companies. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 22      ING VP High Yield Bond Portfolio

                                                ING VP HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                   The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I (formerly Class R) shares, revised to reflect the higher expenses of Class S shares, from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          18.27    15.47    8.74     -0.36    -3.24   -11.38    -1.31    0.20     15.08

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Because Class S shares had not yet commenced operations prior to the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

            Best and worst quarterly performance during this period:
                            4th quarter 2002:  6.67%
                            3rd quarter 1998: -8.03%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      (FOR PERIOD ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class I Return                                                  %  15.08     -0.49             3.76
Lehman Brothers High Yield Bond Index (reflects no deduction
  for fees or expenses)(3)                                      %  28.97      5.23             7.43(4)

(1) This table shows performance of the Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares, because Class S shares of the Portfolio had not yet commenced operations prior to the date of this Prospectus. See footnote (2) to the bar chart above.

(2) Class I commenced operations on May 6, 1994.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Portfolio.

(4) The Index return is for the period beginning May 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING VP High Yield Bond Portfolio       23

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       The table that follows shows the estimated operating expenses paid each year by a Portfolio. These estimated expenses are based on the expenses paid by the Portfolios in the year 2003. Actual expenses paid by the Portfolios may vary from year to year.

       Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to that variable contract, but are merely investment options made available to you by your insurance company under your variable contract. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not applicable.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIOS(1)
(as a % of average net assets)

                                                                                                   TOTAL           WAIVERS,
                                                                                                 PORTFOLIO      REIMBURSEMENTS
                                                   MANAGEMENT     SERVICE         OTHER          OPERATING            AND
PORTFOLIO                                             FEES         FEES       EXPENSES(2)(3)     EXPENSES       RECOUPMENTS(4)
--------------------------------------------------------------------------------------------------------------------------------
 ING VP Disciplined LargeCap                 %        0.75         0.25            0.71            1.71              -0.61
 ING VP LargeCap Growth                      %        0.75         0.25            1.04            2.04              -0.94
 ING VP MidCap Opportunities                 %        0.75         0.25            0.45            1.45              -0.35
 ING VP SmallCap Opportunities               %        0.75         0.25            0.32            1.32              -0.22
 ING VP Financial Services                   %        0.75         0.25            0.15            1.15              -0.10
 ING VP MagnaCap                             %        0.75         0.25            0.40(5)         1.40(5)           -0.29
 ING VP Convertible                          %        0.75         0.25            1.17            2.17              -1.07
 ING VP Real Estate                          %        0.80         0.25            0.45            1.50              -0.20
 ING VP International Value                  %        1.00         0.25            0.45            1.70              -0.50
 ING VP High Yield Bond                      %        0.75         0.25            0.49            1.49              -0.48


                                             TOTAL NET
                                             PORTFOLIO
PORTFOLIO                                     EXPENSES
-----------------------------------------  --------------
 ING VP Disciplined LargeCap                    1.10
 ING VP LargeCap Growth                         1.10
 ING VP MidCap Opportunities                    1.10
 ING VP SmallCap Opportunities                  1.10
 ING VP Financial Services                      1.05
 ING VP MagnaCap                                1.11(5)
 ING VP Convertible                             1.10
 ING VP Real Estate                             1.30
 ING VP International Value                     1.20
 ING VP High Yield Bond                         1.01

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for Class S shares of ING VP Disciplined LargeCap and ING VP High Yield Bond Portfolios based on each Portfolio's actual operating expenses for Class I shares, as adjusted for contractual charges, if any, and fee waivers to which the Adviser has agreed for each Portfolio. For the ING VP Financial Services and ING VP Real Estate Portfolios, which have not had a full year of operations, expenses are based on estimated amounts for the current fiscal year. In each case, the estimated operating expenses for the Class S shares are based on a ratio of expenses to average daily net assets. For all other Portfolios estimated operating expenses are based on each Portfolio's actual operating expenses for Class S shares for its most recently completed fiscal year, as adjusted for contractual charges, if any, and fee waivers to which the Adviser has agreed for each Portfolio.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(3) Other Expenses for the ING VP Disciplined LargeCap and ING VP High Yield Bond Portfolios are based on Class I expenses of the Portfolio. For the ING VP Financial Services and ING VP Real Estate Portfolios, which have not had a full year of operations, Other Expenses are based on estimated amounts for the current fiscal year. For all other Portfolios, Other Expenses are based on each Portfolio's actual Other Expenses for Class S shares for its most recently completed fiscal year.

(4) ING Investments, LLC has entered into a written expense limitation agreement with ING Variable Products Trust under which it will limit expenses of the Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Portfolio's (except ING VP Financial Services Portfolio and ING VP Real Estate Portfolio) expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupments." The amount of expenses proposed to be waived during the current fiscal year by ING Investments, LLC for ING VP Financial Services Portfolio and ING VP Real Estate Portfolio is shown under the heading "Waivers, Reimbursements, and Recoupment." For each Portfolio except ING VP MidCap Opportunities and ING VP Real Estate, the expense limits will continue through at least December 31, 2004. For ING VP MidCap Opportunities and ING VP Real Estate Portfolios the expense limits will continue through at least December 31, 2005. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreements within 90 days of the then-current term or upon termination of the investment management agreement.

(5) Excludes a one-time merger fee of 0.06% incurred in connection with the merger of ING VP Large Company Value Portfolio into ING VP MagnaCap Portfolio.

 24      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES(1)

The examples that follow are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other variable portfolios. The examples do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. Each example assumes that you invested $10,000, reinvested all your dividends, the Portfolio earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

PORTFOLIO                                                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------------
 ING VP Disciplined LargeCap                              $               112         479          871       1,969
 ING VP LargeCap Growth                                   $               112         549        1,011       2,294
 ING VP MidCap Opportunities                              $               112         424          759       1,705
 ING VP SmallCap Opportunities                            $               112         397          702       1,571
 ING VP Financial Services                                $               107         355          623       1,389
 ING VP MagnaCap                                          $               113         415          738       1,655
 ING VP Convertible                                       $               112         576        1,066       2,419
 ING VP Real Estate                                       $               132         454          800       1,773
 ING VP International Value                               $               122         487          876       1,967
 ING VP High Yield Bond                                   $               103         424          768       1,738
--------------------------------------------------------------------------------------------------------------------

(1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       25

MANAGEMENT OF THE PORTFOLIOS                            ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC (ING INVESTMENTS OR ADVISER), an Arizona limited liability company, serves as the investment adviser to each of the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments provides or oversees all investment advisory and portfolio management services for each Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments acts as a "manager-of-managers" for the ING VP Financial Services Portfolio and ING VP Real Estate Portfolio. ING Investments delegates to the Sub-Advisers of the ING VP Financial Services and ING VP Real Estate Portfolios the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the Sub-Advisers for ING VP Financial Services and ING VP Real Estate Portfolios. From time to time, ING Investments may also recommend the appointment of additional or replacement Sub-Advisers for ING VP Financial Services and ING VP Real Estate Portfolios to the ING VP Financial Services and ING VP Real Estate Portfolios' Board of Trustees. ING VP Financial Services and ING VP Real Estate Portfolios and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board of Trustees, to replace a non-affiliated Sub-Adviser as well as change the terms of a contract with a non-affiliated Sub-Adviser, without submitting the contract to a vote of ING VP Financial Services and ING VP Real Estate Portfolios shareholders. The ING VP Financial Services and ING VP Real Estate Portfolios will notify shareholders of any change in the identity of a Sub-Adviser of the ING VP Financial Services and ING VP Real Estate Portfolios. In this event, the name of the ING VP Financial Services and ING VP Real Estate Portfolios and its investment strategies may also change.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April of 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2003, ING Investments managed over $36.6 billion in assets.

ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Portfolios.

The table below shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets.

PORTFOLIO                                        MANAGEMENT FEES
ING VP Disciplined LargeCap                            0.75%
ING VP LargeCap Growth                                 0.75
ING VP MidCap Opportunities                            0.75
ING VP SmallCap Opportunities                          0.75
ING VP Financial Services                              0.75(1)
ING VP MagnaCap                                        0.75
ING VP Convertible                                     0.75
ING VP Real Estate                                     0.80(1)
ING VP International Value                             1.00
ING VP High Yield Bond                                 0.75

(1) Because the ING VP Financial Services and ING VP Real Estate Portfolios have not had a full year of operations, the management fee for the Portfolios reflects the current contract rate.

SUB-ADVISERS

ING Investments has engaged a Sub-Adviser to provide the day-to-day management of each Portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined, long-term investment approach over a period of several market cycles.

ING Investments is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Trustees of a Portfolio. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day management of the Portfolio.

ING VP DISCIPLINED LARGECAP PORTFOLIO, ING VP MIDCAP OPPORTUNITIES PORTFOLIO, ING VP SMALLCAP OPPORTUNITIES PORTFOLIO, ING VP FINANCIAL SERVICES PORTFOLIO, ING VP MAGNACAP PORTFOLIO, ING VP CONVERTIBLE PORTFOLIO, ING VP INTERNATIONAL VALUE PORTFOLIO AND ING VP HIGH YIELD BOND PORTFOLIO.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to ING VP Disciplined LargeCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP SmallCap Opportunities Portfolio, ING VP Financial Services Portfolio, ING VP MagnaCap Portfolio, ING VP Convertible Portfolio, ING VP International Value Portfolio and ING VP High Yield Bond Portfolio. In June 2004, ING Aeltus will change its name to ING Investment Management Co. ING Aeltus is responsible for managing the assets of the Portfolios in accordance with each Portfolios' investment objective and policies, subject to oversight by ING Investments and the Board of Trustees.

Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-


 26      Management of the Portfolios

ADVISER AND SUB-ADVISERS                            MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING Aeltus is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.

As of December 31, 2003, ING Aeltus managed over $54.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

ING VP DISCIPLINED LARGECAP PORTFOLIO

The Portfolio (formerly the ING VP Research Enhanced Index Portfolio) has been managed by a team of investment professionals led by Hugh T.M. Whelan since August 2001. Mr. Whelan has served as a quantitative equity analyst at ING since 1999. Previously, Mr. Whelan was a quantitative portfolio manager within the fixed income group, specializing in corporate securities, since 1994.

ING VP MIDCAP OPPORTUNITIES PORTFOLIO AND ING VP SMALLCAP OPPORTUNITIES
PORTFOLIO

The Portfolios have been managed by a team of investment professionals led by Matthew S. Price and David C. Campbell since April 2003. Matthew S. Price, Portfolio Manager, joined ING as a managing director and portfolio manager in 1992. David C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.

ING VP FINANCIAL SERVICES PORTFOLIO

The Portfolio has been managed by Robert M. Kloss and Steven L. Rayner since January 2001.

Robert M. Kloss, Portfolio Manager, served as an Equity Analyst and Portfolio Manager since 1998. From 1995 to 1998, he served as a Product Manager.

Steven L. Rayner, Portfolio Manager, served as the primary analyst for the Portfolio from June 1995 until January 2001.

ING VP MAGNACAP PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by William F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.

ING VP CONVERTIBLE PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by Anuradha Sahai since April 2003. Anuradha Sahai, Portfolio Manager, has served as a member of the team that managed the Portfolio since April 2002. Ms. Sahai has held several analyst positions with ING since 1997.

ING VP INTERNATIONAL VALUE PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by Richard T. Saler, Portfolio Manager, and Philip A. Schwartz, Portfolio Manager, since July 2002. Messrs. Saler and Schwartz are each a Senior Vice President and Director of International Investment Strategy at ING. Prior to joining ING in July 2000, Messrs. Saler and Schwartz were each a Senior Vice President and Director of International Equity Investment Strategy at Lexington Management Corporation since 1994 and 1996, respectively.

ING VP HIGH YIELD BOND PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by Greg Jacobs, Portfolio Manager, and Kurt Kringelis, Portfolio Manager, since April 2003. Both Mr. Jacobs and Mr. Kringelis joined ING in January 1998. They each have more than 8 years investment experience managing high yield investments.

ING VP LARGECAP GROWTH PORTFOLIO WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington Management) serves as Sub-Adviser to the VP LargeCap Growth Portfolio. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2003, Wellington Management had over $393 billion in assets under management. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109.

Andrew J. Shilling, Senior Vice President, Partner and Equity Portfolio Manager, has been portfolio manager of the Portfolio since June 2003. Mr. Shilling has been a portfolio manager at Wellington Management in the growth group focused on managing portfolios in the Large Capitalization Growth style since 2000. Prior to this, Mr. Shilling was a Global Industry Research Analyst covering the Aerospace/ Defense, Electrical Equipment and Satellite industries since 1994.

PERFORMANCE OF SIMILAR LARGECAP GROWTH ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar large-cap growth investment accounts managed by Wellington Management performed over various periods in the past. The Wellington Management LargeCap Growth Composite (the "Wellington Management Composite") is a



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Management of the Portfolios       27

MANAGEMENT OF THE PORTFOLIOS                            ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

composite of the performance of all actual fee-paying, fully discretionary large-cap growth accounts of at least $5 million in net assets under management managed by Wellington Management for at least one month beginning December 31, 1984. Each account in the Wellington Management Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING VP LargeCap Growth Portfolio. The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Growth Index for the one-, three-, five- and ten-year (or since inception) periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last 10 years. This information is designed to demonstrate the historical track record of Wellington Management. IT DOES NOT INDICATE HOW THE ING VP LARGECAP GROWTH PORTFOLIO HAS PERFORMED OR WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                                WELLINGTON     RUSSELL 1000
                                MANAGEMENT        GROWTH
                               COMPOSITE(%)     INDEX(%)(1)
                               ------------    ------------
 One Year                         33.14%           29.76%
 Three Years                      -5.47%           -9.36%
 Five Years                       -2.35%           -5.12%
 Ten Years                         9.40%            9.21%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                WELLINGTON     RUSSELL 1000
                                MANAGEMENT        GROWTH
                               COMPOSITE(%)     INDEX(%)(1)
                               ------------    ------------
 2003                             33.14%           29.76%
 2002                            -24.17%          -27.88%
 2001                            -16.32%          -20.42%
 2000                            -22.48%          -22.42%
 1999                             35.55%           33.16%
 1998                             38.26%           38.71%
 1997                             29.65%           30.49%
 1996                             21.74%           23.12%
 1995                             27.37%           37.19%
 1994                             -0.47%            2.66%

(1) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

Except to the extent performance has been adjusted to reflect the operating costs of VP LargeCap Growth Portfolio, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), which differ from the method used by the SEC.

The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables reflect the deduction of net operating expenses for the VP LargeCap Growth Portfolio of 1.10%. Net operating expenses include investment advisory fees, service fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.

ING VP REAL ESTATE PORTFOLIO
ING CLARION REAL ESTATE SECURITIES LP

Founded in 1969, ING Clarion Real Estate Securities LP (CRA), a Delaware limited partnership, is registered with the SEC as an investment adviser. CRA is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2003, were valued at over $2.6 billion.

The following individuals share responsibility for the day-to-day management of the Portfolio:

T. Ritson Ferguson, Chief Investment Officer (CIO), has 17 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991. Prior to 1991, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammel Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.

Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has more than 33 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.


 28      Management of the Portfolios

ADVISER AND SUB-ADVISERS                            MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

PERFORMANCE OF SIMILAR REAL ESTATE ACCOUNTS MANAGED BY ING CLARION REAL ESTATE SECURITIES

The tables below are designed to show you how a composite of similar real estate investment accounts managed by CRA performed over various periods in the past. Because the ING VP Real Estate Portfolio has not yet commenced investment operations, it has no performance of its own to report.

The Clarion Real Estate Composite (the "Clarion Composite") is a composite of the performance of all actual fee-paying, fully discretionary real estate accounts of at least $1 million in net assets under management managed by CRA for at least one month beginning October 1984. Each account in the Clarion Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of the ING VP Real Estate Portfolio.

The tables below show the returns for the Clarion Composite compared with the Wilshire Real Estate Securities Index ("WRES Index") for the one-, three-, five- and ten-year periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last ten years. This information is designed to demonstrate the historical track record of CRA. IT DOES NOT INDICATE HOW THE ING VP REAL ESTATE PORTFOLIO HAS PERFORMED OR WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                                     CLARION
                                   REAL ESTATE         WRES
                                  COMPOSITE (%)    INDEX (%)(1)
                                  -------------    ------------
 One Year                             37.05%           37.06%
 Three Years                          15.23%           15.82%
 Five Years                           14.43%           14.48%
 Ten Years                            13.50%           11.89%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                     CLARION
                                   REAL ESTATE         WRES
                                  COMPOSITE (%)    INDEX (%)(1)
                                  -------------    ------------
 2003                                 37.05%           37.06%
 2002                                  4.38%            2.63%
 2001                                  6.96%           10.45%
 2000                                 32.03%           30.74%
 1999                                 -2.87%           -3.19%
 1998                                -16.84%          -17.43%
 1997                                 18.52%           19.80%
 1996                                 39.82%           36.87%
 1995                                 16.24%           13.65%
 1994                                  7.43%            1.64%

(1) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as real estate investment trust (REITs), real estate operating companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The performance reflected in the Clarion Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), which differs from the method used by the SEC.

The composite performance data in the Clarion Composite was calculated on a total return basis, reflects the reinvestment of all dividends and distributions, and includes all losses. Net operating expenses include investment advisory fees, service fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Clarion Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Portfolio by the Investment Company Act of 1940 ("1940 Act") or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Clarion Composite could have been adversely affected if the institutional private accounts included in the Clarion Composite had been regulated as investment companies under the federal securities laws. Some of the accounts in the Clarion Composite do not pay the same fees and expenses that mutual funds pay, and the Clarion Composite does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. The expenses reflected in the Clarion Composite are lower than the Portfolio's expected expenses. Returns would have been lower if the Clarion Composite had been subject to these fees and expenses. The aggregate returns of the accounts in the Clarion Composite may not reflect the returns of any particular account of CRA.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Management of the Portfolios       29

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

The Portfolios are available only to serve as investment options under variable annuity contracts or variable life insurance policies issued by insurance companies that are part of the ING Groep N.V. group of companies. Shares of the Portfolios may be sold in the future to insurance companies that are not affiliated with ING Groep N.V., other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service.

ING Funds Distributor, LLC, the Distributor for the Trust, also offers directly to the public other ING funds that have similar names, investment objectives and strategies as those of the Portfolios offered by this Prospectus. You should be aware that the Portfolios are likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of these Portfolios can be expected to vary from those of the other funds.

You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity contract or life insurance policy.

The insurance company that issued your variable annuity contract or life insurance policy is responsible for investing in the Portfolios according to the investment options you've chosen. You should consult your variable contract prospectus for additional information about how this works.

The Trust currently does not foresee any disadvantages to investors if the Trust serves as an investment medium for both variable annuity contracts and variable life insurance policies and it offers its shares to other permitted investors. However, it is possible that the interests of owners of variable annuity contracts and variable insurance policies for which the Trust serves as an investment medium and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Trust might be required to redeem the investment of one or more of its separate accounts from the Trust, which might force the Trust to sell securities at disadvantageous prices.

The Trust may discontinue offering shares of any Portfolio at any time. If a Portfolio is discontinued, any allocation to that Portfolio will be allocated to another Portfolio that the Board of Trustees believes is suitable, as long as any required regulatory standards are met.

FREQUENT TRADING -- MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that a Portfolio determines not to be in the best interest of the Portfolio.

Omnibus accounts generally do not identify customers' trading activity to a Portfolio on an individual basis. The ability of the Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including an variable insurance or retirement plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio's performance.

Although the policies described above that are followed by omnibus account arrangements and the Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, the Portfolios are often required to make decisions that are inherently subjective. The Portfolios strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

CLASS I SHARES

The Trust also offers Class I shares of the Portfolios except ING VP LargeCap Growth and ING VP Convertible Portfolios.

SERVICE FEES-CLASS S SHARES. The Trust has adopted a Shareholder Services Plan (the Plan) for the Class S shares of each Portfolio. The Plan allows the Trust's Administrator, ING Funds Services, LLC, to use payments under the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S


 30      Information for Investors

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

shares and their shareholders including variable contract owners with interests in the portfolios. Services that may be provided under the Plan include, among other things, providing information about the Portfolios and delivering Portfolio documents. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S shares.

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by a Portfolio's Board of Trustees. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the S&P 500 Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed income securities that have gone into default and for which there is not current market value quotation;

The Portfolios or the Adviser may use a fair value pricing service approved by the Board of Trustees in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by a Portfolio's Board of Trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When a Participating Insurance Company is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When a Participating Insurance Company is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Information for Investors       31

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

PORTFOLIO EARNINGS AND YOUR TAXES

Each Portfolio distributes virtually all of its net investment income and net capital gains to shareholders in the form of dividends. The Portfolios declare and pay dividends quarterly, with the exception of the High Yield Bond Portfolio, which declares dividends daily and pays dividends quarterly. Each Portfolio distributes capital gains, if any, at least once annually.

If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the separate accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the sole shareholders of the Portfolios will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.


 32      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All variable portfolios involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Portfolios named below may invest in these securities or use these techniques as part of a Portfolio's principal investment strategy. However, the Adviser or Sub-Adviser of any Portfolio may also use investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Portfolios that engage in the described strategy as a principal strategy. For these Portfolios, the risk associated with the strategy is a principal risk. Other Portfolios may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.

INABILITY TO SELL SECURITIES. (ALL PORTFOLIOS EXCEPT ING VP LARGE CAP GROWTH, ING VP DISCIPLINED LARGECAP AND ING VP MAGNA CAP PORTFOLIOS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-sized U.S. companies, high yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to a Portfolio.

INVESTMENTS IN FOREIGN SECURITIES. (ING VP FINANCIAL SERVICES, ING VP MAGNACAP, ING VP INTERNATIONAL VALUE AND ING VP HIGH YIELD BOND PORTFOLIOS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

Each Portfolio that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Portfolio assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Portfolio.

EMERGING MARKETS INVESTMENTS. (ING VP INTERNATIONAL VALUE AND ING VP HIGH YIELD BOND PORTFOLIOS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

INVESTMENTS IN REAL ESTATE SECURITIES (ING VP REAL ESTATE
PORTFOLIO). Investments in issuers that are primarily engaged in real estate, including real estate investment trusts ("REITs"), may subject the Portfolio to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

INITIAL PUBLIC OFFERINGS (IPOS) (ING VP REAL ESTATE PORTFOLIO). IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for a Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offerings.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       33

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL PORTFOLIOS EXCEPT ING VP DISCIPLINED LARGE CAP AND ING VP MAGNACAP PORTFOLIOS). Certain Portfolios may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater risk of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

CONVERTIBLE SECURITIES. (ING VP FINANCIAL SERVICES, ING VP MAGNACAP, ING VP CONVERTIBLE AND ING VP INTERNATIONAL VALUE PORTFOLIOS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES. (ING VP MAGNACAP AND ING VP HIGH YIELD BOND PORTFOLIOS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Portfolio's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

CONCENTRATION. (ING VP FINANCIAL SERVICES AND ING VP REAL ESTATE
PORTFOLIOS). The Portfolios concentrate (for purposes of the Investment Company Act of 1940, as amended) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Portfolios may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

DERIVATIVES. (ING VP DISCIPLINED LARGECAP AND ING VP HIGH YIELD BOND PORTFOLIOS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Portfolios do not invest in these types of derivatives, and some do, please check the description of the Portfolio's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

HIGH YIELD SECURITIES. (ING VP HIGH YIELD BOND PORTFOLIO). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

LENDING PORTFOLIO SECURITIES. (ALL PORTFOLIOS). In order to generate additional income, each Portfolio may lend portfolio securities in an amount up to 30% or 33 1/3% of total Portfolio assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As



 34      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

NON-DIVERSIFIED INVESTMENT COMPANY (ING VP REAL ESTATE PORTFOLIO). The Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that the Portfolio may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

PORTFOLIO TURNOVER. (ING VP DISCIPLINED LARGECAP, ING VP CONVERTIBLE, ING VP LARGECAP GROWTH, ING VP MIDCAP OPPORTUNITIES, ING VP SMALLCAP OPPORTUNITIES AND ING VP HIGH YIELD BOND PORTFOLIOS). The Portfolios are generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Portfolio.

OTHER RISKS

MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The value of U.S. Government securities may decline due to changing interest rates.

OTHER INVESTMENT COMPANIES. The Portfolios may invest in other investment companies to the extent permitted by a Portfolio's investment policies. When a Portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

INTERESTS IN LOANS. Certain Portfolios may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Portfolio's investment. Many loans are relatively illiquid, and may be difficult to value.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Portfolio invests defensively, it may not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Portfolio, and money borrowed will be subject to interest costs. Interest costs on borrowings may



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       35

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Portfolio's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Portfolio will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described in the Prospectuses and SAI.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when a Portfolio commits to purchase a security at a future date, and then the Portfolio pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Portfolio will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INVESTMENT BY FUNDS OF FUNDS (ING VP MIDCAP OPPORTUNITIES AND ING VP SMALLCAP OPPORTUNITIES PORTFOLIOS). The Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.



 36      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions) but do not reflect charges and expenses attributable to any insurance product, and would be lower if they did. A report of the Trust's independent auditors, along with each Portfolio's financial statements, is included in the Trust's annual report, which is incorporated by reference into the SAI and is available upon request.

Financial Highlights are not included for the ING VP Disciplined LargeCap, ING VP Financial Services, ING VP Real Estate and ING VP High Yield Bond Portfolios because the Portfolios and/or Class S shares within the Portfolios had not commenced operations as of December 31, 2003.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       37

ING VP LARGECAP GROWTH PORTFOLIO                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                              CLASS S
                                                                   -----------------------------
                                                                     YEAR ENDED
                                                                    DECEMBER 31,    PERIOD ENDED
                                                                   --------------   DECEMBER 31,
                                                                   2003     2002      2001(1)
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    6.27     9.66      10.00
 Income from investment operations:
 Net investment loss                                           $   -0.03    -0.01      -0.01
 Net realized and unrealized gain (loss) on investments        $    2.10    -3.35      -0.33
 Total from investment operations                              $    2.07    -3.36      -0.34
 Less distributions from:
 Net investment income                                         $      --     0.03         --
 Total distributions                                           $      --     0.03         --
 Net asset value, end of period                                $    8.34     6.27       9.66
 TOTAL RETURN(2)                                               %   33.01   -34.80      -3.40
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   2,358    1,320      1,017
 Ratio of expenses to average net assets after expense
 reimbursement(3)(4)                                           %    1.10     1.10       1.10
 Ratio of expenses to average net assets after expense
 reimbursement and brokerage commission recapture              %    1.07     1.10       1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                              %    2.04     3.64       7.19
 Ratio of net investment loss to average net assets after
 expense reimbursement(3)(4)                                   %   -0.48    -0.41      -0.47
 Portfolio turnover rate                                       %     296      496        159

--------------------------------------------------------------------------------

(1) Class S commenced operations on August 2, 2001.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 38      ING VP LargeCap Growth Portfolio

FINANCIAL HIGHLIGHTS                       ING VP MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                              CLASS S
                                                                   -----------------------------
                                                                     YEAR ENDED
                                                                    DECEMBER 31,    PERIOD ENDED
                                                                   --------------   DECEMBER 31,
                                                                   2003     2002      2001(1)
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    4.47     6.04        7.10
 Income from investment operations:
 Net investment loss                                           $   -0.03    -0.02       -0.01
 Net realized and unrealized gain (loss) on investments        $    1.67    -1.55       -1.05
 Total from investment operations                              $    1.64    -1.57       -1.06
 Net asset value, end of period                                $    6.11     4.47        6.04
 TOTAL RETURN(2)                                               %   36.69   -25.99      -14.93
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                              $   7,089    2,595         865
 Ratio of expenses to average net assets after expense
 reimbursement(3)(4)                                           %    1.10     1.12        1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                              %    1.45     1.75        4.28
 Ratio of net investment loss to average net assets after
 expense reimbursement(3)(4)                                   %   -0.73    -0.67       -0.67
 Portfolio turnover rate                                       %     162      387         429

--------------------------------------------------------------------------------

(1) Class S commenced operations on May 7, 2001.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                  ING VP MidCap Opportunities Portfolio       39

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                              CLASS S
                                                                   ------------------------------
                                                                     YEAR ENDED
                                                                    DECEMBER 31,     PERIOD ENDED
                                                                   ---------------   DECEMBER 31,
                                                                    2003     2002      2001(1)
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    10.61    18.86       21.97
 Income from investment operations:
 Net investment loss                                           $    -0.10*   -0.08       -0.05
 Net realized and unrealized gain (loss) on investments        $     4.17    -8.17       -3.01
 Total from investment operations                              $     4.07    -8.25       -3.06
 Less distributions from:
 Net realized gain on investments                              $       --       --        0.05
 Total distributions                                           $       --       --        0.05
 Net asset value, end of period                                $    14.68    10.61       18.86
 TOTAL RETURN(2)                                               %    38.36   -43.74      -13.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                              $   95,039   31,914      15,743
 Ratio of expenses to average net assets after expense
 reimbursement(3)(4)                                           %     1.10     1.10        1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                              %     1.32     1.49        1.71
 Ratio of net investment loss to average net assets after
 expense reimbursement(3)(4)                                   %    -0.82    -0.97       -0.90
 Portfolio turnover rate                                       %      168      414         304

--------------------------------------------------------------------------------

(1) Class S commenced operations on May 3, 2001.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

 40      ING VP SmallCap Opportunities Portfolio

FINANCIAL HIGHLIGHTS                                   ING VP MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                               CLASS S
                                                                   --------------------------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,      PERIOD ENDED
                                                                   -----------------   DECEMBER 31,
                                                                    2003      2002       2001(1)
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      6.85      8.98        9.59
 Income from investment operations:
 Net investment income                                         $      0.08      0.07        0.05
 Net realized and unrealized gain (loss) on investments        $      2.01     -2.13       -0.60
 Total from investment operations                              $      2.09     -2.06       -0.55
 Less distributions from:
 Net investment income                                         $      0.06      0.07        0.06
 Total distributions                                           $      0.06      0.07        0.06
 Net asset value, end of period                                $      8.88      6.85        8.98
 TOTAL RETURN(2)                                               %     30.68    -22.99       -5.75
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                              $    29,086    12,843       5,854
 Ratio of expenses to average net assets after expense
 reimbursement(3)(4)                                           %      1.17      1.10        1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                              %      1.46      1.45        1.53
 Ratio of net investment income to average net assets after
 expense reimbursement(3)(4)                                   %      1.16      1.01        1.13
 Portfolio turnover rate                                       %        92        47          72

--------------------------------------------------------------------------------

(1) Class S commenced operations on May 3, 2001.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING VP MagnaCap Portfolio       41

ING VP CONVERTIBLE PORTFOLIO                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                               CLASS S
                                                                   -------------------------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,     PERIOD ENDED
                                                                   ----------------   DECEMBER 31,
                                                                    2003      2002      2001(1)
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      9.45    10.42       10.00
 Income from investment operations:
 Net investment income                                         $      0.28     0.25        0.08
 Net realized and unrealized gain (loss) on investments        $      2.23    -0.97        0.49
 Total from investment operations                              $      2.51    -0.72        0.57
 Less distributions from:
 Net investment income                                         $      0.27     0.25        0.08
 Net realized gains on investments                             $      0.18       --        0.07
 Total distributions                                           $      0.45     0.25        0.15
 Net asset value, end of period                                $     11.51     9.45       10.42
 TOTAL RETURN(2)                                               %     26.99    -6.89        5.67
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     4,559    1,527         722
 Ratio of expenses to average net assets after expense
 reimbursement(3)(4)                                           %      1.10     1.12        1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                              %      2.17     3.49        7.33
 Ratio of net investment income to average net assets after
 expense reimbursement(3)(4)                                   %      2.91     2.76        2.49
 Portfolio turnover rate                                       %       177       69          14

--------------------------------------------------------------------------------

(1) Class S commenced operations on August 20, 2001.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 42      ING VP Convertible Portfolio

FINANCIAL HIGHLIGHTS                        ING VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                             CLASS S
                                                                   ---------------------------
                                                                    YEAR ENDED    PERIOD ENDED
                                                                   DECEMBER 31,   DECEMBER 31,
                                                                       2003         2002(1)
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        8.68          10.80
 Income from investment operations:
 Net investment income                                         $        0.11           0.05
 Net realized and unrealized gain (loss) on investments        $        2.45          -2.10
 Total from investment operations                              $        2.56          -2.05
 Less distributions from:
 Net investment income                                         $        0.08           0.07
 Total distributions                                           $        0.08           0.07
 Net asset value, end of period                                $       11.16           8.68
 TOTAL RETURN(2)                                               %       29.79         -19.04
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         534             42
 Ratio of expenses to average net assets after expense
 reimbursement(3)(4)                                           %        1.20           1.20
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                              %        1.38           1.83
 Ratio of net investment income to average net assets after
 expense reimbursement(3)(4)                                   %        1.31           0.56
 Portfolio turnover rate                                       %          89            164

--------------------------------------------------------------------------------

(1) Class S commenced operations on March 19, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP International Value Portfolio       43

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING VARIABLE PRODUCTS TRUST'S PORTFOLIOS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the Financial Statements and the Auditors' Reports (in Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual Reports, the SAI or other
Portfolio information, or to make investment related inquiries:

ING VARIABLE PRODUCTS TRUST
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the ING Variable Products Trust's SEC file number, which is 811-8220

  [ING FUNDS LOGO]                          VPSPROS0404-043004

                      STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 (800) 992-0180

                                 APRIL 30, 2004


                           ING VARIABLE PRODUCTS TRUST

                            ING VP MagnaCap Portfolio
                      ING VP Disciplined LargeCap Portfolio
                      ING VP MidCap Opportunities Portfolio
                     ING VP SmallCap Opportunities Portfolio
                      ING VP International Value Portfolio
                        ING VP High Yield Bond Portfolio
                        ING VP LargeCap Growth Portfolio
                       ING VP Financial Services Portfolio
                          ING VP Convertible Portfolio
                          ING VP Real Estate Portfolio

         Shares of the ING Variable Products Trust ("Trust") are sold to insurance company separate accounts, so that the Trust may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Trust also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any Investment Adviser to the Trust as well as to the general accounts of any insurance company whose separate account holds shares of the Trust. Shares of the Trust are currently offered to separate accounts ("Variable Accounts") of insurance companies that are subsidiaries of ING Groep N.V. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

         Information about the ten diversified investment portfolios (each, a "Portfolio", collectively, the "Portfolios") comprising the series of the Trust is set forth herein and in the Prospectuses for the Portfolios. This Statement of Additional Information ("SAI") is not a Prospectus but is incorporated therein by reference and should be read in conjunction with the Prospectus or Prospectuses (the "Prospectus") for the Portfolios, dated April 30, 2004, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Trust's Annual Reports dated December 31, 2003, are incorporated herein by reference. Terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI. Copies of the Prospectuses and Annual or Semi-Annual Reports may be obtained upon request and without charge by contacting the Trust at the address or phone number above.

                                TABLE OF CONTENTS

ORGANIZATION OF THE REGISTRANT...................................................................................         2
INVESTMENT RESTRICTIONS..........................................................................................         3
SUPPLEMENTAL DESCRIPTION OF PORTFOLIO INVESTMENTS AND RISKS......................................................        10
INVESTMENT TECHNIQUES............................................................................................        47
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION..................................................................        53
PORTFOLIO TURNOVER...............................................................................................        55
SERVICES OF THE INVESTMENT ADVISER AND ADMINISTRATOR.............................................................        56
EXPENSE LIMITATION AGREEMENTS....................................................................................        62
SHAREHOLDER SERVICES PLAN........................................................................................        62
SERVICES OF THE SUB-ADVISERS.....................................................................................        64
DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES...............................................................        66
PROXY VOTING PROCEDURES..........................................................................................        67
NET ASSET VALUE..................................................................................................        67
PURCHASES, REDEMPTIONS AND EXCHANGE TRANSACTIONS.................................................................        69
DIVIDENDS AND DISTRIBUTIONS......................................................................................        69
FEDERAL INCOME TAX STATUS........................................................................................        69
MANAGEMENT OF THE TRUST..........................................................................................        72
BOARD............................................................................................................        79
COMPENSATION OF TRUSTEES.........................................................................................        84
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................        89
OTHER INFORMATION................................................................................................        91
PERFORMANCE INFORMATION..........................................................................................        92
APPENDIX.........................................................................................................        96
APPENDIX A.......................................................................................................        98

                         ORGANIZATION OF THE REGISTRANT

         The Trust is an open-end management investment company organized as a Massachusetts business trust on the 17th day of December 1993. The Trust currently consists of ten Portfolios, each of which represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by ING Investments, LLC ("ING Investments" or the "Investment Adviser"). ING VP Real Estate Portfolio is a non-diversified Portfolio.

         The Portfolios include ING VP MagnaCap Portfolio ("MagnaCap Portfolio"); ING VP Disciplined LargeCap Portfolio ("Disciplined LargeCap Portfolio"); ING VP MidCap Opportunities Portfolio ("MidCap Opportunities Portfolio"); ING VP SmallCap Opportunities Portfolio ("SmallCap Opportunities Portfolio"); ING VP International Value Portfolio ("International Value Portfolio"), ING VP High Yield Bond Portfolio ("High Yield Bond Portfolio"); ING VP LargeCap Growth Portfolio ("LargeCap Growth Portfolio"); ING VP Financial Services Portfolio ("Financial Services Portfolio"); ING VP Convertible Portfolio ("Convertible Portfolio"); and ING VP Real Estate Portfolio ("Real Estate Portfolio").

         The Trust changed its name on April 30, 2000, from the "Northstar Galaxy Trust" to the "Pilgrim Variable Products Trust." Effective May 1, 2002, the Trust changed its name from "Pilgrim Variable Products Trust" to "ING Variable Products Trust," and the names of each of the following Portfolios were changed as follows:

                  OLD NAME                                                   NEW NAME
                  --------                                                   --------
Pilgrim VP MagnaCap Portfolio                                ING VP MagnaCap Portfolio
Pilgrim VP Research Enhanced Index Portfolio                 ING VP Research Enhanced Index Portfolio
Pilgrim VP MidCap Opportunities Portfolio                    ING VP MidCap Opportunities Portfolio
Pilgrim VP SmallCap Opportunities Portfolio                  ING VP SmallCap Opportunities Portfolio
Pilgrim VP International Value Portfolio                     ING VP International Value Portfolio
Pilgrim VP High Yield Bond Portfolio                         ING VP High Yield Bond Portfolio
Pilgrim VP LargeCap Growth Portfolio                         ING VP LargeCap Growth Portfolio
Pilgrim VP Financial Services Portfolio                      ING VP Financial Services Portfolio
Pilgrim VP Convertible Portfolio                             ING VP Convertible Portfolio

         Effective June 2, 2003, the name of the Disciplined LargeCap Portfolio was changed from "ING VP Research Enhanced Index Portfolio" to "ING VP Disciplined LargeCap Portfolio."

         On November 11, 2003, VP Real Estate Portfolio was organized as a series of the Trust. The VP Real Estate Portfolio is classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act").

         Effective May 1, 2004 Class R shares of the Trust will be renamed as Class I shares in order to avoid confusion and provide consistency within the share class structure across the ING family of funds. The current Class R fee structure is identical to that of other Class I shares within the ING Funds complex having no upfront sales load, contingent deferred sales charge, or service or distribution fees.

         ING Investments has engaged ING Aeltus Investment Management, Inc. ("ING Aeltus"), a wholly owned subsidiary of ING Groep, N.V. and an affiliate of ING Investments, to serve as Sub-Adviser to the Convertible Portfolio, Disciplined LargeCap Portfolio, Financial Services Portfolio, High Yield Bond Portfolio, International Value Portfolio, MagnaCap Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio, subject to the supervision of ING Investments. In June 2004, ING Aeltus will change its name to ING Investment Management Co. ING Investments has engaged Wellington Management Company, LLP ("Wellington Management") to serve as Sub-Adviser to the LargeCap Portfolio, subject to the supervision of ING Investments. ING Investments has engaged ING Clarion CRA Securities ("CRA"), a wholly owned subsidiary of ING Groep, N.V. and an affiliate of ING Investments, to serve as Sub-Adviser to the Real Estate Portfolio, subject to the supervision of ING Investments. Collectively, ING Aeltus, Wellington Management and CRA will be referred to as the "Sub-Advisers."

                             INVESTMENT RESTRICTIONS

         SMALLCAP OPPORTUNITIES, DISCIPLINED LARGECAP AND HIGH YIELD BOND PORTFOLIOS. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the 1940 Act) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolios to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The investment objective of each Portfolio is a fundamental policy. In addition, a Portfolio may not:

         1. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may (i) borrow from banks, but only if immediately after such borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, and options on futures as described in the Portfolio's Prospectus and this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Portfolio's assets);

         2.       Underwrite the securities of others;

         3. Purchase or sell real property, including real estate limited partnerships (but each Portfolio may purchase marketable securities of companies which deal in real estate or interests therein, including real estate investment trusts;

         4. Deal in commodities or commodity contracts except in the manner described in the current Prospectus and this SAI;

         5. Make loans to other persons (but each Portfolio may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Portfolio or the Investment Adviser, subject to conditions established by the Investment Adviser) (See "Risk Factors and Special Considerations: Securities Lending"), and may purchase or hold participations in loans in accordance with the investment objectives and policies of the Portfolio as described in the current Prospectus and this SAI;

         6.       Participate in any joint trading accounts;

         7. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

         8. Sell short, except that the Portfolio may enter into short sales against the box in the manner described in the current Prospectus and this Statement of Additional Information;

         9. Invest more than 25% of its assets in any one industry or related group of industries;

         10. With respect to 75% of a Portfolio's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Portfolio would be invested in securities of a single issuer; or

         11. With respect to 75% of a Portfolio's assets, purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Portfolio.

         The following policies are non-fundamental and may be changed without shareholder approval. A Portfolio may not:

         1. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Portfolio may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Portfolio are registered; and provided further that the Portfolios may invest all of their assets in the securities or beneficial interests of a singly pooled investment fund having substantially the same objectives, policies and limitations as the Portfolio; or

         2. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including securities subject to legal or contractual restrictions on resale (which may include private placements and those 144A securities for which the Trustees, pursuant to procedures adopted by the Portfolio, have determined there is no liquid secondary market), repurchase agreements maturing in more than seven days, options traded over the counter that a Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily-available, or other securities which legally or in the Investment Adviser's or Trustees' opinion may be deemed illiquid.

         As a fundamental policy, the Portfolios may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, the Portfolios do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, the Portfolios will not make additional investments when its borrowings are in excess of 5% of total assets. If a Portfolio should determine to expand its ability to borrow beyond the current operating policy, the Portfolio's Prospectus(es) would be amended and shareholders would be notified.

         The SmallCap Opportunities Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the common stock of smaller, lesser-known U.S. companies. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

         The Disciplined LargeCap Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stocks included in the Standard & Poor's 500 Composite Stock Price Index. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

         The High Yield Bond Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of high yield (high risk) bonds. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

         INTERNATIONAL VALUE PORTFOLIO. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or
(b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The investment objective of the Portfolio is a fundamental policy. In addition, the Portfolio may not:

         1. Issue senior securities, except to the extent permitted under the 1940 Act, borrow money or pledge its assets, except that the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

         2. Act as underwriter (except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

         3. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Portfolio reserves the right to invest all of its assets in shares of another investment company;

         4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Portfolio may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

         5. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Portfolio may engage in foreign exchange forward contracts; or

         6. Make loans of cash (except for purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements).

         The following policies are non-fundamental and may be changed without shareholder approval. The Portfolio may not:

         1. Purchase any security if as a result the Portfolio would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Portfolio reserves the right to invest all of its assets in a class of voting securities of another investment company;

         2. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law;

         3.       Invest more than 15% of its net assets in illiquid securities.

         MAGNACAP PORTFOLIO. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The investment objective of the Portfolio is a fundamental policy. In addition, the Portfolio may not:

         1.       Engage in the underwriting of securities of other issuers.

         2. Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities).

         3. Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Securities Lending;"

         4. Borrow money except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlements of securities transactions are not considered borrowings;

         5. Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 33% of the value of its total assets;

         6. Effect short sales, or purchase or sell puts, calls, spreads or straddles.

         7. Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account;

         8. Invest more than 25% of the value of its total assets in any one industry; or

         9. Issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

         The MagnaCap Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large companies. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.


         MIDCAP OPPORTUNITIES PORTFOLIO. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or
(b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The investment objective of the Portfolio is a fundamental policy. In addition, the Portfolio may not:

         1. Borrow money except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlements of securities transactions are not considered borrowings;

         2.       Underwrite the securities of others;

         3. Purchase or sell real property, including real estate limited partnerships (the Portfolio may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

         4. Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Portfolio;

         5. Make loans to other persons (but the Portfolio may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Portfolio or the Investment Adviser, subject to conditions established by the Investment Adviser), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Portfolio, as described in the current Prospectus and this SAI;

         6. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

         7. Sell short, except that the Portfolio may enter into short sales against the box;

         8. Invest more than 25% of its assets in any one industry or related group of industries;

         9. With respect to 75% of the Portfolio's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Portfolio would be invested in securities of a single issuer; or

         10. Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Portfolio.

         The following policies are non-fundamental and may be changed without shareholder approval. The Portfolio may not.

         1. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Portfolio may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder; or

         2.       Invest more than 15% of its net assets in illiquid securities.

         The MidCap Opportunities Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the common stocks of mid-sized U.S. companies. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

         CONVERTIBLE, LARGECAP GROWTH AND FINANCIAL SERVICES PORTFOLIOS. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolios to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The investment objective of each Portfolio is a fundamental policy. In addition, a Portfolio may not:

         1. Invest in a security if, with respect to 75% of the total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         2. Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

         3. Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of companies primarily engaged in any one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (or repurchase agreements with respect thereto) and except that the Financial Services Portfolio will normally invest more than 25% of its assets in financial services industries;

         4. Purchase real estate, except that the Portfolio may (i) purchase securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, (ii) make or purchase real estate mortgage loans, and (iii) purchase interests in real estate limited partnerships;

         5. Make loans, except that, to the extent appropriate under its investment program, a Portfolio may: (i) purchase bonds, debentures or other debt securities, including short-term obligations, (ii) enter into repurchase transactions, (iii) lend portfolio securities and may purchase or hold participations or other interests in loans in accordance with the investment objectives and policies of the Portfolio;

         6. Issue senior securities or borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities transactions are not considered senior securities or borrowings (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Portfolio's assets);

         7. Engage in the business of underwriting securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter; or

         8. Purchase or sell commodities or commodity contracts except for futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

         The LargeCap Growth Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large U.S. companies. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

         The Financial Services Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities of companies principally engaged in the financial services industry. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

         The Convertible Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.


         REAL ESTATE PORTFOLIO. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The investment objective of the Portfolio is not a fundamental policy. The Portfolio is classified as a non-diversified investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed at least annually to shareholders. In addition, the Portfolio may not:

         1. Purchase or sell real estate, except that the Portfolio may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business.

         2. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

         3. Acquire more than 10% of the voting securities of any one issuer.

         4.       Invest in companies for the purpose of exercising control.

         5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Portfolio may borrow from any bank, provided that immediately after such borrowing, there is asset coverage of at least 300% for all borrowings of the Portfolio, and further provided that, to the extent that such borrowings exceed 5% of the Portfolio's total assets, all borrowings shall be repaid before the Portfolio makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Portfolio's total assets at the time the Portfolio makes such temporary borrowing. In addition, the investment strategies that either obligate the Portfolio to purchase securities or require the Portfolio to segregate assets will not be considered borrowing or senior securities. This investment limitation shall not preclude the Portfolio from issuing multiple classes of shares in reliance on SEC rules or orders.

         6. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

         7. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

         8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

         9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

         The Real Estate Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of U.S. real estate investment trusts. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

           SUPPLEMENTAL DESCRIPTION OF PORTFOLIO INVESTMENTS AND RISKS

DIVERSIFICATION

         Each Portfolio (except Real Estate Portfolio) is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Portfolio must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of the issuer).

CONCENTRATION

         Financial Services and Real Estate Portfolios "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of their respective assets will be invested in these assets at all times. As a result, each Portfolio may be subject to greater market fluctuation than a Portfolio which has securities representing a broader range of investment alternatives.

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by ING Investments and the Sub-Advisers where applicable in managing the ING Portfolios described in this Statement of Additional Information. The table has been marked to indicate those securities and investment techniques that ING Investments and the Sub-Advisers may use to manage a Portfolio. A Portfolio may use any or all of these techniques at any one time, and the fact that a Portfolio may use a technique does not mean that the technique will be used. A Portfolio's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Portfolio's investment objective, policies and restrictions described in that Portfolio's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. There can be no assurance that any of the Portfolios will achieve their investment objectives. The Portfolios' policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Portfolios utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Portfolio's Prospectus. Where a particular type of security or investment technique is not discussed in a Portfolio's Prospectus, that security or investment technique is not a principal investment strategy.

KEY:
MAGNA CAP =         VP MAGNACAP PORTFOLIO                            HIGH YIELD BOND =      VP HIGH YIELD BOND PORTFOLIO
DISCLP LGCAP=       VP DISCIPLINED LARGECAP PORTFOLIO                LGCAP GROWTH=          VP LARGECAP GROWTH PORTFOLIO
MIDCAP OPPTNY =     VP MIDCAP OPPORTUNITIES PORTFOLIO                FINACL SERVCS =        VP FINANCIAL SERVICES PORTFOLIO
SMCAP OPPTNY =      VP SMALLCAP OPPORTUNITIES PORTFOLIO              CNVTBL =               VP CONVERTIBLE PORTFOLIO
INT'L VALUE =       VP INTERNATIONAL VALUE PORTFOLIO                 REAL EST.=             VP REAL ESTATE PORTFOLIO

                                                                                HIGH
                                         MAGNA  DISCLP  MIDCAP   SMCAP   INT'L  YIELD  LGCAP   FINACL
ASSET CLASS(1)                            CAP   LGCAP   OPPTNY   OPPTNY  VALUE  BOND   GROWTH  SERVCS  CNVTBL   REAL EST.
-------------------------------------    -----  ------  ------   ------  -----  -----  ------  ------  ------   ---------
EQUITY INVESTMENTS

Common Stock, Preferred Stock &
Convertible Securities                    X        X      X         X      X      X      X       X        X         X

Synthetic Convertible Securities                          X         X      X      X      X       X        X         X

FOREIGN INVESTMENTS

   ADRs / EDRs                            X        X      X         X      X      X      X       X        X
   Emerging Market Securities (2)                         X         X      X      X      X       X        X
   Eurodollar Convertible Securities(3)                   X         X      X      X      X       X        X
   Eurodollar & Yankee Dollar                             X         X      X      X      X       X        X
   Instruments
   Foreign Bank Obligations                                                X
   Foreign Currency Exchange              X        X      X         X      X      X      X       X
   Transactions
   International Debt Securities          X        X      X         X      X      X      X       X        X         X
   Securities of Foreign Issuers (4)      X        X      X         X      X      X      X       X        X         X
   Sovereign Debt Securities              X        X      X         X      X             X       X        X

FIXED INCOME INVESTMENTS

   ARMs                                                                    X
   Corporate Debt Securities (5)          X        X      X         X      X      X      X       X        X         X
   Floating or Variable Rate
   Instruments                            X        X      X         X      X      X      X       X        X         X
   GICs                                   X

----------

    (1) Each Portfolio may invest in the following investment vehicles according to its investment strategy contained in the prospectus. That investment strategy may be modified by the Portfolios's fundamental investment restrictions. The fundamental investment restrictions for each Portfolio precede this supplemented "Description of Portfolio Investments and Risks."

    (2) The International Value Portfolio may invest up to 25% of its assets in securities of companies located in countries with emerging securities markets.

    (3) The Portfolio indicated may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the NYSE or AMEX or convertible into publicly traded common stock of U.S. companies, and may invest up to 15% of its total assets in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

    (4) The MagnaCap Portfolio's investment in foreign securities is limited to 5% of its net assets, measured at the time of investment.

    (5) Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments.

                                                                              HIGH
                                       MAGNA  DISCLP  MIDCAP   SMCAP   INT'L  YIELD  LGCAP   FINACL
ASSET CLASS(1)                          CAP   LGCAP   OPPTNY   OPPTNY  VALUE  BOND   GROWTH  SERVCS  CNVTBL   REAL EST.
-------------------------------------  -----  ------  ------   ------  -----  -----  ------  ------  ------   ---------
  GNMA Certificates                      X       X      X         X      X      X      X                X         X
  High Yield Securities (6)                                                     X                       X         X
  Mortgage Related Securities (7)        X       X      X         X      X      X      X       X        X         X
  Municipals (8)                                                                X      X                X
  Short-Term Investments                 X       X      X         X      X      X      X       X        X         X
  Subordinated Mortgage Securities                                       X      X
  U.S. Government Securities             X       X      X         X      X      X      X       X        X         X
OTHER INVESTMENTS
   Asset Backed Securities               X       X      X         X      X      X      X       X        X         X
   Banking Industry Obligations          X       X      X         X      X      X      X       X        X         X
   Derivatives (9)                       X       X      X         X      X      X      X       X        X         X
   Dealer Options                                X      X         X      X      X      X       X        X         X

   Financial Futures Contracts &
   Related Options(10)                   X       X      X         X      X      X      X       X        X         X
   Foreign Currency Options(11)          X       X      X         X      X      X      X       X        X         X
   Forward Currency Contracts            X       X      X         X      X      X      X       X        X         X

-------------

    (6) The Convertible Portfolio may invest up to 20% of its total assets in nonconvertible high yield bonds and may invest an unlimited amount in convertible high yield bonds.

    (7) The SmallCap Opportunities, Disciplined LargeCap, High Yield Bond, International Value and MagnaCap Portfolios may invest up to 5% of its net assets in CMOs, IOs and POs. The Convertible and LargeCap Growth Portfolio may invest in foreign mortgage-related securities. All Portfolios except Financial Services Portfolio may invest in parallel-pay CMOs and Planned Amortization Class CMOs (PAC Bonds). The MidCap Opportunities Portfolio may invest in privately issued CMOs. MidCap Opportunities Portfolio may invest in privately issued CMOs.

    (8) The Portfolios indicated may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Portfolio.

    (9) The Financial Services, LargeCap Growth, and Convertible Portfolios may invest in derivative instruments. The Disciplined LargeCap Portfolio also may invest in derivatives although generally investments in derivatives for this Portfolio will be limited to S&P 500 Index options and futures on the S&P 500 Index. The VP International Value Portfolio may invest in derivative instruments for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the International Value Portfolio to invest than "traditional" securities would. The VP International Value Portfolio does not currently intend to make use of any derivatives, including transactions in currency forwards for hedging purposes.

    (10) The VP International Value Portfolio will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Portfolio. As a general rule, the International Value Portfolio will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the International Value Portfolio will not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for such options would exceed 5% of the fair market value of the Portfolio's net assets. The VP International Portfolio will not enter into futures contracts if as a result the aggregate of the initial margin deposits in the Portfolio's existing futures exceeds 5% of the fair market value of the Portfolio's assets.

    (11) Use of currency hedging techniques may be limited by management's need to protect the status of the Portfolio as a RIC under the Internal Revenue Code (the "Code"). The Portfolios may purchase or sell options on currency only when the Adviser or Sub-Adviser believes that a liquid secondary market exists for these options; however, no assurance can be given that a liquid secondary market will exist for a particular option at any time.

                                                                              HIGH
                                       MAGNA  DISCLP  MIDCAP   SMCAP   INT'L  YIELD  LGCAP   FINACL
ASSET CLASS(1)                          CAP   LGCAP   OPPTNY   OPPTNY  VALUE  BOND   GROWTH  SERVCS  CNVTBL   REAL EST.
-------------------------------------  -----  ------  ------   ------  -----  -----  ------  ------  ------   ---------
  OTC Options(12)                                X      X         X      X      X      X       X        X         X
    Purchasing Options(13)                       X      X         X      X      X      X       X        X         X
    Stock Index Options                          X      X         X      X      X      X       X        X         X
    Straddles                                    X      X         X      X             X       X        X         X
    Warrants(14)                         X       X      X         X      X      X      X       X        X         X
    Writing Options(15)                          X      X         X      X      X      X       X        X         X
  Financial Services Companies (16)                                                            X
Index-, Currency-, and Equity-Linked                                     X      X      X                X
Debt Securities
IPOs                                     X              X         X      X             X                X         X
Loan Participation                       X       X      X         X      X             X       X        X         X
Other Investment Companies (17)          X       X      X         X      X      X      X       X        X         X
Private Funds                                                            X
  Real Estate Securities (18)            X       X      X         X      X             X       X        X         X

---------------

    (12) The Disciplined LargeCap, MidCap Opportunities, SmallCap Opportunities, International Value, LargeCap Growth, Financial Services, Convertible and High Yield Bond Portfolios may invest in OTC Options on U.S. Government Securities.

    (13) The Financial Services Portfolio may purchase put and call options on securities which are eligible for purchase by the Portfolio and on various stock indices. The VP Convertible Portfolio may purchase put and call options on securities which are eligible for purchase by the Portfolio and on various stock indices.

    (14) Disciplined LargeCap Portfolio will normally invest only in exchange-listed warrants.

    (15) The SmallCap Opportunities, Disciplined LargeCap, High Yield Bond, International Value, MagnaCap and MidCap Opportunities Portfolios will not write call options on when-issued securities. In addition, these Portfolios will not sell a covered call option if, as a result, the aggregate market value of all portfolio securities of the Portfolio covering call options or subject to put options exceeds 10% of the market value of the Portfolio's net assets. The LargeCap Growth and Convertible Portfolios may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their assets. The LargeCap Growth Portfolio may purchase put and call options on securities, which are eligible for purchase by the Portfolio and on various stock indices. The Financial Services Portfolio may write covered call options.

    (16) The Portfolio indicated may invest primarily in equity securities of companies engaged in financial services. Financial services companies may include the following: banks; bank holding companies; investment banks; trust companies; insurance companies; insurance brokers; finance companies; securities broker-dealers; electronic trading networks; investment management firms; custodian of financial assets; companies engaged in trading, dealing, or managing commodities; companies that invest significantly or deal in financial instruments; government-sponsored financial enterprises; thrifts and savings banks; conglomerates with significant interest in financial services companies; fund financial service companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell or market software or hardware related to financial services or products directed to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.

    (17) The Portfolios may invest in other investment companies ("Underlying Funds") in accordance with the Portfolio's investment policies or restrictions. The 1940 Act provides that an investment company may not: (i) invest more than 10% of its total assets in Underlying Funds,
          (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. The Real Estate Portfolio currently intends to limit its investments in shares of other investment companies to less than 5% of its net assets.

    (18) MagnaCap, Disciplined LargeCap, MidCap Opportunities, SmallCap Opportunities, International Value and High Yield Bond Portfolios may purchase marketable securities of companies which deal in real estate or interests therein, including real estate investment trusts. LargeCap Growth, Financial Services and Convertible Portfolios may (i) purchase securities secured by real estate or interests therin or securities issued by companies that invest in real estate or interests therein, (ii) make or purchase real estate mortgage loans, and (iii) purchase interests in real estate limited partnerships.

                                                                                HIGH
                                         MAGNA  DISCLP  MIDCAP   SMCAP   INT'L  YIELD  LGCAP   FINACL
ASSET CLASS(1)                            CAP   LGCAP   OPPTNY   OPPTNY  VALUE  BOND   GROWTH  SERVCS  CNVTBL   REAL EST.
-------------------------------------    -----  ------  ------   ------  -----  -----  ------  ------  ------   ---------
  Restricted & Illiquid Securities (19)    X       X      X         X      X      X      X       X        X         X
  Securities of Companies with
  Limited Histories                        X       X      X         X      X      X      X       X        X         X

  TBA Sale Commitments                             X                       X      X      X                X
  Zero Coupon and Pay-In-Kind
  Securities                               X       X      X         X      X      X              X        X         X

INVESTMENT TECHNIQUES

  Borrowing (20)                           X       X      X         X      X      X      X       X        X         X
  Concentration (21)                                                                             X                  X
  Lending of Portfolio Securities (22)     X       X      X         X      X      X      X       X        X         X
  Portfolio Hedging                        X       X      X         X      X      X      X       X        X         X
  Repurchase Agreements (23)               X       X      X         X      X      X      X       X        X         X
  Reverse Repurchase Agreements &
  Dollar Roll Transactions (24)            X       X      X         X      X      X      X       X        X         X

-------------

    (19) Each Portfolio indicated above may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

    (20) The Convertible Portfolio may borrow for temporary emergency purposes up to 20% of the value of the respective Portfolio's total assets at the time of the borrowing. If the asset coverage is not maintained, the Portfolio will take prompt action to reduce its borrowings as required by applicable law. The SmallCap Opportunities, Disciplined LargeCap, High Yield Bond, International Value and MagnaCap Portfolios may each borrow in accordance with the provisions provided under their respective "Investment Restrictions" section and as set forth in the 1940 Act; not withstanding the foregoing, short-term credits necessary for settlements of securities transactions are not considered borrowings. For temporary emergency purposes. The Financial Services Portfolio may borrow, only in an amount up to 15% of its total assets. The Financial Services Portfolio may borrow only in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. The Real Estate Portfolio has an operating policy which limits its borrowings as follows: (i) the Portfolio may not borrow money except from banks for temporary or emergency purposes; (ii) the Portfolio will not borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), measured at the time of borrowing;
          (iii) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing. The Portfolio will not borrow for the purpose of leveraging its investment portfolio. The Portfolio may not purchase additional securities while its outstanding borrowings exceed 5% of total assets.

    (21) The Financial Services and Real Estate Portfolios "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of their respective assets will be invested in those securities at all times.

    (22) The International Value Portfolio may lend portfolio securities in an amount up to 33-1/3% of total Portfolio assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Investment Adviser. No lending may be made with any companies affiliated with the Investment Adviser. The Disciplined LargeCap, MidCap Opportunities, SmallCap Opportunities, LargeCap Growth and High Yield Bond Portfolios may lend portfolio securities in an amount up to 33 1/3% of total Portfolio assets; however, the Board must first approve a securities lending agreement. The Convertible Portfolio may lend securities in an amount up to 30% of its total assets; however, the Board must first approve a securities lending agreement. The Financial Services and VP MagnaCap Portfolios may lend portfolio securities as a fundamental policy; however, the Board must first approve lending as an investment technique and a securities lending agreement.

    (23) Each Portfolio indicated above may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times.

    (24)  The International Portfolios may not enter dollar roll agreements.

                                                                              HIGH
                                       MAGNA  DISCLP  MIDCAP   SMCAP   INT'L  YIELD  LGCAP   FINACL
ASSET CLASS(1)                          CAP   LGCAP   OPPTNY   OPPTNY  VALUE  BOND   GROWTH  SERVCS  CNVTBL   REAL EST.
-------------------------------------  -----  ------  ------   ------  -----  -----  ------  ------  ------   ---------
   Equity, Interest Rate and
   Currency Swaps & Swap Options(25)     X       X      X         X      X      X      X       X        X
   Short Sales (26)                              X      X         X      X      X                                 X
   Temporary Defensive and Other
   Short-Term Positions                  X       X      X         X      X      X      X       X        X         X
   When Issued Securities &
   Delayed-Delivery Transactions (27)    X       X      X         X      X      X      X       X        X         X


EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

         COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Portfolio the right to vote on issues affecting the company's organization and operations. Except for the Portfolios noted in the chart above as non-diversified or concentrated, such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependant upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

         Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

---------------------

    (25) A Portfolio will not enter into any of the Derivative Transactions unless the unsecured senior debt on the claims paying ability of the other party is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (i.e., AAA or AA by S&P).

    (26) The Real Estate Portfolio may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

    (27) In order to secure prices or yields deemed advantageous at the time, the Portfolios indicated may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 - 45 days after the commitment is made. The Portfolios may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Portfolio's net assets would be segregated to cover such securities. Convertible and LargeCap Growth Portfolios may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Portfolio's net assets would be segregated to cover such securities.

         A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

         The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Portfolio is called for redemption, the Portfolio must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Portfolios because the Portfolios purchase such securities for their equity characteristics.

         "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Portfolios may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

         SECURITIES OF SMALL-AND MID-CAPITALIZATION COMPANIES. Securities of small- and/or mid-capitalization companies may also be purchased. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

         SECURITIES OF BANKS AND THRIFTS. Financial Services Portfolio may concentrate its investments in equity securities of companies principally engaged in financial services, including banks and thrifts. A "money center bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as "community banks."

         Financial Services Portfolio may invest in the securities of banks or thrifts that are relatively small, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which that Portfolio may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); as a result, there may be limitations on the Portfolio's ability to dispose of them at times and at prices that are most advantageous to the Portfolio.

         The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

         Changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the state and Federal levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

         Investments in thrifts generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision ("OTS"). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.

FOREIGN AND EMERGING MARKET SECURITIES

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

         American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

EMERGING MARKETS

         The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

EURODOLLAR CONVERTIBLE SECURITIES

         Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Portfolios may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolios may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

         Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry same risks as investing in foreign securities.

FOREIGN BANK OBLIGATIONS

         Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because the Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Portfolios either enter into

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

these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Portfolio as a RIC under the Internal Revenue Code.

FOREIGN MORTGAGE RELATED SECURITIES

         Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

         The Portfolios may invest in debt obligations (which may be denominated in U.S. Dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with each Portfolio's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

         In determining whether to invest in debt obligations of foreign issuers, a Portfolio would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Portfolios having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Portfolio's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

         Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Portfolios' investment income may be received or realized in foreign currencies, the Portfolios would be required to compute and distribute its income in U.S. Dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

SECURITIES OF FOREIGN ISSUERS

         Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolios due to subsequent declines in value of the portfolio security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

         Although the Portfolios will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolios on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Portfolio with an investment objective of long-term capital appreciation because any income earned by the Portfolio should be considered incidental.

Restrictions on Foreign Investments

         Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

         The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio that invests in such countries. For example, a Portfolio may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Portfolio. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Portfolio of the ability to make its desired investment at that time.

         Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. No more than 15% of a Portfolio's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Portfolio's investments in certain foreign banks and other financial institutions.

         Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Portfolio's shares.

         RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve certain inherent risks, including the following:

         Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment or securities, may expose the Portfolios to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Portfolio's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

         Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

         Taxes. The interest payable on certain of the Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Portfolio.

         Costs. The expense ratios of a Portfolio that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Portfolio will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

         Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Portfolios may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

CORPORATE DEBT SECURITIES

         Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

         Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

FLOATING OR VARIABLE RATE INSTRUMENTS

         Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Portfolio would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Portfolio. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Portfolio obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

GUARANTEED INVESTMENT CONTRACTS

         Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Portfolios may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed 15% of a Portfolio's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

HIGH YIELD SECURITIES

         High yield securities are debt securities that are rated lower than Baa by Moody's or BBB by S&P, or of comparable quality if unrated.

         High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

         High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Portfolio's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

         The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

         Certain securities held by a Portfolio may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Risks Associated with High Yield Securities

         The medium- to lower-rated and unrated securities in which the Portfolios may invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

         High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

         Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

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

         The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Portfolios' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

         Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

         Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Portfolio's Board of Director/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent a Portfolio owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

         Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Portfolios report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

         Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser and a Portfolio's Sub-Adviser may primarily rely on their own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Portfolio's investment objective may be more dependent on the Investment Adviser's or Sub-Adviser's own credit analysis than might be the case for a Portfolio, which invests in higher quality bonds. The Investment Adviser, or Sub-Adviser, when applicable, continually monitors the investments in each Portfolio's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Portfolios may retain a security whose rating has been changed.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities include U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. See, "U.S. Government Securities."

         One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

         "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

         The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

         Certain Portfolios may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the private pools. However, the timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

         It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser or Sub-Adviser may, consistent with the Portfolios' investment objectives, policies and restrictions, consider making investments in such new types of securities.

         Other types of mortgage-related securities in which the Portfolios indicated above may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

         CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Portfolios) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Portfolios may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

         An additional class of mortgage-related securities includes parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

ADJUSTABLE RATE MORTGAGE SECURITIES

         Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

         The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

         There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

GNMA CERTIFICATES

         Certificates issued by the Government National Mortgage Association ("GNMA") ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Portfolios may purchase are the "modified pass-through" type.

         GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA").

GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

         Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

         Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Portfolio would be reduced.

PRIVATELY ISSUED CMOS

         Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE-BACKED SECURITIES

         Stripped mortgage backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Portfolio's Board of Directors/Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Risks of Investing in Mortgage-Related Securities

         Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Portfolio could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

         Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

         In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

         Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Portfolio.

         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

         MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities, which are usually issued by special purpose public authorities. A moral obligation bond is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality, which created the issuer.

         INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. They may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

         The Portfolios will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

         SHORT-TERM MUNICIPAL OBLIGATIONS. These securities include the following:

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

         Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

         The Portfolios may invest in the following securities and instruments:

         BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit, bankers' acceptances and time deposits may be acquired. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolios will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

         A Portfolio holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Portfolio may acquire.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Portfolios may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         SAVINGS ASSOCIATION OBLIGATIONS. The Portfolios may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Portfolios may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Portfolios may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

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         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser or Sub-Adviser to be of comparable quality. These rating symbols are described in the Appendix.

SUBORDINATED MORTGAGE SECURITIES

         Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

         The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

         In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

         A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

         A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolios by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolios would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

         The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage

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securities. Each pool purchase is reviewed against the guidelines. The
Portfolios seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

U.S. GOVERNMENT SECURITIES

         Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Portfolio will invest in securities of such agencies or instrumentalities only when the Investment Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES

         Asset-backed securities ("ABSs") represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). ABSs may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying ABSs can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. ABSs may also be subject to extension risk during periods of rising interest rates.

         ABSs entail certain risks not presented by mortgage-backed securities. The collateral underlying ABSs may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the ABS, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

         A Portfolio may invest in any type of ABS if the portfolio manager determines that the security is consistent with the Portfolio's investment objective and policies. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Portfolio.

         Aircraft Lease Receivables - An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust

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will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the ALRs are not as sensitive to changes in interest rates. However, an investment in ALRs may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

BANKING INDUSTRY OBLIGATIONS

         Banking industry obligations include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, AND FIXED TIME DEPOSITS. The Portfolios will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Portfolio's investment is limited to the FDIC-insured amount of $100,000.

DERIVATIVES

         Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

         Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

         Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Portfolios will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

DEALER OPTIONS.

         Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to DEALER OPTIONS. While the Portfolios might look to a clearing corporation to exercise exchange-traded options, if a Portfolio purchases a dealer option it must rely on the selling dealer to perform if the Portfolio exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Portfolio can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Portfolio writes a dealer option, the Portfolio can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Portfolio seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Portfolio, no assurance exists that a Portfolio will at any time be able to liquidate a dealer option at a favorable price

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

at any time prior to expiration. Unless the Portfolio, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

         The Staff of the Securities and Exchange Commission (the "Commission") takes the position that purchased dealer options are illiquid securities. A Portfolio may treat the cover used for written dealer options as liquid if the dealer agrees that the Portfolio may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Portfolio will treat dealer options as subject to the Portfolio's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS.

         Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities that it intends to purchase. A Portfolio could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Portfolio otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Portfolio's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Portfolio may wish to purchase in the future by purchasing futures contracts. Upon entering into a futures contract, a Portfolio will be required to deposit with a broker an amount of cash or cash equivalents equal to approximately 1% to 5% of the contract price, which amount is subject to change by the exchange on which the contract is traded or by the broker.

         Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

         An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

         Options on Interest Rate Futures involve the purchase of a put option on an interest rate futures contract to hedge against a decline in the value of its portfolio securities as a result of rising interest rates. The purchase of a call option on an interest rate futures contract is to hedge against the risk of an increase in the price of securities it

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

intends to purchase resulting from declining interest rates. The selling of put and call options on interest rates futures contracts is utilized as part of a closing sale transaction to terminate its option positions.

         In contrast to the situation when a Portfolio purchases or sells a security, no security is delivered or received by the Portfolio upon the purchase or sale of a financial futures contract. Initially, the Portfolio will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto will be segregated with the Portfolio's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Portfolio may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         The Portfolio will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

         Limitations and Risks on Futures Contracts and Related Options

         The purchase of options involves certain risks. If a put option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Portfolio would continue to be required to make daily margin payments. In this situation, if the Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Portfolio's ability to hedge its portfolio effectively.

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         There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Portfolios to incur additional brokerage commissions and may cause an increase in the Portfolio's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Portfolio for the period may be less than if it had not engaged in the hedging transaction.

         The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Portfolio has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio's portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

         The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

         Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

         Foreign Currency Futures Contracts. Foreign currency future contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Portfolios will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

FOREIGN CURRENCY OPTIONS.

         A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Portfolios use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call

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

option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Portfolios to reduce foreign currency risk using such options.

         As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

         Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.


OTC OPTIONS

         Over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Portfolio will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Portfolio intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser or Sub-Adviser. Under these special arrangements, the Portfolio will enter into contracts with primary dealers that provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Portfolio. Under such circumstances, the Portfolio will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Portfolio might pay more to repurchase the OTC option contract than the Portfolio would pay to close out a similar exchange traded option.

PURCHASING OPTIONS

         Purchasing Put and Call Options. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock

Exchange, Pacific Stock Exchange and New York Stock Exchange. The Portfolios will engage in trading of such derivative securities exclusively for non-speculative hedging purposes.

         If a put option is purchased, the Portfolio acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Portfolio holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Portfolio may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Portfolio will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Portfolio exercises the put, less transaction costs, is the amount by which the Portfolio hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Portfolio paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Portfolio realizes on the sale of the securities.

         If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Portfolio has a short position in the underlying security and the security thereafter increases in price. The Portfolio will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Portfolio purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Portfolio realizes on the cover of the short position in the security.

         Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Portfolios generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

STOCK INDEX OPTIONS

         Stock Index options include put and call options with respect to the S&P 500 and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Portfolio.

         The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Portfolio of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.


         Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Portfolio could not be able to close out options, which it had purchased, and if restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. The Portfolios purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

         A straddle, which may be used for hedging purposes, is a combinations of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Portfolio's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Additionally, warrants do not have any voting rights. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio's entire investment therein).

         Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Portfolio were not to exercise an Index Warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant. Certain Portfolios will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Portfolio's ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.

WRITING OPTIONS

         Covered call options are considered "covered" if a Portfolio owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Portfolio realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Portfolio realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Portfolio generally offsets, in whole or in part, any loss to the Portfolio resulting from the repurchase of a call option.

         Risks of Investing in Options on Securities and Indices

         There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Portfolio may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Portfolio as a RIC. See "Dividends, Distributions and Taxes."

         In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES.

         "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         Index and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the

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

amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

IPOS

         Initial Public Offerings (IPOs) occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

         Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

         The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Portfolios' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Portfolios' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

         The effect of an IPO investment can have a magnified impact on the Portfolios' performance when the Portfolios' asset bases are small. Consequently, IPOs may constitute a significant portion of the Portfolios' returns particularly when the Portfolios are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolios' assets as it increases in size and therefore have a more limited effect on the Portfolios' performance in the future.

         There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, or entirely disappear. In some cases, the Portfolios may not be able to purchase IPOs at the offering price, but may purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

LOAN PARTICIPATION AND ASSIGNMENTS

         A Portfolio's investment in LOAN PARTICIPATIONS typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

         When a Portfolio purchases a LOAN ASSIGNMENT from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of Portfolio shares, to meet the Portfolio's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Portfolio to value these securities for purposes of calculating its net asset value.

OTHER INVESTMENT COMPANIES

         An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies.

EXCHANGE TRADED FUND

         AN EXCHANGE TRADED FUND (ETF) is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed, and traded similar to a publicly traded company. Similarly, risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs.


SENIOR LOANS

         Certain Portfolios may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes "Senior Loans". Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

         Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Portfolio's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

         Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

         Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

         In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

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

         Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

         Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Portfolio's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

         Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Portfolio may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

         Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

PRIVATE FUNDS

         Private Funds include U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and involves risks, including loss of the Portfolio's entire investment in the Private Fund.

         Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Portfolio owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Portfolio receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

         The pooled investments allow the Portfolio to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Portfolio significantly. However, the Portfolio bears any expenses incurred by the trust. In addition, the Portfolio assumes the liquidity risks generally associated with the privately offered pooled investments.

         Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

         The Portfolio cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

         Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

REAL ESTATE SECURITIES

         The Portfolios' investments in real estate securities are primarily in Real Estate Investment Trusts (REITs) and other real estate operating companies ("REOCs"). A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

         A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

         REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans. The Real Estate Portfolio invests primarily in Equity REITs.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Portfolio will not invest directly in real estate, a Portfolio may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in

REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

RESTRICTED AND ILLIQUID SECURITIES

         Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolios to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Portfolios' decision to dispose of these securities and the time when the Portfolios are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Portfolios pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Portfolios. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Portfolios would be permitted to sell them. Thus, the Portfolios may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Portfolios may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Portfolios at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Portfolios in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

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

         Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Portfolios' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Portfolios may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Portfolio will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Portfolios are registered for sale.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

         The Portfolios consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.


TO BE ANNOUNCED SALE COMMITMENTS

         To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

         ZERO COUPON, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

         PAY-IN-KIND SECURITIES are securities that pay interest or dividends through the issuance of additional securities. A Portfolio will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Portfolio until the cash payment date or the securities mature. Under certain circumstances, the Portfolios could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

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

         The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.

                              INVESTMENT TECHNIQUES

BORROWING

         The Portfolios may borrow from banks. The Portfolios may borrow money from banks only if immediately after such borrowing, the value of the Portfolio's assets, including the amount borrowed less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, certain Portfolios may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Portfolios and are collateralized by cash, securities or letters of credit. The Portfolios might experience a loss if the financial institution defaults on the loan.

         The borrower at all times during the loan must maintain with the Portfolio cash or cash equivalent collateral or provide to the Portfolios an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Portfolios any interest paid on such securities, and the Portfolios may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Portfolios or the borrower at any time. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PORTFOLIO HEDGING

         Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives." Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. There can be no assurances that a Portfolio will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a Portfolio may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Portfolio than if it did not hedge. If the Portfolio does not correctly predict a hedge, it may lose money. In addition, each Portfolio pays commissions and other costs in connection with hedging transactions.

         Risks Associated With Hedging Transactions.

         Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market

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

movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Portfolio to hold a security it might otherwise sell. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         In addition, the Portfolio pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Portfolio's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

         Risks of Hedging Transactions Outside the United States.

         When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and
(5) lower trading volume and liquidity.

         One form of hedging that may be utilized by the Portfolios is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Portfolios, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Portfolios' other assets. Although the Portfolios will enter into such contracts with the intention of acquiring securities, the Portfolios may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. The Portfolios may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

         Repurchase agreements may be utilized, with respect to portfolio securities. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Portfolio acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Portfolio's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Portfolio holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Portfolio's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Portfolio may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

         Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by the Portfolio, with an agreement that the Portfolio will repurchase such securities at an agreed upon price and date. The Portfolio may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Portfolio will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Portfolio's total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

         In order to enhance portfolio returns and manage prepayment risks, certain Portfolios may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Portfolio exceeding the yield on the sold security. When a Portfolio enters into a dollar roll transaction, cash and/or liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

         Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Portfolio depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Portfolio's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Portfolio's yield in the manner described above; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

         Securities Swaps. Securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Portfolio would otherwise be precluded for lack of an established securities custody and safekeeping system. The Portfolio deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Portfolio pays or receives cash from the broker equal to the change in the value of the underlying security.

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

         Interest and Currency Swaps. Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Portfolio and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Portfolio usually enters into such transactions on a "net" basis, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Portfolio enters into a swap on other than a net basis, or sells caps or floors, the Portfolio maintains a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

         A Portfolio will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Portfolio is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Portfolio are considered to be illiquid assets.

         Interest Rate Swaps. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

         Cross-Currency Swaps. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

         Swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

         Caps and Floors. Interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual

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level of interest rates in the future and a specified strike (or "cap") level.
The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

         Risks Associated with Swaps, Caps and Floors

         The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Portfolio relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Portfolio would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Portfolio might be unable to obtain its expected benefit. In addition, while each Portfolio will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Portfolio, there can be no assurance that a Portfolio will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Portfolio's ability to enter into other transactions at a time when doing so might be advantageous.

SHORT SALES

         Short sales of securities are securities already owned or have the right to be acquired at no added cost through conversion or exchange of other securities they own (referred to as SHORT SALES "AGAINST THE BOX").

         In a short sale that is not "against the box," a Portfolio sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Portfolio must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Portfolio must replace the security borrowed by purchasing it at the market price at the time of replacement. The Portfolio is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Portfolio has a short position can range from one day to more than a year. Until the Portfolio replaces the security, the proceeds of the short sale are retained by the broker, and the Portfolio must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Portfolio must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

         Short sales by a Portfolio that are not made "against the box" create opportunities to increase the Portfolio's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a Portfolio makes a short sale "against the box," the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the

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

securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Portfolio will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Portfolio can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

         In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Portfolio's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Portfolio will comply with these requirements. In addition, as a matter of policy, the Portfolios' Board of Directors/Trustees has determined that no Portfolio will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Portfolio's total assets, taken at market value.

         The extent to which a Portfolio may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Portfolio as a RIC. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

         Investing in certain short-term, high-quality debt instruments and in U.S. Government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Portfolio to meet redemption requests; and (iv) for temporary defensive purposes. A Portfolio for which the investment objective is capital appreciation may also invest in such securities if the Portfolio's assets are insufficient for effective investment in equities.

         Although it is expected that each Portfolio will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Portfolio may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Portfolios will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a Portfolio is engaged in temporary defensive investments, it will not be pursuing its investment objective.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         In order to secure prices or yields deemed advantageous at the time certain Portfolios may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Portfolios will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Portfolio will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Portfolio may realize a taxable capital gain or loss. When a Portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Portfolio's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. As an operating policy, the Real Estate Portfolio intents to limit its commitments to purchase when-issued and delayed delivery securities to less than 10% of its net assets.

         When the time comes to pay for the securities acquired on a delayed delivery basis, a Portfolio will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Depending on market conditions, the Portfolios could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         The Sub-Advisers for all the Portfolios place orders for the purchase and sale of securities, supervise their execution and negotiate brokerage commissions on behalf of each Portfolio. For purposes of this section, discussion of the Adviser includes the Sub-Advisers . It is the practice of the Adviser to seek the best execution of orders and to negotiate brokerage commissions, which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Portfolios although the Adviser may place orders with broker-dealers that have sold shares of the Portfolios or Variable Contracts whose proceeds are invested in Variable Contracts. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

         In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Portfolios. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Advisers it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Portfolios and their shareholders.

         Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

         In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

         During the fiscal years ended December 31, 2003, 2002 and 2001, respectively, each of the Portfolios listed below paid total brokerage commissions as indicated.

           BROKERAGE COMMISSIONS PAID DURING MOST RECENT FISCAL YEARS

                                           2003             2002                2001
                                           ----             ----                ----
SmallCap Opportunities Portfolio..      $1,559,355       $1,657,984(1)       $  369,574
International Value Portfolio ....      $  600,595       $  468,670(2)       $   31,138
Disciplined LargeCap Portfolio ...      $   17,501       $   34,131          $   34,681
High Yield Bond Portfolio ........      $      375       $      117                  --
MagnaCap Portfolio(1) ............      $  106,002       $   50,604          $   12,392
MidCap Opportunities Portfolio(1).      $  113,955       $   80,174          $   27,997
Convertible Portfolio(3) .........      $    1,439       $      238          $       32
LargeCap Growth Portfolio(4) .....      $   12,755       $   18,687          $    3,301
Financial Services Portfolio(5) ..              --               --                  --
Real Estate Portfolio(5) .........              --               --                  --

-----------------------------------------------
(1) ING Investments instituted a new policy of conducting trades on the NASDAQ on an agency basis instead of a principal basis in 2002, which resulted in the Portfolio reporting higher brokerage commissions.

(2) The higher brokerage commissions for 2002 resulted from increased portfolio turnover.

(3)      Portfolio did not begin operations until August 20, 2001.

(4)      Portfolio did not begin operations until August 2, 2001.

(5) Prior to December 31, 2003, this Portfolio had not yet commenced operations.

         Of the total commissions paid during the fiscal year ended December 31, 2003, $307,990 was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

         During the fiscal years ended December 31, 2003 and 2002, none of the Portfolios used affiliated brokers to execute portfolio transactions.

         During the fiscal year ended December 31, 2001, the following Portfolio paid affiliated persons of the Portfolio brokerage commissions as follows:

ING VP International Value Portfolio

   Affiliated          Affiliated     Total Fund        % of        Affiliated      Fund Total         % of
     Broker            Principal      Principal      Principal      Commission      Commission      Commission
   ----------          ----------     ----------     ---------      ----------      ----------      ----------
ING Barings Corp.       $414,608     $16,809,664       2.47%           $721          $31,138           2.31%

         During the fiscal year ended December 31, 2003, the following Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of December 31, 2003:

                FUND                                 SECURITY DESCRIPTION           MARKET VALUE
                ----                                 --------------------           ------------
ING VP Disciplined LargeCap Portfolio               Bank of America Corp.            $  189,011
ING VP Disciplined LargeCap Portfolio                    UBS Bancorp.                $   50,328
ING VP Disciplined LargeCap Portfolio                   Wachovia Corp.               $  121,134
ING VP Disciplined LargeCap Portfolio              Bear Stearns Cos., Inc.           $   35,978
ING VP Disciplined LargeCap Portfolio                  Citigroup, Inc.               $  217,945
ING VP Disciplined LargeCap Portfolio               JP Morgan Chase & Co.            $  138,105
ING VP Disciplined LargeCap Portfolio           Lehman Brothers Holdings, Inc.       $   67,181
ING VP Disciplined LargeCap Portfolio             Merrill Lynch & Co., Inc.          $  114,368
ING VP Disciplined LargeCap Portfolio                   Morgan Stanley               $  121,527
ING VP MagnaCap Portfolio                           Bank of America Corp.            $  892,773
ING VP MagnaCap Portfolio                              Citigroup, Inc.               $  864,012
ING VP MagnaCap Portfolio                         Merrill Lynch & Co., Inc.          $1,073,295
ING VP MagnaCap Portfolio                               Morgan Stanley               $1,053,234
ING VP International Value Portfolio             Banco Santander Chile SA ADR        $1,024,918
ING VP International Value Portfolio                   Societe Generale              $3,475,993
ING VP International Value Portfolio                Nomura Holdings, Inc.            $2,358,757
ING VP International Value Portfolio                        UBS AG                   $1,888,984
ING VP International Value Portfolio                  HSBC Holdings PLC              $1,702,512
ING VP LargeCap Growth Portfolio                       Citigroup, Inc.               $   61,646
ING VP Convertible Portfolio                         E*Trade Group, Inc.             $   92,475


                               PORTFOLIO TURNOVER

         A change in securities held in the portfolio of a Portfolio is known as "portfolio turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Portfolio's historical turnover rates are included in the Financial Highlights tables in the Prospectus.

         For three Portfolios the rate of portfolio turnover for 2003 exceeded 100% and/or increased by 50% or more over 2002. For the MagnaCap Portfolio the increase was primarily due to a change in the portfolio management team in 2003, resulting in a different management style, and the subsequent portfolio restructuring to reflect the change in management style. The increase for the Convertible Portfolio was primarily due to the constant new flows that went into the Portfolio and the changing nature of the convertible market. The increased portfolio turnover rate for High Yield Bond Portfolio was primarily due to increased purchases and redemptions in the Portfolio and to a change in the portfolio management team in 2003, resulting in a distinctly different management style and a portfolio restructuring to reflect the change in management style.

         For three Portfolios the rate of portfolio turnover for 2002 exceeded 100% and increased by 50% or more over 2001. For the LargeCap Growth Portfolio the increase is related to the fact that on more that one occasion in 2002 apparent market recoveries ultimately reversed themselves and the related repeated repositioning of the investment portfolios resulted in increased portfolio turnover. In the case of the Disciplined LargeCap Portfolio there was a sub-adviser change in August of 2001. The increased portfolio turnover rate for that Portfolio is related to repositioning the investment portfolio in connection with that change and the fact that the new manager considers a larger basket of securities. Similarly, ING Investments reassumed day-to-day management of the investment portfolio for the International Value Portfolio in July 2002 until ING Aeltus took over as Sub-Adviser in August 2003. The increased portfolio turnover rate for that Portfolio is related to repositioning the investment portfolio in connection with that change and the fact that the old sub-adviser tended to have a low rate of portfolio turnover.

              SERVICES OF THE INVESTMENT ADVISER AND ADMINISTRATOR

         Pursuant to an Investment Advisory Agreement with the Trust, ING Investments acts as the Investment Adviser to each Portfolio. ING Investments, subject to the authority of the Trustees, has the overall responsibility for the management of each of the Portfolios, subject to delegation of certain responsibilities to the Sub-Adviser for each Portfolio and is responsible for furnishing continuous investment supervision to the Portfolios.

         ING Investments is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. As of December 31, 2003, ING Investments had assets under management of over $36.6 billion. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 65 countries, and has more than 100,000 employees. ING Groep N.V. seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. The principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

         On March 1, 2002, the name of the Investment Adviser changed from ING Pilgrim Investments, LLC to ING Investments, LLC. On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC

         For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets during the month:

      PORTFOLIO                                  ANNUAL INVESTMENT ADVISORY FEE
      ---------                                  ------------------------------
SmallCap Opportunities           0.75% on the first $250 million of aggregate daily net assets;
                                 0.70% on the next $250 million of aggregate daily net assets;
                                 0.65% on the next $250 million of aggregate daily net assets;
                                 0.60% on the next $250 million of aggregate daily net assets; and
                                 0.55% on the remaining aggregate daily net assets in excess of $1 billion.

Disciplined LargeCap             0.75% on the first $250 million of aggregate daily net assets;
                                 0.70% on the next $250 million of aggregate daily net assets;
                                 0.65% on the next $250 million of aggregate daily net assets;
                                 0.60% on the next $250 million of aggregate daily net assets; and
                                 0.55% on the remaining aggregate daily net assets in excess of $1 billion.
High Yield Bond                  0.75% on the first $250 million of aggregate daily net assets;
                                 0.70% on the next $250 million of aggregate daily net assets;
                                 0.65% on the next $250 million of aggregate daily net assets;
                                 0.60% on the next $250 million of aggregate daily net assets; and
                                 0.55% on the remaining aggregate daily net assets in excess of $1 billion.
International Value              1.00% of aggregate average daily net assets
MagnaCap                         0.75% of aggregate average daily net assets
MidCap Opportunities             0.75% of aggregate average daily net assets
LargeCap Growth                  0.75% of aggregate average daily net assets
Financial Services               0.75% of the first $500 million of aggregate average daily net assets
                                 0.70% on the remaining aggregate daily net assets in excess of $500 million
Convertible                      0.75% of aggregate average daily net assets
Real Estate                      0.80% of the first $100 million of aggregate average daily net assets
                                 0.70% on the remaining aggregate daily net assets in excess of $100 million

         The Investment Advisory Agreement for the SmallCap Opportunities, Disciplined LargeCap and High Yield Bond Portfolios was approved by the Trustees of the Trust on January 26, 1994, and by the sole Shareholder of the SmallCap Opportunities, Disciplined LargeCap, and High Yield Bond Portfolios on April 15, 1994. The Investment Advisory Agreement continues in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the SmallCap Opportunities, Disciplined LargeCap and High Yield Bond Portfolios, including a majority of the Independent Trustees, or (b) a majority of the outstanding voting securities of the SmallCap Opportunities, Disciplined LargeCap, and High Yield Bond Portfolios as defined in the 1940 Act.

         The Investment Advisory Agreement for the International Value Portfolio was approved by the Trustees of the Trust on April 24, 1997, and by the sole Shareholder of the International Value Portfolio on April 30, 1997. The Investment Agreement continues in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the International Value Portfolio, including a majority of the Independent Trustees, or (b) a majority of the outstanding voting securities of each class of the International Value Portfolio as defined in the 1940 Act.


         The Investment Advisory Agreement for the MagnaCap Portfolio and the MidCap Opportunities Portfolio was approved by the Trustees of the Trust on January 27, 2000, and by the sole Shareholder of these Portfolios on April 28, 2000. The Investment Advisory Agreement became effective on April 30, 2000, and will continue in effect for a period of two years thereafter. The Investment Advisory Agreement will continues in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of each of those Portfolios, including a majority of the Independent Trustees, or (b) a majority of the outstanding voting securities of each class of each of those Portfolios as defined in the 1940 Act.

         The Investment Advisory Agreement for the LargeCap Growth, Financial Services and Convertible Portfolios was approved by the Trustees of the Trust on February 26, 2001, and by the sole Shareholder of these Portfolios on April 30, 2001. The Investment Advisory Agreement became effective on April 30, 2001, and will continue in effect for a period of two years thereafter. The Investment Advisory Agreement will continues in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of each of those

Portfolios, including a majority of Independent Trustees, or (b) a majority of the outstanding voting securities of each class of each of those Portfolios as defined in the 1940 Act.

         The Investment Advisory Agreement for the Real Estate Portfolio was approved by the Trustees of the Trust on February 25, 2004, and by the sole Shareholder of the Portfolio on April 29, 2004. The Investment Advisory Agreement became effective on April 30, 2004, and will continue in effect for a period of two years. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the Portfolio, including a majority of the Independent Trustees, or (b) a majority of the outstanding voting securities of each class of the Portfolio as defined in the 1940 Act.

         Each Investment Advisory Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolios and to furnish advice and recommendations with respect to investment of each Portfolio's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Advisory Agreement provides that the Investment Adviser is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

         Prior to August 1, 2003, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP SmallCap Opportunities Portfolio, ING VP International Value Portfolio, ING VP High Yield Bond Portfolio, ING VP Financial Services Portfolio and ING VP Convertible Portfolio were directly managed by ING Investments, the Investment Adviser. ING Investments has undertaken an internal reorganization that, among other things, integrated its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. On August 1, 2003, ING Aeltus became the Sub-Adviser to ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP SmallCap Opportunities Portfolio, ING VP International Value Portfolio, ING VP High Yield Bond Portfolio, ING VP Financial Services Portfolio and ING VP Convertible Portfolio. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions of the Portfolios. As a result of this integration plan, the operational and supervisory functions of each Portfolio's Investment Advisory Agreement was separated from the portfolio management functions related to the Portfolios, with the former continuing to be provided by the Investment Adviser and the latter provided by ING Aeltus. The portfolio management personnel for this Fund did not change as a result of this internal reorganization.

         Prior to June 1, 2003, ING LargeCap Growth Portfolio was directly managed by ING Investments, the Investment Adviser. Effective June 1, 2003, the Portfolio is managed by Wellington Management.

         After an initial two year period, each Investment Advisory Agreement and Sub-Advisory Agreements continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         Any Investment Advisory Agreement is terminable without penalty with not less than 60 days' notice by the Board of Trustees or by a vote of the holders of a majority of the Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

         In connection with their deliberations relating to each Portfolio's (with the exception of Real Estate Portfolio and LargeCap Growth Portfolio) current Investment Advisory Agreement and Sub-Advisory Agreement, the Board of Trustees considered information that had been provided by ING Investments and the Sub-Advisers to the Portfolios that engage them. In considering the Investment Advisory Agreements and Sub-Advisory Agreements, the Board of Trustees considered several factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Investment Advisory Agreement included, but were not limited to, the following: (1) the performance of the Portfolios;
(2) the nature and quality of the services provided by ING Investments; (3) the fairness of the compensation under the Investment Advisory Agreement in light of the services provided; (4) the profitability to ING Investments from the Investment Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by each Portfolio and a comparison of each Portfolio's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of the Portfolios. The Board of Trustees also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.


         The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreement dated August 1, 2003 with ING Aeltus for each of the Portfolios included, but were not limited to, the following: (1) the centralization of asset managers allows ING Investments to access and leverage the capabilities of its portfolio management personnel among all subsidiaries;
(2) the reorganization facilitates more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management personnel within one entity permits certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio mangers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered; (1) the current portfolio managers will remain and continue to provide services under the direction of ING Aeltus; (2) that the nature and quality of the services to be provided by ING Aeltus including ING Aeltus's extensive investment management experience and the quality of services provided to the other mutual funds advised by ING Aeltus; (3) the fairness of the compensation under the Sub-Advisory Agreement, in light of the services being provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable ING Aeltus to attract additional highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of ING Aeltus will be paid by the Adviser and not directly by the Portfolio. The Board also considered the advisory fee to be retained by ING Investment for its oversight and monitoring service that will be provided to the sub-advised Portfolios. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus, as Sub-Adviser would be in the best interests of the Trust and its shareholders.

         In connection with their deliberations relating to ING LargeCap Growth Fund's Investment Advisory Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered information that had been provided by ING Investments and Wellington Management. In considering the Investment Advisory Agreement and Sub-Advisory Agreement, the Board considered a number of factors they believed to be relevant, including the legal advice furnished to them by their independent legal counsel and their own business judgment. The factors considered by the Board in reviewing the Investment Advisory Agreement and Sub-Advisory Agreement included, but were not limited to, the following: (1) the nature and quality of the services provided by ING Investments to the Portfolio; (2) the nature and quality of the services provided by Wellington Management to the Portfolio under the Sub-Advisory Agreement; (3) prior performance of similar accounts managed by Wellington Management with comparable investment objectives and strategies to the Portfolio compared to a peer group of funds; (4) the fairness of the compensation under the Investment Advisory Agreement in light of the services to be provided to the Portfolio; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments and Wellington Management; (6) ING Investments' and Wellington Management's compliance capabilities; (7) the expenses to be borne by shareholders of the Portfolio; and (8) the expense limitation arrangements to which management committed for the Portfolio.

          In connection with its deliberations relating to the approval of the Real Estate Portfolio's Investment Advisory Agreement and Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ING Investments and CRA to the Portfolio. In considering the Investment Advisory Agreement and Sub-Advisory Agreement, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Investment Advisory Agreement and Sub-Advisory Agreement included, but were not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to the Portfolio under the Investment Advisory Agreement; (2) the nature and quality of the services to be provided by CRA to the Portfolio under the Sub-Advisory Agreement; (3) prior performance of similar accounts managed by CRA with comparable investment objectives and strategies to the Real Estate Portfolio compared to a peer group of portfolios; (4) the fairness of the compensation under the Investment Advisory Agreement and Sub-Advisory Agreement in light of the services to be provided by ING Investments and CRA to the Portfolio; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments and CRA; (6) ING Investments' and CRA's compliance capabilities; (7) the expenses to be borne by shareholders of the Portfolio; and (8) the expense limitation arrangements to which management committed for the Portfolio.

         In approving the Investment Advisory Agreements and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. The Board of Trustees concluded that the fees to be paid to ING Investments and the Sub-Advisers are reasonable in relation to the services to be rendered, and that the anticipated expenses to be borne by the shareholders were reasonable. The Board of Trustees further determined that the contractual arrangements offer an appropriate means for the Portfolios to obtain high quality portfolio management services in furtherance of the Portfolios' objectives, and to obtain other appropriate services for the Portfolios.

         In reviewing the terms of each Investment Advisory Agreement and each Sub-Advisory Agreement and in discussions with the Adviser concerning such Investment Advisory Agreements and Sub-Advisory Agreements, the Independent Trustees were represented by independent legal counsel. Based upon its review, the Board of Trustees has determined that the Investment Advisory Agreements and Sub-Advisory Agreements are in the best interests of the Portfolios and their shareholders and that the Investment Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of each Portfolio, including the unanimous vote of the Independent Trustees, approved the Investment Advisory Agreements and Sub-Advisory Agreements.

         ING Funds Services, LLC ("Administrator") (formerly ING Pilgrim Group,
LLC) serves as administrator for the Portfolios pursuant to an Administrative Services Agreement with the Portfolios. Prior to November 1, 1999, Northstar Administrators Corporation provided administrative services to the Trust. However, as a result of the acquisition of Pilgrim Capital Corporation by ReliaStar, Northstar Administrators Corporation was merged with Pilgrim Group, Inc. The Administrator is an affiliate of the Investment Adviser. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Portfolios' business, except for those services performed by the Portfolios' Investment Adviser under the Investment Advisory Agreements, Sub-Adviser under the applicable Sub-Advisory Agreements, the transfer agent for the Portfolios under the Transfer Agency Agreements and the custodian and accounting agent for the Portfolios under the Custodian Agreement.

         The Administrator acts as liaison among these service providers to the Portfolios. The Administrator is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and for monitoring the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

         The Administrator's fee is accrued daily against the value of each Portfolio's net assets and is payable by each Portfolio monthly. The fee is computed daily and payable monthly, at an annual rate of 0.10% of each Portfolio's average daily net assets.

         The Administrative Services Agreement for the SmallCap Opportunities, Disciplined LargeCap and High Yield Bond Portfolios was approved by the Trustees of the Trust on January 26, 1994 and became effective on May 2, 1994. This Agreement continues in effect from year to year, provided such continuance is approved annually by a majority of the Trustees of the Trust.

         The Administrative Services Agreement for the International Value Portfolio was approved by the Trustees of the Trust on April 24, 1997. The Administrative Services Agreement for the International Value Portfolio became effective on May 1, 1997, and continues in effect from year to year, provided such continuance is approved annually by a majority of the Trustees of the Trust.

         The Administrative Services Agreement for the MagnaCap Portfolio and the MidCap Opportunities Portfolio was approved by the Trustees of the Trust on January 27, 2000. The Administrative Services Agreement for the MagnaCap Portfolio and the MidCap Opportunities Portfolio became effective on April 30, 2000, and will continue in effect for a period of two years. Thereafter, it will continue from year to year, provided such continuance is approved annually by a majority of the Trustees of the Trust.

         The Administrative Services Agreement for the LargeCap Growth, Financial Services and Convertible Portfolios was approved by the Trustees of the Trust on February 26, 2001. The Administrative Services Agreement became effective on April 30, 2001, and will continue in effect for a period of two years. Thereafter, it will continue from year to year, provided such continuance is approved annually by a majority of the Trustees of the Trust.

         The Administrative Services Agreement for the Real Estate Portfolio was approved by the Trustees of the Trust on February 25, 2004. The Administrative Services Agreement became effective on May 1, 2004, and will continue in effect for a period of two years. Thereafter, it will continue from year to year, provided such continuance is approved annually by a majority of the Trustees of the Trust.

         During the fiscal years ended December 31, 2003, 2002, and 2001, the Portfolios paid the Investment Adviser and Administrator the following investment advisory and administrative fees, respectively.

                                                     Advisory Fees                               Administrative Fees
                                          --------------------------------------       --------------------------------------
                                            2003           2002           2001           2003           2002           2001
                                          --------       --------       --------       --------       --------       --------
SmallCap Opportunities Portfolio(1)       $960,497       $807,368       $815,899       $128,066       $107,649       $108,786
International Value Portfolio(2)          $990,427       $499,493       $284,659       $ 99,042       $ 49,949       $ 28,466
Disciplined LargeCap Portfolio(3)         $ 57,923       $ 86,271       $151,448       $  7,723       $ 11,503       $ 20,193
High Yield Bond Portfolio(4)              $119,757       $ 75,915       $ 83,717       $ 15,968       $ 10,122       $ 11,162
MagnaCap Portfolio(5)                     $180,762       $102,228       $ 25,988       $ 24,101       $ 13,360       $  3,465
MidCap Opportunities Portfolio(6)         $ 99,269       $ 44,465       $ 21,825       $ 13,236       $  5,929       $  2,910
Convertible Portfolio(7)(8)               $ 19,765       $  9,209       $  1,552       $  2,635       $  1,228       $    207
LargeCap Growth Portfolio(9)(10)          $ 14,119       $  9,184       $  1,976       $  1,883       $  1,225       $    264
Financial Services Portfolio(11)                --             --             --             --             --             --
Real Estate Portfolio(11)                       --             --             --             --             --             --

-----------------------

(1) Does not reflect expense reimbursements, respectively, of $247,965, $376,990 and $285,870.

(2) Does not reflect expense reimbursements, respectively, of $439,409, $287,805 and $150,342.

(3) Does not reflect expense reimbursements, respectively, of $42,866, $86,601 and $145,482.

(4) Does not reflect expense reimbursements, respectively, of $69,878, $66,634 and $53,283.

(5) Does not reflect expense reimbursements, respectively, of $67,097, $45,577 and$29,999.

(6) Does not reflect expense reimbursements, respectively, of $42,459, $38,270 and $54,998.

(7)      Commenced operations on August 20, 2001.

(8) Does not reflect expense reimbursements, respectively, of $28,072, $29,023 and $12,992.

(9)      Commenced operations on August 2, 2001.

(10) Does not reflect expense reimbursements, respectively, of $17,554, $31,118 and $16,145.

(11) As of December 31, 2003, this Portfolio had not yet commenced operations.

                          EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into an expense limitation agreement with the Trust on behalf of each Portfolio, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with this agreement, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Portfolios (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio's business, and expenses of any counsel or other persons or services retained by the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser) do not exceed:

          PORTFOLIO                                       CLASS I             CLASS S
          ---------                                       -------             -------
SmallCap Opportunities Portfolio                           0.90%               1.10%
MidCap Opportunities Portfolio                             0.90%               1.10%
Disciplined LargeCap Portfolio                             0.90%               1.10%
MagnaCap Portfolio                                         0.90%               1.10%
International Value Portfolio                              1.00%               1.20%
High Yield Bond Portfolio                                  0.80%               1.00%
LargeCap Growth Portfolio                                   N/A                1.10%
Financial Services Portfolio                               0.80%               1.05%
Convertible Portfolio                                       N/A                1.10%
Real Estate Portfolio                                      1.05%               1.30%

         Each Portfolio will at a later date reimburse the Investment Adviser for management fees waived or reduced and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

         The expense limitation agreement provides that these expense limitations shall continue until December 31, 2004, except MidCap Opportunities and Real Estate Portfolios, which will continue until December 31, 2005. The expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice to the Trust of the termination of the agreement within ninety (90) days of the end of the then-current term or upon termination of the Investment Advisory Agreement. The expense limitation agreement also may be terminated by the Trust, without payment of any penalty, upon 90 days' prior written notice to the Investment Adviser at its principal place of business.

                            SHAREHOLDER SERVICES PLAN

         Effective May 1, 2001, Class S shares of each Portfolio are subject to a Shareholder Services Plan (the "Plan"). Under the Plan, the Administrator is entitled to use proceeds from the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries ("Shareholder Service Providers") for providing services to shareholders relating to Class S shares, including Variable Contract Owners with interests in the Portfolios.

         These payments may be used to pay for services ("Services") including, but not limited to: teleservicing support in connection with the Portfolios; delivery and responding to inquiries respecting Trust prospectuses, reports, notices, proxies and proxy statements and other information respecting the Portfolios; facilitation of the tabulation of Variable Contract Owners' votes in the event of a meeting of Trust shareholders; the conveyance of information relating to shares purchased and redeemed and share balances to the Trust, its transfer agent, or the Administrator as may be reasonably requested; provision of support services including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting Variable Contract Owners' interests in one or more Portfolios; provision and administration of Variable Contract features for the benefit of Variable Contract Owners participating in the Trust, including fund transfers, dollar cost averaging, asset allocation, Portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

         Under the terms of the Plan, each Portfolio makes payments to the Administrator at an annual rate of 0.25% of each Portfolio's average daily net assets attributable to its Class S shares. The expense of the Plan is borne solely by the Class S shares of each Portfolio.

         The Plan has been approved by the Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees"), cast in person at a meeting called for that purpose. The Plan must be renewed annually by the Board of Trustees, including the Independent Trustees. The Plan may be terminated as to a Portfolio at any time, without any penalty, by such Trustees on 60 days' written notice.

         Any material amendments to the Plan must be approved by the Independent Trustees.


         From May 1, 2001 to December 31, 2003, the following fees were paid under the Plan.

                            SHAREHOLDER SERVICES PLAN

                                            2003            2002          2001
                                            ----            ----          ----
SmallCap Opportunities Portfolio(1)       $140,008       $ 63,213       $ 11,105
International Value Portfolio(2)          $    582       $     75             --
Disciplined LargeCap Portfolio(3)               --             --             --
High Yield Bond Portfolio(3)                    --             --             --
MagnaCap Portfolio(1)                     $ 45,614       $ 25,425       $  4,412
MidCap Opportunities Portfolio(4)         $  9,577       $  4,419       $    703
LargeCap Growth Portfolio(5)              $  4,706       $  3,062       $    659
Financial Services Portfolio(3)                 --             --             --
Convertible Portfolio(6)                  $  6,588       $  3,070       $    517
Real Estate Portfolio(3)                        --             --             --

----------------------------------------
(1) Class S shares of this Portfolio did not begin operations until May 3, 2001.

(2) Class S shares of this Portfolio did not begin operations until March 19, 2002.

(3) As of December 31, 2003, the Class S shares of this Portfolio had not yet commenced operations.

(4) Class S shares of this Portfolio did not begin operations until May 7, 2001.

(5) Class S shares of this Portfolio did not begin operations until August 2, 2001.

(6) Class S shares of this Portfolio did not begin operations until August 20, 2001.
      The Investment Adviser or Distributor, out of its own resources, may pay additional compensation to insurance companies that offer variable life and variable annuity contracts ("variable contracts") for which the Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Investment Adviser and Distributor may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive, for insurance companies to make the Portfolios available through the variable contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios. These additional payments are not disclosed in a Portfolio's Expense Table in the Prospectuses. The Investment Adviser and Distributor do not receive any separate fees from the Portfolios for making these payments.

      More particularly, the Investment Adviser or Distributor may enter into participation or service agreements with insurance companies under which they make payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their variable contract or for the provision of services to qualified plan participants. Certain Portfolios have entered into such participation or service arrangements with non-affiliated insurance companies under which they pay for administrative services, such as providing information about the Portfolios, responding to contract owner or investor questions, and transmitting updated prospectuses and other communications to shareholders.

      The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of variable contracts and for services provided to contract owners and/or qualified plan participants. None of the Portfolios, the Investment Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectuses and statement of additional information for their variable contracts for a discussion of these payments.

                          SERVICES OF THE SUB-ADVISERS

         Pursuant to a Sub-Advisory Agreement between ING Investments and ING Aeltus dated August 7, 2001, as amended September 1, 2003, ING Aeltus acts as Sub-Adviser to the SmallCap Opportunities Portfolio, International Value Portfolio, Disciplined LargeCap Portfolio, High Yield Bond Portfolio, MagnaCap Portfolio, MidCap Opportunities Portfolio, Financial Services Portfolio and Convertible Portfolio. In this capacity, ING Aeltus, subject to the supervision and control of ING Investments and the Trustees, on behalf of the Portfolios, manages the Portfolios' investments consistently with the Portfolios' investment objectives, and executes any of the Portfolios' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. ING Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is a wholly owned subsidiary of ING Groep N.V. and an affiliate of ING Investments. As of December 31, 2003, ING Aeltus had over $54.5 billion in assets under management. The Sub-Advisory Agreement was last approved by the Trustees of the Portfolios', on behalf of the Portfolios' on September 1, 2003. The Sub-Advisory Agreement may be terminated without payment of any penalty by ING Investments, the Trustees , or the shareholders on 60 days' prior written notice. The Sub-Advisory Agreement may be terminated by ING Aeltus upon three
(3) months' written notice unless each Portfolio or ING Investments requests additional time to find a replacement for ING Aeltus, in which case ING Aeltus shall allow the additional time requested by each Portfolio or ING Investments not to exceed three (3) additional months beyond the initial three-month notice period. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of each Portfolio, or the vote of a majority of the outstanding voting securities of each Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of each Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

         Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Wellington Management, Wellington Management acts as Sub-Adviser to LargeCap Growth Portfolio. In this capacity, Wellington Management, subject to the supervision and control of the Investment Adviser and the Trustees of the Portfolio, manages the Portfolio's portfolio investments consistently with its investment objective and executes any of the Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of December 31, 2003, Wellington Management had over $393 billion in assets under management.

         Pursuant to a Sub-Advisory Agreement between the Investment Adviser and CRA, CRA acts as Sub-Adviser to the Real Estate Portfolio. In this capacity, CRA, subject to the supervision and control of the Investment Adviser and the Trustees of the Portfolio, manages the Portfolio's portfolio of investments in a manner consistent with the Portfolio's investment objective and executes any of the Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Located at 259 Radnor-Chestor Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients. CRA is an indirect wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. As of December 31, 2003, CRA had over $2.6 billion in assets under management.

         As compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets managed during the month:

         PORTFOLIO                            SUB-ADVISORY FEE
SmallCap Opportunities Portfolio    0.3375% of the first $250  million of
                                    the Portfolio's average daily net assets;
                                    0.3150% of the next $250 million of the
                                    Portfolio's average daily net assets;
                                    0.2925% of the next $250 million of the
                                    Portfolio's average daily net assets;
                                    0.2700% of the next $250 million of the
                                    Portfolio's average daily net

                                    assets; and 0.2475% of the Portfolio's
                                    average daily net assets in excess of $1
                                    billion
International Value Portfolio       0.4500% of the Portfolio's average daily net
                                    assets
Disciplined LargeCap Portfolio      0.3375% of the first $250 million of the
                                    Portfolio's average daily net assets;
                                    0.3150% of the next $250 million of the
                                    Portfolio's average daily net assets;
                                    0.2925% of the next $250 million of the
                                    Portfolio's average daily net assets;
                                    0.2700% of the next $250 million of the
                                    Portfolio's average daily net assets; and
                                    0.2475% of the Portfolio's average daily net
                                    assets in excess of $1 billion
High Yield Bond Portfolio           0.3375% of the first $250 million of the
                                    Portfolio's average daily net assets;
                                    0.3150% of the next $250 million of the
                                    Portfolio's average daily net assets;
                                    0.2925% of the next $250 million of the
                                    Portfolio's average daily net assets;
                                    0.2700% of the next $250 million of the
                                    Portfolio's average daily net assets; and
                                    0.2475% of the Portfolio's average daily net
                                    assets in excess of $1 billion
MagnaCap Portfolio                  0.3375% of the Portfolio's average daily net
                                    assets
MidCap Opportunities Portfolio      0.3375% of the Portfolio's average daily net
                                    assets
LargeCap Growth Portfolio           0.45% for the first $100 million of
                                    aggregate average daily net assets; 0.30%
                                    for the next $1.4 billion of aggregate
                                    average daily net assets; and 0.25% for
                                    aggregate average daily net assets over $1.5
                                    billion
Financial Services Portfolio        0.3375% for the first $500 million of
                                    aggregate average daily net assets; 0.315%
                                    for aggregate average daily net assets over
                                    $500 million.
Convertible Portfolio               0.3375% of the Portfolio's average daily net
                                    assets
Real Estate Portfolio               0.40% of the Portfolio's average daily net
                                    assets

         Former Sub-Adviser for Disciplined LargeCap Portfolio, J.P. Morgan Investment Management ("J.P. Morgan") served as Sub-Adviser to the Disciplined LargeCap Portfolio through July 2001. Fees that were payable under the Sub-Advisory Agreement were paid annually by ING Investments. As compensation for its services, ING Investments paid J.P. Morgan at the annual rate of 0.20% of the average daily net assets of the Disciplined LargeCap Portfolio.

         Former Sub-Adviser for International Value Portfolio, Brandes Investment Partners, L.P. ("Brandes"), served as Sub-Adviser through July 2002. Fees that were payable under the Sub-Advisory Agreement accrued daily and were paid monthly by ING Investments.

         As compensation for its services, ING Investments paid Brandes at the annual rate of 0.50% of the average daily net assets of the International Value Portfolio.

         During the fiscal years ended December 31, 2003, 2002 and 2001, the Investment Adviser paid the Sub-Advisers the following Sub-Advisory fees respectively.

                                                                Sub-Advisory Fees
                                                          ------------------------------
                                                            2003        2002       2001
                                                          --------    -------    -------
International Value Portfolio (1)....................     $235,545      0(2)       0(2)
Disciplined LargeCap Portfolio (3)...................     $ 20,341    $23,006    $42,203
Financial Services Portfolio (4)(5)..................        N/A        N/A        N/A
High Yield Bond Portfolio (4)........................     $ 22,852      N/A        N/A
LargeCap Growth Portfolio (6)........................     $  5,749      N/A        N/A
MagnaCap Portfolio (4)...............................     $ 41,154      N/A        N/A
MidCap Opportunities Portfolio (4)...................     $ 24,971      N/A        N/A
Real Estate Portfolio(5) ............................        N/A        N/A        N/A
Convertible Portfolio (4)............................     $  5,105      N/A        N/A
SmallCap Opportunities Portfolio (4).................     $227,016      N/A        N/A

------------------------------

(1) Brandes served as Sub-Adviser to the Portfolio from September 1, 2000 through July 2002; after which ING Investments directly managed the Portfolio through August 2003 when ING Aeltus became the Sub-Adviser.

(2) Brandes had agreed to waive all compensation until the Portfolio's net assets exceed $50 million.

(3) J.P. Morgan sub-advised the Disciplined LargeCap Portfolio from April 30, 1999 through August 2001; after which ING Investments directly managed the Portfolio through August 2003 when ING Aeltus became the Sub-Adviser.

(4) Effective August 1, 2003 ING Aeltus began sub-advising the Portfolio, prior to this date the Portfolio was directly managed by ING Investments.

(5) Prior to December 31, 2003, this Portfolio had not yet commenced operations.

(6) Effective June 2, 2003 Wellington Management began sub-advising the Portfolio, prior to this date the Portfolio was directly managed by ING Investments.

               DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

      The Portfolios are required by the SEC to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

      Other than in regulatory filings, the Portfolios may provide their complete portfolio holdings schedule to third parties when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of their portfolio holdings may include disclosure: to the Portfolios' auditors for use in providing audit opinions; to financial printers for the purpose of preparing Portfolios regulatory filings; for the purpose of due diligence regarding a merger or acquisition; to a new adviser or sub-adviser prior to the commencement of its management of a Portfolio; to rating agencies for use in developing a rating for the Portfolios; to consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in a Portfolio; to service providers, such as proxy-voting services providers and portfolio-management database providers, in connection with their providing services benefiting the Portfolios; and for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders.

      In addition to the disclosure discussed above, the Portfolios compile a Top Ten List composed of their ten largest holdings. This information is produced monthly and provided to third parties, and is made available on ING's website (www.ingfunds.com) on the tenth day of each month. The "Top Ten" holdings information is as of the last day of the previous month. A third party requesting a Portfolio's Top Ten List must be in possession of the Portfolio's current prospectus before the list will be provided. The Top Ten List also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

      If a third party requests specific, current information regarding a Portfolio's portfolio holdings, the Portfolio will refer the third party to the latest Top Ten List, the latest regulatory filing or to ING's website.

                            PROXY VOTING PROCEDURES

         The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Adviser to vote proxies in accordance with a Portfolio's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolios' proxy voting procedures. A copy of the proxy voting procedure guidelines of the Portfolios, including procedures of the Investment Adviser, is attached hereto as Appendix
A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Portfolio votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING's website (WWW.INGFUNDS.COM) or by accessing the SEC's EDGAR database (WWW.SEC.GOV).

                                 NET ASSET VALUE

      As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. See "Net Asset Value" in the "Information for Investors" section of the Prospectuses. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

         Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

         The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Portfolio's valuation). Foreign securities markets may close before a Portfolio determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

         If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. A research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by a service. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's net asset value per share.

         Options on currencies purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.


         In computing the net asset value for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.


                PURCHASES, REDEMPTIONS AND EXCHANGE TRANSACTIONS

         ING Funds Distributor, LLC ("Distributor"), a Delaware limited liability company, which is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, serves as the Trust's Distributor pursuant to a Distribution Agreement with the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and the offering is continuous.

         For information on purchases and redemptions of shares, see "Information for Investors" in the Trust's Prospectus. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of their shares.

         If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

         Shares of any Portfolio may be exchanged for shares of any other Portfolio. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAV per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

         Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of a Portfolio, and should refer to the prospectus for the Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the insurance company separate accounts that invest in the Portfolios.

         The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by the insurance company to such Portfolio will be invested in the fixed account portfolio or any successor to such Portfolio.

                           DIVIDENDS AND DISTRIBUTIONS

         All Portfolios (except the High Yield Bond Portfolio) declare and pay dividends quarterly. (The High Yield Bond Portfolio declares dividends daily and pays dividends quarterly). Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Portfolio will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

                            FEDERAL INCOME TAX STATUS

         The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in a Portfolio by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Portfolio as a RIC under Subchapter M of the Internal Revenue Code (the "Code") and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which is subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Portfolio.

         Each Portfolio intends to qualify as a "regulated investment company" ("RIC") under the provisions of Subchapter M of the Code. If a Portfolio qualifies as a RIC and complies with the appropriate provisions of the Code, it will be relieved of federal income tax on the amounts of income it distributes.

         To qualify to be taxed as a RIC, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio 's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

         Generally, in order to avoid a 4% nondeductible excise tax, a Portfolio must distribute to its shareholders during the calendar year the following amounts:

         -        98% of the Portfolio's ordinary income for the calendar year;

         - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short- term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

         - any undistributed ordinary income or capital gain net income for the prior year.

         The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Portfolios believe that they are not subject to the excise tax, they intend to make the distributions required to avoid the imposition of such a tax.

         Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because
Section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, these regulations are imposed on the assets of the Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs. Failure by a Portfolio either to qualify as a RIC or to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a RIC would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

         The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. To date, the Treasury Department has issued only a few such pronouncements. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

         In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and the investment policies of the Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

         The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

         If a Portfolio invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Portfolio's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Portfolio actually receives any distributions from the PFIC, investors in the Portfolio would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Portfolio's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

         Certain requirements relating to the qualification of a Portfolio as a RIC under the Code may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts. In addition, certain Portfolio investments may generate income for tax purposes that must be distributed even though cash representing such income is not received until a later period. To meet its distribution requirement the Portfolio may in those circumstances be forced to raise cash by other means, including borrowing or disposing of assets at a time when it may not otherwise be advantageous to do so.

         For information concerning the federal income tax consequences to the holders of a Variable Contract, such holders should consult the prospectus for their particular contract.

MANAGEMENT OF THE TRUST

         Set forth in the table below is information about each Trustee of the Trust.

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                 IN PORTFOLIO
                                                TERM OF OFFICE                                      COMPLEX
                              POSITION(S) HELD   AND LENGTH OF     PRINCIPAL OCCUPATION(S) -      OVERSEEN BY  OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE         WITH TRUST     TIME SERVED(1)      DURING THE PAST 5 YEARS        TRUSTEE*      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
PAUL S. DOHERTY               Trustee           October 1993 -   Mr. Doherty is President and         122
7337 E. Doubletree Ranch Rd.                    Present          Partner,Doherty, Wallace,
Scottsdale, Arizona 85258                                        Pillsbury and Murphy, P.C.,
Date of Birth:  04/28/1934                                       Attorneys (1996 - Present);
                                                                 and Trustee of each of the
                                                                 funds managed by Northstar
                                                                 Investment Management
                                                                 Corporation (1993 - 1999).
-----------------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY             Trustee           February 2002 -  President and Chief                  122
7337 E. Doubletree Ranch Rd.                    Present          Executive Officer, Bankers
Scottsdale, Arizona 85258                                        Trust Company, N.A. (1992 -
Date of Birth:  05/02/1945                                       Present).
-----------------------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN         Trustee           February 2002 -  President, College of New            122
7337 E. Doubletree Ranch Rd.                    Present          Jersey (1999 - Present).
Scottsdale, Arizona 85258
Date of Birth:  02/18/1948
-----------------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                 Trustee           May 1995 -       Retired.  Formerly, Managing         122      Trustee, Best Prep
7337 E. Doubletree Ranch Rd.                    Present          Director and Director of                      Charity (1991 -
Scottsdale, Arizona 85258                                        Marketing, Piper Jaffray,                     Present).
Date of Birth:  12/21/1936                                       Inc.;Trustee of each of the
                                                                 funds managed by Northstar
                                                                 Investment Management
                                                                 Corporation (1996 - 1999).
-----------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON                   Trustee           October 1999 -   Private Investor (June 1997          122      Director, Hypercom,
7337 E. Doubletree Ranch Rd.                    Present          - Present).  Formerly,                        Inc. (January 1999 -
Scottsdale, Arizona 85258                                        Director and Chief Executive                  Present); JDA
Date of Birth:  12/11/1945                                       Officer, Rainbow Multimedia                   Software Group, Inc.
                                                                 Group, Inc.(January 1999                      (January 1999 -
                                                                 - December 2001); Director of                 Present).
                                                                 Stuart Entertainment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM             Trustee           October 1999 -   President and Director, F.L.         122      Trustee, Anchor
7337 E. Doubletree Ranch Rd.                    Present          Putnam Securities Company,                    International Bond
Scottsdale, Arizona 85258                                        Inc. and its affiliates;                      Trust (December 2000
Date of Birth:  10/08/1939                                       President, Secretary and                      - Present); F.L.
                                                                 Trustee, The Principled Equity                Putnam Foundation
                                                                 Market Fund.  Formerly,                       (December 2000 -
                                                                 Trustee, Trust Realty Corp.;                  Present);
                                                                 Anchor Investment Trust; Bow                  Progressive Capital
                                                                 Ridge Mining Company and each                 Accumulation Trust
                                                                 of the funds managed by                       (August 1998 -
                                                                 Northstar Investment                          Present); Principled
                                                                 Management Corporation (1994                  Equity Market Fund
                                                                 - 1999).                                      (November 1996 -
                                                                                                               Present), Mercy
                                                                                                               Endowment Foundation
                                                                                                               (1995 - Present);
                                                                                                               Director, F.L.
                                                                                                               Putnam Investment
                                                                                                               Management Company
                                                                                                               (December 2001 -
                                                                                                               Present); Asian
                                                                                                               American Bank and
                                                                                                               Trust Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                 IN PORTFOLIO
                                                TERM OF OFFICE                                      COMPLEX
                              POSITION(S) HELD   AND LENGTH OF     PRINCIPAL OCCUPATION(S) -      OVERSEEN BY  OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE         WITH TRUST     TIME SERVED(1)      DURING THE PAST 5 YEARS        TRUSTEE*      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               (June 1992 -
                                                                                                               Present); Notre Dame
                                                                                                               Health Care Center
                                                                                                               (1991 - Present)
                                                                                                               F.L. Putnam
                                                                                                               Securities Company,
                                                                                                               Inc. (June 1978 -
                                                                                                               Present); and an
                                                                                                               Honorary Trustee,
                                                                                                               Mercy Hospital (1973
                                                                                                               - Present).
-----------------------------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE               Trustee           February 2001 -  General Partner, Huntington         122       Trustee, Morgan
7337 E. Doubletree Ranch Rd.                    Present          Partners (January 1997 -                      Chase Trust Co.
Scottsdale, Arizona 85258                                        Present).  Chairman of the                    (January 1998 -
Date of Birth:  09/10/1933                                       Board and Trustee of each                     Present).
                                                                 of the funds managed by ING
                                                                 Investment Management Co.
                                                                 LLC (November 1998 -
                                                                 February 2001).
-----------------------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT              Trustee           February 2002 -  President, Springwell               122       Trustee, AmeriGas
7337 E. Doubletree Ranch Rd.                    Present          Corporation (1989 - Present).                 Propane, Inc. (1998
Scottsdale, Arizona 85258                                        Formerly, Director, Tatham                    - Present).
Date of Birth:  08/26/1945                                       Offshore,Inc.
(1996 - 2000).
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER          Trustee           February 2001 -  Retired.  Mr. Wedemeyer was         122       Trustee, Touchstone
7337 E. Doubletree Ranch Rd.                    Present          formerly Vice President -                     Consulting Group
Scottsdale, Arizona 85258                                        Finance and Administration,                   (1997 - Present).
Date of Birth:  03/23/1936                                       Channel Corporation (June
                                                                 1996 - April 2002). Formerly,
                                                                 Trustee, First Choice Funds
                                                                 (1997 - 2001); and of each of
                                                                 the funds managed by ING
                                                                 Investment Management Co. LLC
                                                                 (1998 - 2001).
-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(2)        Trustee           February 2001 -  Chief Executive Officer,            176       Director,
7337 E. Doubletree Ranch Rd.                    Present          ING U.S. Financial Services                   Hemisphere, Inc.;
Scottsdale, Arizona 85258                                        (September 2001 - Present);                   Trustee, Equitable
Date of Birth:  05/05/1956                                       General Manager and Chief                     Life Insurance Co.,
                                                                 Executive Officer, ING U.S.                   Golden American Life
                                                                 Worksite Financial Services                   Insurance Co., Life
                                                                 (December 2000 - Present);                    Insurance Company of
                                                                 Member, ING Americas                          Georgia, Midwestern
                                                                 Executive Committee (2001 -                   United Life
                                                                 Present); President, Chief                    Insurance Co.,
                                                                 Executive Officer and                         ReliaStar Life
                                                                 Director of Northern Life                     Insurance Co.,
                                                                 Insurance Company (March                      Security Life of
                                                                 2001 - October 2002), ING                     Denver, Security
                                                                 Aeltus Holding Company,                       Connecticut Life
                                                                 Inc. (2000 - Present), ING                    Insurance Co.,
                                                                 Retail Holding Company                        Southland Life
                                                                 (1998 - Present), ING Life                    Insurance Co., USG
                                                                 Insurance and Annuity                         Annuity and Life
                                                                 Company (September 1997 -                     Company, and United
                                                                 November 2002) and ING                        Life and Annuity
                                                                 Retirement Holdings, Inc.                     Insurance Co. Inc
                                                                 (1997 - Present).                             (March 2001 -
                                                                 Formerly, General Manager                     Present); Member of
                                                                 and Chief Executive                           the Board, National
                                                                 Officer, ING Worksite                         Commission on
                                                                 Division (December 2000 -                     Retirement Policy,
                                                                 October 2001), President,                     Governor's Council
                                                                 ING-SCI, Inc. (August 1997                    on Economic
                                                                 - December 2000);                             Competitiveness and
                                                                 President, Aetna Financial                    Technology of
                                                                                                               Connecticut,
                                                                                                               Connecticut Business
                                                                                                               and Industry
                                                                                                               Association,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                 IN PORTFOLIO
                                                TERM OF OFFICE                                      COMPLEX
                              POSITION(S) HELD   AND LENGTH OF     PRINCIPAL OCCUPATION(S) -      OVERSEEN BY  OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE         WITH TRUST     TIME SERVED(1)      DURING THE PAST 5 YEARS        TRUSTEE*      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Services (August 1997 -                       Bushnell;
                                                                 December 2000).                               Connecticut Forum;
                                                                                                               Metro Hartford
                                                                                                               Chamber of Commerce;
                                                                                                               and is Chairman,
                                                                                                               Concerned Citizens
                                                                                                               for Effective
                                                                                                               Government.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER(3)             Chairman and      October 1999 -   Chairman, Hillcrest Capital         122       Director, Hormel
7337 E. Doubletree Ranch Rd.  Trustee           Present          Partners (May                                 Foods Corporation
Scottsdale, Arizona 85258                                        2002-Present); President,                     (March 2000 -
Date of Birth:  10/03/1939                                       Turner Investment Company                     Present); Shopko
                                                                 (January 2002 - Present).                     Stores, Inc. (August
                                                                 Mr. Turner was formerly                       1999 - Present); and
                                                                 Vice Chairman of ING                          M.A. Mortenson
                                                                 Americas (2000 - 2002);                       Company (March 2002
                                                                 Chairman and Chief Executive                  - Present).
                                                                 Officer of ReliaStar Financial
                                                                 Corp. and ReliaStar Life
                                                                 Insurance Company (1993 -
                                                                 2000); Chairman of ReliaStar
                                                                 Life Insurance Company of New
                                                                 York (1995 - 2001); Chairman
                                                                 of Northern Life Insurance
                                                                 Company (1992 - 2001);
                                                                 Chairman and Trustee of the
                                                                 Northstar affiliated
                                                                 investment companies
                                                                 (1993 - 2001) and Director,
                                                                 Northstar Investment
                                                                 Management Corporation and its
                                                                 affiliates (1993 - 1999 ).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the investment adviser, ING Investments and the Distributor, ING Funds Distributor, LLC.

(3) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the investment adviser, ING Investments and the Distributor, ING Funds Distributor, LLC.

*For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING Get Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

         Information about the ING Portfolios' officers are set forth in the table below:

                                 POSITIONS HELD WITH THE     TERM OF OFFICE AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING
   NAME, ADDRESS AND AGE                PORTFOLIO                 TIME SERVED (1)(2)               THE LAST FIVE YEARS (3)
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY             President and Chief Executive  February 2001 - Present        President and Chief Executive
7337 E. Doubletree Ranch Rd.  Officer                                                       Officer, ING Capital Corporation,
Scottsdale, Arizona 85258                                                                   LLC, ING Funds Services, LLC, ING
Date of Birth:  04/09/1949    Chief Operating Officer        July 2000 - Present            Investments, LLC (December 2001 -
                                                                                            Present); Chief Operating Officer,
                              Senior Executive Vice          July 2000 - February 2001      ING Funds Distributor, LLC (June 2000
                              President                                                     - Present); Vice President, ING Life
                                                                                            Insurance and Annuity Company
                              Executive Vice President       November 1999 - July 2000      (December 2003 - Present); Director,
                                                                                            ING Capital Corporation, LLC, ING
                                                                                            Funds Services, LLC, ING Investments,
                                                                                            LLC and ING Funds Distributor, LLC
                              Secretary                      November 1999 - February 2001  (December 2000-Present); and
                                                                                            Executive Vice President, ING Funds
                                                                                            Distributor, LLC (April 1998 -
                                                                                            Present). Formerly, President and
                                                                                            Chief Executive Officer, ING
                                                                                            Advisors, Inc. and EAMC Liquidation
                                                                                            Corp. (December 2001-October 2003)
                                                                                            and Express America T.C., Inc.
                                                                                            (December 2001-September 2003);
                                                                                            Senior Executive Vice President, ING
                                                                                            Capital Corporation, LLC, ING Funds
                                                                                            Services, LLC, ING Investments, LLC,
                                                                                            ING Advisors, Inc., Express America
                                                                                            T.C., Inc. and EAMC Liquidation Corp.
                                                                                            (June 2000-December 2000); Executive
                                                                                            Vice President, ING Capital
                                                                                            Corporation, LLC, ING Funds Services,
                                                                                            LLC, ING Investments, LLC (April
                                                                                            1998-June 2000) and ING Quantitative
                                                                                            Management, Inc. (October
                                                                                            2001-September 2002); Chief Operating
                                                                                            Officer, ING Quantitative Management,
                                                                                            Inc. (October 2001-September 2002);
                                                                                            Senior Vice President, ING Capital
                                                                                            Corporation, LLC, ING Funds Services,
                                                                                            LLC, ING Investments, LLC and ING
                                                                                            Funds Distributor, LLC (April
                                                                                            1995-April 1998); Secretary, ING
                                                                                            Capital Corporation, LLC, ING Funds
                                                                                            Services, LLC, ING Investments, LLC,
                                                                                            ING Funds Distributor, LLC, ING
                                                                                            Advisors, Inc., Express America T.C.,
                                                                                            Inc. and EAMC Liquidation Corp.
                                                                                            (April 1995-December 2000); and
                                                                                            Director, ING Advisors, Inc. and EAMC
                                                                                            Liquidation Corp. (December 2000-
                                                                                            October 2003), ING Quantitative
                                                                                            Management, Inc. (December 2000-
                                                                                            September 2002) and Express America
                                                                                            T.C., Inc. (December 2000- September
                                                                                            2003).
-----------------------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER              Executive Vice President       November 1999 - Present        Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                                Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                                   LLC (July 2000 - Present); and Chief
Date of Birth:  05/14/1950                                                                  Investment Officer, ING Investments,
                                                                                            LLC (July 1996 - Present). Formerly,
                                                                                            President and Chief Executive
                                                                                            Officer, ING Investments, LLC
                                                                                            (August 1996 - August 2000).
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND             Executive Vice President, and  February 2002 - Present        Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                           Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258                                                                   Funds Services, LLC, ING Funds
Date of Birth:  05/30/1958    Principal Financial Officer    November 1999 - Present        Distributor, LLC, ING Advisors, Inc.,
                                                                                            ING Investments, LLC, Express America
                                                                                            T.C., Inc. and EAMC Liquidation Corp.
                                                                                            (December 2001 - Present). Formerly,
                                                                                            Executive
-----------------------------------------------------------------------------------------------------------------------------------

                                 POSITIONS HELD WITH THE     TERM OF OFFICE AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING
   NAME, ADDRESS AND AGE                PORTFOLIO                 TIME SERVED (1)(2)               THE LAST FIVE YEARS (3)
---------------------------------------------------------------------------------------------------------------------------------
                              Senior Vice President          November 1999 - February 2002  Vice President, ING Quantitative
                                                                                            Management, Inc. (December
                                                                                            2001-September 2002); and Senior Vice
                                                                                            President, ING Funds Services, LLC,
                                                                                            ING Investments, LLC and ING Funds
                                                                                            Distributor, LLC (June 1998 -
                                                                                            December 2001).
---------------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA                Senior Vice President and      November 1999 - Present        Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                           Secretary, ING Funds Services, LLC,
Scottsdale, Arizona 85258                                                                   ING Funds Distributor, LLC, ING
Date of Birth:  06/17/1963                                                                  Advisors, Inc., ING Capital
                                                                                            Corporation, LLC and ING Investments,
                                                                                            LLC (December 2001 - Present).
                                                                                            Formerly, Senior Vice President and
                                                                                            Assistant Secretary, ING Quantitative
                                                                                            Management, Inc. (October 2001
                                                                                            - September 2002); and Vice
                                                                                            President, ING Investments, LLC
                                                                                            (April 1997 - October 1999) and ING
                                                                                            Funds Services, LLC (February 1997 -
                                                                                            August 1999).
---------------------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV              Vice President and Treasurer   November 1999 - Present        Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                                LLC (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                   Investments, LLC (August 1997 -
Date of Birth:  09/25/1967                                                                  Present); and Accounting Manager, ING
                                                                                            Investments, LLC (November 1995 -
                                                                                            Present).
---------------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON          Senior Vice President          November 2003 - Present        Senior Vice President,
7337 E. Doubletree Ranch Rd.                                                                ING Funds Services, LLC, ING
Scottsdale, Arizona 85258     Vice President                 February 2001 - November 2003  Funds Distributor, LLC, ING
Date of Birth:  07/25/1964                                                                  Advisors, Inc. and ING
                              Secretary                      February 2001 - August 2003    Investments, LLC (November
                                                                                            2003 - Present). Formerly,
                              Assistant Vice President and   November 1999 - February 2001  Vice President, ING Funds
                              Assistant Secretary                                           Services, LLC, ING Funds
                                                                                            Distributor, LLC, ING
                                                                                            Advisors, Inc. and ING
                                                                                            Investments, LLC (October 2001
                                                                                            - October 2003); Secretary,
                                                                                            ING Funds Services, LLC, ING
                                                                                            Funds Distributor, LLC, ING
                                                                                            Advisors, Inc. and ING
                                                                                            Investments, LLC (October 2001
                                                                                            - August 2003); Vice
                                                                                            President, ING Quantitative
                                                                                            Management, Inc. (October 2001
                                                                                            - September 2002); Assistant
                                                                                            Vice President, ING Funds
                                                                                            Services, LLC (November 1999 -
                                                                                            January 2001); and has held
                                                                                            various other positions with
                                                                                            ING Funds Services, LLC for
                                                                                            more than the last five years.
---------------------------------------------------------------------------------------------------------------------------------
J. DAVID GREENWALD            Vice President                 August 2003 - Present          Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                                Compliance, ING Funds Services, LLC
Scottsdale, AZ  85258                                                                       (May 2003 - Present). Formerly,
Date of Birth:  09/24/1957                                                                  Assistant Treasurer and Director of
                                                                                            Mutual Fund Compliance and
                                                                                            Operations, American Skandia, a
                                                                                            Prudential Financial Company (October
                                                                                            1996 - May 2003).
---------------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER           Vice President                 February 2003 - Present        Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                                Distributor, LLC and ING Funds
Scottsdale, Arizona 85258                                                                   Services, LLC (July 1995 to Present),
Date of Birth:  02/06/1954                                                                  ING Investments, LLC (February
                                                                                            1996-Present) and ING Advisors, Inc.
                                                                                            (July 2000 - Present); and Chief
                                                                                            Compliance Officer, ING Funds
                                                                                            Distributor, LLC (July 1995-Present),
                                                                                            ING Investments, LLC (October 2001 to
                                                                                            Present) and ING Advisors, Inc. (July
                                                                                            2000 - Present). Formerly, Vice
                                                                                            President, ING Quantitative
                                                                                            Management, Inc.
                                                                                            (July 2000-September 2002); and Chief
                                                                                            Compliance Officer, ING Quantitative
                                                                                            Management, Inc. (July 2000-September
                                                                                            2002).
---------------------------------------------------------------------------------------------------------------------------------
TODD MODIC                    Vice President                 August 2003 - Present          Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                                Reporting, Fund Accounting of ING
Scottsdale, Arizona 85258     Assistant Vice President       August 2001 - August 2003      Funds Services, LLC (September 2002 -
Date of Birth:  11/03/1967                                                                  Present). Formerly, Director of
                                                                                            Financial Reporting, ING Investments,
                                                                                            LLC (March 2001 - September 2002);
                                                                                            Director of Financial Reporting,
                                                                                            Axient Communications, Inc. (May 2000
                                                                                            - January 2001); and Director of
                                                                                            Finance, Rural/Metro Corporation
                                                                                            (March 1995 - May 2000).
---------------------------------------------------------------------------------------------------------------------------------

                                POSITIONS HELD WITH THE      TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING
   NAME, ADDRESS AND AGE             PORTFOLIO                   TIME SERVED (1)(2)                 THE LAST FIVE YEARS (3)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN P.  KINENS              Assistant Vice President and   February 2003 - Present       Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                          Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258                                                                  (December 2002 - Present); and has held
Date of Birth:  12/31/1976                                                                 various other positions with ING Funds
                                                                                           Services, LLC for more than the last five
                                                                                           years.
------------------------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON             Assistant Vice President       August 2001 - Present         Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                               Services, LLC (October 2001 - Present).
Scottsdale, Arizona 85258                                                                  Formerly, Manager of Fund Accounting and
Date of Birth:  05/29/1958                                                                 Fund Compliance, ING Investments, LLC
                                                                                           (September 1999 - November 2001).
------------------------------------------------------------------------------------------------------------------------------------
HUEY P. FALGOUT, JR.          Secretary                      August 2003 - Present         Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                               Services (November 2003 - Present).
Scottsdale, AZ  85258                                                                      Formerly, Associate General Counsel, AIG
Date of Birth:  11/15/1963                                                                 American General (January 1999 - November
                                                                                           2002).
------------------------------------------------------------------------------------------------------------------------------------
THERESA K. KELETY             Assistant Secretary            August 2003 - Present         Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                               (April 2003 - Present). Formerly, Senior
Scottsdale, AZ  85258                                                                      Associate with Shearman & Sterling
Date of Birth:  02/28/1963                                                                 (February 2000 - April 2003); and
                                                                                           Associate with Sutherland Asbill &
                                                                                           Brennan (1996 - February 2000).
------------------------------------------------------------------------------------------------------------------------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex name changed to "ING Funds.

(3) The following documents the evolution of the name of each ING corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
LLC)

         ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim Investments, LLC)

         ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim Investments, LLC)

         ING Pilgrim Investments, LLC (February 2001 - formed)

         ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)

         Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.) Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America Investments, Inc.)

         Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory Corporation)

         Newco Advisory Corporation (December 1994 - incorporated)

         **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)


ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)

         ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)

         ING Pilgrim Group, LLC (February 2001 - formed)

         ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group, Inc.)

         Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group, Inc.)

         Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group, Inc.)

         Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group, Inc.)

         Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings Management Corporation)

         Newco Holdings Management Corporation (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital Corporation, LLC)

         ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim Capital Corporation, LLC)

         ING Pilgrim Capital Corporation, LLC (February 2001 - formed)

ING Funds Distributor, LLC (October 2002 - name changed from ING Funds Distributor, Inc.)

         ING Funds Distributor, Inc. (March 2002 - name changed from ING Pilgrim Securities, Inc.)

         ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim Securities, Inc.)

         Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities, Inc.)

         Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America Securities, Inc.)

         Pilgrim America Securities, Inc. (April 1995 - name changed from Newco Distributors Corporation)

         Newco Distributors Corporation (December 1994 -incorporated)

ING Advisors, Inc.  (Ownership transferred as of October 2003)

         ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.)

         ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington Management Corporation)

         ING Lexington Management Corporation (October 2000 name changed from Lexington Management Corporation)

         Lexington Management Corporation (December 1996 - incorporated)

         ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim Capital Corporation)

         Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim Holdings Corporation)

         Pilgrim Holdings Corporation (October 1999 - name changed from Northstar Holdings, Inc.)

         Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital Corporation)

         Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America Capital Corporation)

         Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital Corporation)

         Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Quantitative Management, Inc. (September 2002- Dissolved)

         ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)

         ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market Systems Research Advisors)

         Market Systems Research Advisors, Inc. (November 1986 - incorporated)

Express America T.C., Inc. (September 2003 - Dissolved)

EAMC Liquidation Corp. (October 2003 - Dissolved)

                                      BOARD

         The Board of Trustees governs each Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Portfolios' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.

FREQUENCY OF BOARD MEETINGS

         The Board of Trustees currently conducts regular meetings four (4) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board of Trustees or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

         Committees

         An Executive Committee of the Board of Trustees was formed in order to act on behalf of the full Board of Trustees between meetings when necessary. The Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the Investment Company Act of 1940 ("1940 Act"). The following Trustees serve as members of the Executive
Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held two (2) meetings during the fiscal year ended December 31, 2003.

         The Board of Trustees has an Audit Committee whose function is to meet with the independent accountants of each Trust to review the scope of the Trust's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four Independent Trustees: Messrs. Earley, Rieke, Vincent and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2003.

         The Board of Trustees has formed a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Funds for which market value quotations are not readily available and, beginning in July 2003, overseeing management's administration of proxy voting. The Committee currently consists of five Independent Trustees: Dr. Gitenstein and Messrs. May, Patton, Doherty and Wedemeyer. Mr. Patton serves as Chairman of the Committee. The Valuation and Proxy Voting Committee held four (4) meetings during the fiscal year ended December 31, 2003.

         The Board of Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Trustees candidates it proposes for nomination to fill Independent Trustee vacancies on the Board of Trustees. The Nominating Committee currently consists of four Independent
Trustees: Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a charter nor does it currently have a policy regarding whether it will consider nominees recommended by shareholders. However, the Board expects to have the Committee consider these matters fully during the upcoming year with a view towards adopting and publishing a charter and policies regarding shareholder recommendations for Trustee nominees. As part of its consideration, the Committee will also consider minimum qualifications for Trustee positions as well as a process for the Trust to identify and evaluate potential nominees. The Nominating Committee held no meetings during the fiscal year ended December 31, 2003.

         The Board of Trustees has established Investment Review Committees that will monitor the investment performance of the Portfolios and to make recommendations to the Board of Trustees with respect to the Portfolios. The Committee for the international funds currently consists of five Independent Trustees and one Trustee who is an "interested person" as defined in the 1940
Act: Dr. Gitenstein and Messrs. Patton, May, Doherty, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. The Committee for the domestic equity funds currently consists of four Independent Trustees and one Trustee who is an "interested person," as defined in the 1940 Act: Messrs. Rieke, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairman of the Committee. The Committee for the fixed income funds currently consists of five Independent Trustees and one Trustee who is an "interested person," as defined in the 1940 Act: Dr. Gitenstein and Messrs. Doherty, McInerney, Wedemeyer, Patton and May. Mr. Wedemeyer serves as Chairman of the Committee. The Investment Review Committees held four (4) meetings during the fiscal year ended December 31, 2003.

      The Board has established a Compliance and Coordination Committee for the purpose of facilitating information flow among Board members and with management between Board meetings, developing agendas for executive sessions of independent Board members, evaluating potential improvements in the allocation of work load among the Board members and Board committees, and evaluating other opportunities to enhance the efficient operations of the Board. The Compliance and Coordination Committee currently consists of five Independent Trustees: Messrs. Earley, May, Patton, Vincent, and Wedemeyer. The Compliance and Coordination Committee held one meeting during the fiscal year ended December 31, 2003.

         TRUSTEE OWNERSHIP OF SECURITIES

         In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board of Trustees for the Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times. For this purpose, beneficial ownership of Portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Portfolio.

         Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.

         Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2003.

                                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                                           EQUITY SECURITIES IN ALL
                                                                                                            REGISTERED INVESTMENT
                                                                                                            COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO AS OF DECEMBER 31, 2003     TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE        MagnaCap   Disciplined LargeCap   MidCap Opp.  SmallCap Opp.  International Value  INVESTMENT COMPANIES
  ---------------        --------   --------------------   -----------  -------------  ------------------- --------------------
INDEPENDENT TRUSTEES

Paul S. Doherty            None             None              None        $10,001 -         None               Over $100,000
                                                                           50,000
J. Michael Earley          None             None              None          None            None                   None
R. Barbara Gitenstein      None             None              None          None            None             $50,001 - 100,000
Walter H. May              None             None            $50,001 -     $50,001 -         None               Over $100,000
                                                             100,000       100,000
Jock Patton              $50,001 -          None              None          None            None               Over $100,000
                          100,000
David W. C. Putnam         None             None              None          None            None                   None
Blaine E. Rieke            None             None            $10,001 -     $10,001 -         None               Over $100,000
                                                             50,000        50,000
Roger B. Vincent           None             None              None          None            None               Over $100,000
Richard A. Wedemeyer   $1 - 10,000          None          $1 - 10,000       None            None             $10,001 - 50,000
TRUSTEES WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney        None             None              None          None         $10,001 -           $10,001 - 50,000
                                                                                           50,000
John G. Turner             None             None          $1 - 10,000       None            None               $1 - 10,000

                                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                                         EQUITY SECURITIES IN ALL
                                                                                                          REGISTERED INVESTMENT
                                                                                                          COMPANIES OVERSEEN BY
                         DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO AS OF DECEMBER 31, 2003       TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE      High Yield Bond   LargeCap Growth  Financial Services  Convertible   Real Estate    INVESTMENT COMPANIES
  ---------------      ---------------   ---------------  ------------------  -----------   -----------    --------------------
INDEPENDENT TRUSTEES
Paul S. Doherty              None           $10,001 -          None                None         None          Over $100,000
                                             50,000
J. Michael Earley            None             None             None                None         None               None
R. Barbara Gitenstein        None           $10,001 -          None            $1 - 10,000      None        $50,001 - 100,000
                                             50,000
Walter H. May                None             None             None                None         None          Over $100,000
Jock Patton                  None             None           $10,001 -             None         None          Over $100,000
                                                              50,000
David W. C. Putnam           None             None             None                None         None               None
Blaine E. Rieke              None           $10,001 -          None                None         None          Over $100,000
                                             50,000
Roger B. Vincent             None           $50,001 -        $10,001 -             None         None          Over $100,000
                                             100,000          50,000
Richard A. Wedemeyer         None             None             None                None         None         $10,001 - 50,000
TRUSTEES WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney          None             None             None                None         None         $10,001 - 50,000
John G. Turner               None             None             None                None         None           $1 - 10,000

         INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members) share ownership in securities of the Trust's Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2003.

                           NAME OF OWNERS AND RELATIONSHIP TO                               VALUE OF    PERCENTAGE OF
   NAME OF TRUSTEE                      TRUSTEE                 COMPANY   TITLE OF CLASS   SECURITIES      CLASS
   ---------------                      -------                 -------   --------------   ----------      -----
PAUL S. DOHERTY                           N/A                     N/A           N/A           $0           N/A
J. MICHAEL EARLEY                         N/A                     N/A           N/A           $0           N/A
R. BARBARA GITENSTEIN                     N/A                     N/A           N/A           $0           N/A
WALTER H. MAY                             N/A                     N/A           N/A           $0           N/A
JOCK PATTON                               N/A                     N/A           N/A           $0           N/A
DAVID W. C. PUTNAM                        N/A                     N/A           N/A           $0           N/A
BLAINE E. RIEKE                           N/A                     N/A           N/A           $0           N/A
ROGER B. VINCENT                          N/A                     N/A           N/A           $0           N/A
RICHARD A. WEDEMEYER                      N/A                     N/A           N/A           $0           N/A

                            COMPENSATION OF TRUSTEES

         Each Portfolio pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting (Chairpersons receive an additional $1,000 for each committee meeting); (iv) $2,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser or its affiliates for which the Trustees serve in common as Trustees.

         The following table sets forth information provided by the Portfolios' investment adviser regarding compensation of Trustees by each Portfolio and other funds managed by ING Investments for the fiscal year ended December 31, 2003. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by ING Investments.

                               COMPENSATION TABLE

KEY:
         MAGNA CAP =      VP MAGNACAP PORTFOLIO                   HIGH YIELD BOND =   VP HIGH YIELD BOND PORTFOLIO
         DISC. LGCAP =    VP DISCIPLINED LARGECAP PORTFOLIO       LARGE CAP GROWTH=   VP LARGECAP GROWTH PORTFOLIO
         MIDCAP OPP =     VP MIDCAP OPPORTUNITIES PORTFOLIO       FINCL SVCS =        VP FINANCIAL SERVICES PORTFOLIO
         SMALL CAP OPP =  VP SMALLCAP OPPORTUNITIES PORTFOLIO     CONV =              VP CONVERTIBLE PORTFOLIO
         INT'L VALUE =    VP INTERNATIONAL VALUE PORTFOLIO        REAL ESTATE=        VP REAL ESTATE PORTFOLIO

                               COMPENSATION TABLE

                                                                               PENSION
                                                                              RETIREMENT
                                                                               BENEFITS      ESTIMATED
                                                                AGGREGATE     ACCRUED AS      ANNUAL        TOTAL COMPENSATION FROM
                                                 SMALL         COMPENSATION     PART OF       BENEFITS          REGISTRANT AND
NAME OF PERSON,            MAGNA  DISC.  MIDCAP   CAP   INT'L    FROM THE     PORTFOLIO        UPON         FUND/PORTFOLIO COMPLEX
   POSITION                 CAP   LGCAP   OPP     OPP   VALUE    TRUST(1)     EXPENSES(2)   RETIREMENT(2)     PAID TO TRUSTEES(3)
   --------                 ---   -----   ---     ---   -----    --------     -----------   -------------     -------------------
Paul S. Doherty             $101   $ 33   $ 54   $521   $ 366   $1,503            N/A           N/A                $ 106,000
Trustee

Walter H. May               $118   $ 38   $ 63   $610   $ 435   $1,766            N/A           N/A                $ 125,000
Trustee

Thomas J. McInerney (4)      N/A    N/A    N/A    N/A     N/A      N/A            N/A           N/A                      N/A
Trustee

Jock Patton                 $131   $ 39   $ 78   $688   $ 583   $2,035            N/A           N/A                $ 131,000
Trustee

David W.C. Putnam           $ 95   $ 31   $ 51   $492   $ 343   $1,410            N/A           N/A                $  99,000
Trustee

Blaine E. Rieke             $ 98   $ 32   $ 52   $505   $ 354   $1,451            N/A           N/A                $ 103,000
Trustee

                                                                               PENSION
                                                                              RETIREMENT
                                                                               BENEFITS      ESTIMATED
                                                                AGGREGATE     ACCRUED AS      ANNUAL        TOTAL COMPENSATION FROM
                                                 SMALL         COMPENSATION     PART OF       BENEFITS          REGISTRANT AND
NAME OF PERSON,            MAGNA  DISC.  MIDCAP   CAP   INT'L    FROM THE     PORTFOLIO        UPON         FUND/PORTFOLIO COMPLEX
   POSITION                 CAP   LGCAP   OPP     OPP   VALUE    TRUST(1)     EXPENSES(2)   RETIREMENT(2)     PAID TO TRUSTEES(3)
   --------                 ---   -----   ---     ---   -----    --------     -----------   -------------     -------------------
John G. Turner(4)            N/A    N/A    N/A    N/A     N/A       N/A            N/A           N/A                     N/A
Trustee

Richard A. Wedemeyer(5)     $104   $ 34   $ 55   $536    $544    $1,722            N/A           N/A                $120,000
Trustee

Barbara Gitenstein          $ 95   $ 31   $ 51   $492    $343    $1,410            N/A           N/A                $ 99,000

J. Michael Early            $ 95   $ 31   $ 51   $491    $405    $1,480            N/A           N/A                $106,000

Roger Vincent(5)            $104   $ 34   $ 55   $536    $544    $1,722            N/A           N/A                $120,000

R. Glenn Hilliard(4) (6)     N/A    N/A    N/A    N/A     N/A       N/A            N/A           N/A                     N/A

1) This includes compensation paid for VP Growth + Value and VP Growth Opportunities Portfolios that merged into VP MidCap Opportunities Portfolio on April 16, 2004 as well as VP Large Company Value Portfolio that merged into VP MagnaCap Portfolio on November 8, 2003.

2) The ING Funds have adopted a retirement policy under which a Director/Trustee who has served as an Independent Director/Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation paid to the Independent Director/Trustee for one year of service.

3)   Represents compensation from 116 funds (total in complex as of December 31,
     2003).

4) "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep N.V., the parent company of the Investment Adviser and the Distributor. Officers and Trustees who are interested persons do not receive any compensation from the Trust.

5) Mr. Wedemeyer and Mr. Vincent were paid $10,000 each in recognition of an extensive time commitment to format a methodology for presenting valuation information to the board.

6)   Resigned as a Trustee effective April 30, 2003.

                        COMPENSATION TABLE (CONTINUED...)


                                                                                         PENSION
                                                                                        RETIREMENT                       TOTAL
                                                                                        BENEFITS      ESTIMATED      COMPENSATION
                                                                                        ACCRUED AS     ANNUAL      FROM REGISTRANT
                         HIGH  LARGE                                   AGGREGATE         PART OF       BENEFITS        AND FUND
NAME OF PERSON,          YIELD  CAP                        REAL       COMPENSATION      PORTFOLIO       UPON         COMPLEX PAID TO
   POSITION              BOND  GROWTH FINCL SVCS(1) CONV ESTATE(1)  FROM THE TRUST(2)  EXPENSES(3)  RETIREMENT(3)      TRUSTEES(4)
   --------              ----  ------ ------------- ---- ---------  -----------------  -----------  -------------      -----------
Paul S. Doherty           $ 69  $ 8       $270      $10     $115          $1,503            N/A          N/A             $106,000
Trustee

Walter H. May             $ 80  $ 7       $630      $12     $110          $1,766            N/A          N/A             $125,000
Trustee

Thomas J. McInerney (5)    N/A  N/A        N/A      N/A      N/A             N/A            N/A          N/A                  N/A
Trustee

Jock Patton               $ 78  $10       $350      $15     $130          $2,035            N/A          N/A             $131,000
Trustee

David W.C. Putnam         $ 62  $ 7       $205      $ 9     $ 90          $1,410            N/A          N/A             $ 99,000
Trustee

Blaine E. Rieke           $ 66  $ 8       $265      $12     $100          $1,451            N/A          N/A             $103,000
Trustee

John G. Turner(5)          N/A  N/A        N/A      N/A      N/A             N/A            N/A          N/A                  N/A
Trustee

Richard A. Wedemeyer(6)   $ 78  $ 8       $305      $11     $105          $1,722            N/A          N/A             $120,000
Trustee

Barbara Gitenstein        $ 62  $ 7       $205      $ 9     $ 90          $1,410            N/A          N/A             $ 99,000

J. Michael Early          $ 68  $ 7       $265      $12     $105          $1,480            N/A          N/A             $106,000


                                                                                         PENSION
                                                                                        RETIREMENT                       TOTAL
                                                                                        BENEFITS      ESTIMATED      COMPENSATION
                                                                                        ACCRUED AS     ANNUAL      FROM REGISTRANT
                         HIGH  LARGE                                   AGGREGATE         PART OF       BENEFITS        AND FUND
NAME OF PERSON,          YIELD  CAP                        REAL       COMPENSATION      PORTFOLIO       UPON         COMPLEX PAID TO
   POSITION              BOND  GROWTH FINCL SVCS(1) CONV ESTATE(1)  FROM THE TRUST(2)  EXPENSES(3)  RETIREMENT(3)      TRUSTEES(4)
   --------              ----  ------ ------------- ---- ---------  -----------------  -----------  -------------      -----------
Roger Vincent(6)          $78   $ 8       $185      $11     $75           $1,722            N/A          N/A             $120,000

R. Glenn Hilliard(5) (7)  N/A   N/A        N/A      N/A     N/A              N/A            N/A          N/A                  N/A


1) As of December 31, 2003, the Portfolio had not yet commenced operations. The compensation presented in the table is estimated for the current fiscal year ended December 31, 2004.

2) This includes compensation paid for VP Growth + Value and VP Growth Opportunities Portfolios that merged into VP MidCap Opportunities Portfolio on April 16, 2004.

3) The ING Funds have adopted a retirement policy under which a Director/Trustee who has served as an Independent Director/Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation paid to the Independent Director/Trustee for one year of service.

4)   Represents compensation from 116 funds (total in complex as of December 31,
     2003).

5) "Interested person," as defined in the 1940 Act, of the Trust because of an affiliation with ING Groep N.V., the parent company of the investment adviser and distributor. Officers and Trustees who are interested persons do not receive any compensation from the Trust.

6) Mr. Wedemeyer and Mr. Vincent were paid $10,000 each in recognition of an extensive time commitment to format a methodology for presenting valuation information to the board.

7)   Resigned as a Trustee effective April 30, 2003.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2004 , Trustees and officers as a group owned less than 1% of any class of each Portfolio's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Portfolios, except as set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Portfolio without the consent or approval of shareholders.

                                                                            CLASS OF     PERCENTAGE OF   PERCENTAGE OF
      PORTFOLIO                              ADDRESS                        OWNERSHIP        CLASS         PORTFOLIO
      ---------                              -------                        ---------        -----         ---------
ING VP CONVERTIBLE      ING USA ANNUITY AND LIFE INSURANCE**
PORTFOLIO               COMPANY
                        1475 DUNWOODY DR                                     CLASS S         88.08%          88.08%
                        WEST CHESTER PA  19380-1478

ING VP CONVERTIBLE      ING LIFE INSURANCE & ANNUITY CO
PORTFOLIO               151 FARMINGTON AVE
                        HARTFORD CT  06156-0001                              CLASS S          9.82%           9.82%

ING VP DISCIPLINED      RELIASTAR LIFE INSURANCE CO*  **
LARGECAP PORTFOLIO      FBO SELECT III QUALIFIED
                        RTE 5106 PO BOX 20                                   CLASS I         99.86%          99.86%
                        MINNEAPOLIS MN  55440-0020

ING VP HIGH YIELD BOND  RELIASTAR LIFE INSURANCE CO*  **
PORTFOLIO               FBO SELECT LIFE 1
                        RTE 5106 PO BOX 20
                        MINNEAPOLIS MN  55440-0020                           CLASS I         93.89%          93.89%

ING VP HIGH YIELD BOND  RELIASTAR LIFE INSURANCE CO*
PORTFOLIO               FBO SELECT LIFE NY
                        RTE 5106 PO BOX 20
                        MINNEAPOLIS MN  55440-0020                           CLASS I          6.11%           6.11%

ING VP INTERNATIONAL    ING LIFE INSURANCE & ANNUITY CO**
VALUE PORTFOLIO         ACES SEPARATE ACCT B
                        VALUATIONS PROCESSING DEPARTMENT
                        151 FARMINGTON AVE - RSMA
                        HARTFORD CT  06156-0001                              CLASS I         75.66%          75.48%

ING VP INTERNATIONAL    RELIASTAR LIFE INSURANCE CO*
VALUE PORTFOLIO         FBO SELECT LIFE 1
                        RTE 5106 PO BOX 20
                        MINNEAPOLIS MN  55440-0020                           CLASS I         23.36%          23.30%

ING VP INTERNATIONAL    ING USA ANNUITY AND LIFE INSURANCE
VALUE PORTFOLIO         COMPANY
                        1475 DUNWOODY DR
                        WEST CHESTER PA  19380-1478                          CLASS S           100%           0.24%

ING VP LARGECAP GROWTH  ING USA ANNUITY AND LIFE INSURANCE**
PORTFOLIO               COMPANY
                        1475 DUNWOODY DR
                        WEST CHESTER PA  19380-1478                          CLASS S         81.91%          81.91%

ING VP LARGECAP GROWTH  ING LIFE INSURANCE & ANNUITY CO
PORTFOLIO               151 FARMINGTON AVE
                        HARTFORD CT  06156-0001                              CLASS S         18.09%          18.09%

                                                                            CLASS OF     PERCENTAGE OF   PERCENTAGE OF
      PORTFOLIO                              ADDRESS                        OWNERSHIP        CLASS         PORTFOLIO
      ---------                              -------                        ---------        -----         ---------
ING VP MAGNACAP         ING LIFE INSURANCE & ANNUITY CO
PORTFOLIO               ACES SEPARATE ACCT B
                        VALUATIONS PROCESSING DEPARTMENT
                        151 FARMINGTON AVE - RSMA
                        HARTFORD CT  06156-0001                              CLASS I         28.09%          5.73%

ING VP MAGNACAP         RELIASTAR LIFE INSURANCE CO*
PORTFOLIO               FBO SELECT III NON QUALIFIED
                        RTE 5106 PO BOX 20
                        MINNEAPOLIS MN  55440-0020                           CLASS I         51.59%          10.53%

ING VP MAGNACAP         SECURITY LIFE INSURANCE OF
PORTFOLIO               DENVER A VUL
                        RTE 5106 PO BOX 20
                        MINNEAPOLIS MN  55440-0020                           CLASS I         18.24%          3.72%

ING VP MAGNACAP         ING USA ANNUITY AND LIFE INSURANCE**
PORTFOLIO               COMPANY
                        1475 DUNWOODY DR
                        WEST CHESTER PA  19380-1478                          CLASS S         94.38%          75.11%

ING VP MIDCAP           ING LIFE INSURANCE & ANNUITY CO**
OPPORTUNITIES           ACES SEPARATE ACCT B
PORTFOLIO               VALUATIONS PROCESSING DEPARTMENT
                        151 FARMINGTON AVE - RSMA
                        HARTFORD CT  06156-0001                              CLASS I         49.26%          29.86%

ING VP MIDCAP           RELIASTAR LIFE INSURANCE CO*
OPPORTUNITIES           FBO SELECT III NON QUALIFIED
PORTFOLIO               RTE 5106 PO BOX 20
                        MINNEAPOLIS MN  55440-0020                           CLASS I         36.25%          21.98%

ING VP MIDCAP           SECURITY LIFE INSURANCE OF
OPPORTUNITIES           DENVER A VUL
PORTFOLIO               RTE 5106 PO BOX 20
                        MINNEAPOLIS MN  55440-0020                           CLASS I         12.98%          7.87%

ING VP MIDCAP           ING LIFE INSURANCE & ANNUITY CO**
OPPORTUNITIES           ACES SEPARATE ACCT B
PORTFOLIO               VALUATIONS PROCESSING DEPARTMENT
                        151 FARMINGTON AVE - RSMA
                        HARTFORD CT  06156-0001                              CLASS S         96.25%          37.90%

ING VP SMALLCAP         ING LIFE INSURANCE & ANNUITY CO
OPPORTUNITIES           ACES SEPARATE ACCT B
PORTFOLIO               VALUATIONS PROCESSING DEPARTMENT
                        151 FARMINGTON AVE - RSMA
                        HARTFORD CT  06156-0001                              CLASS I         31.12%          14.63%

ING VP SMALLCAP         RELIASTAR LIFE INSURANCE CO*  **
OPPORTUNITIES           FBO SELECT LIFE 1
PORTFOLIO               RTE 5106 PO BOX 20
                        MINNEAPOLIS MN  55440-0020                           CLASS I         63.08%          29.65%

ING VP SMALLCAP         ING USA ANNUITY AND LIFE INSURANCE**
OPPORTUNITIES           COMPANY
PORTFOLIO               1475 DUNWOODY DR
                        WEST CHESTER PA  19380-1478                          CLASS S         95.10%          50.41%

* Beneficial Owner

** May be deemed to be a Control Person

                                OTHER INFORMATION

         INDEPENDENT AUDITORS. KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP will audit the Trust's annual financial statements and issue its opinions thereon.

         CUSTODIANS/ACCOUNTING SERVICES AGENT.

         Effective January 1, 2004, for each Portfolio the cash and securities owned by each of the Portfolios will be held by the Bank of New York Company, Inc. One Wall Street, New York, New York 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Trust's portfolio securities.

         LEGAL COUNSEL. Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

         CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the ING Variable Products Trust is an unlimited number of shares of beneficial interest with a par value of $0.01 each. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Trust's Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Portfolio or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

         The Board of Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees by written notice to shareholders of such series or class. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Trust will request voting instructions from Variable Contract owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received.

         REPORTS TO SHAREHOLDERS. The fiscal year of the Trust ends on December
31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

         CODE OF ETHICS. The Trust, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by a Portfolio or obtain information pertaining to such purchase or sale. The Code is intended to prohibit fraud against the Trust and the Portfolios that may arise from personal trading of securities that may be purchased or held by a Portfolio or of Portfolio shares. Personal trading is permitted by such persons subject to certain restrictions; however they are generally required to pre-clear all security transactions with the Trust's Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

         SHAREHOLDER AND TRUSTEE RESPONSIBILITY. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by the 1940 Act and the rules and regulations thereunder.

         FINANCIAL STATEMENTS. The Financial Statements and the independent auditors' reports thereon, appearing in each Portfolio's Annual Report for the period ending December 31, 2003, are incorporated by reference in this SAI. Each Portfolio's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800- 992-0180.

         REGISTRATION STATEMENT. A registration statement has been filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.

                             PERFORMANCE INFORMATION

         Each Portfolio may, from time to time, include its total return and the High Yield Bond Portfolio may include its yield in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Portfolios offer their shares.

         TOTAL RETURN. Standardized quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in the Portfolio over periods of 1, 5 and 10 years (or up to the life of the Portfolio), calculated pursuant to the following formula: P(1 + T) to the power of n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of Portfolio expenses (on an annual basis), and assume that all dividends and distributions on shares are reinvested when paid.


      For periods prior to the Class S inception date, Class S performance represents the historical performance of Class I shares, adjusted to reflect the Class S shares' 0.25% service fee. Performance information will be computed separately for each class. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                  The average annual total returns, including sales charges, for each class of shares of each Portfolio for the one-, five-, and ten-year periods ended December 31, 2003, if applicable, and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to December 31, 2003, is as follows:

                                                                                      Since   Inception
                                                                 One Year Five Year Inception   Date
                                                                 -------- --------- ---------  -------
SmallCap Opportunities Portfolio
            Class I                                                38.72     6.17     10.29    5/06/94
            Class S                                                38.36       --    -13.95    5/03/01
            Class I (revised for Class S Shares) (1)               38.39     5.90     10.01    5/06/94
International Value Portfolio
            Class I                                                29.92     8.51      9.45    8/08/97
            Class S                                                29.79       --      2.81    3/19/02
            Class I (revised for Class S Shares) (1)               29.59     8.24      9.18    8/08/97

Disciplined LargeCap Portfolio (2)

           Class I                                               25.16    -4.36      1.23   5/06/94
           Class S (3)                                              --       --        --      N/A
           Class I (revised for Class S Shares) (1)              24.87    -4.59      0.98    5/06/94

  High Yield Bond Portfolio
           Class I                                               15.37    -0.23      4.01   5/06/94
           Class S (3)                                              --       --        --      N/A
           Class I (revised for Class S Shares) (1)              15.08    -0.49      3.76    5/06/94

     Magna Cap Portfolio
           Class I                                               31.00       --     -2.24    5/08/00
           Class S                                               30.68       --     -1.97    5/03/01
           Class I (revised for Class S Shares) (1)              30.70       --     -2.48    5/08/00

MidCap Opportunities Portfolio
           Class I                                               36.67       --    -12.41    5/05/00
           Class S                                               36.69       --     -5.51    5/07/01
           Class I (revised for Class S Shares) (1)              36.32       --    -12.63    5/05/00

    Convertible Portfolio
           Class S                                               26.99       --      9.88    8/20/01

  LargeCap Growth Portfolio
           Class S                                               33.01       --     -7.07    8/02/01

 Financial Services Portfolio(4)
           Class I                                                  --       --        --      N/A
           Class S                                                  --       --        --      N/A

    Real Estate Portfolio(4)
           Class I                                                  --       --        --      N/A
           Class S                                                  --       --        --      N/A

-------------------------

(1) The performance for Class I shares is adjusted to reflect the Class S shares' 0.25% service fee.

(2) The Portfolio commenced operations on May 6, 1994, as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. From inception through April 29, 1999, the Portfolio operated under this investment objective and related investment strategies. However, effective April 30, 1999, and pursuant to shareholder approval, the Portfolio changed its investment objective and strategies to invest primarily in equity securities of larger companies that make up the S&P 500 Index. Accordingly, the past performance in this table may not be indicative of the Portfolio's future performance.

(3) Because Class S shares of the Portfolio has not had a full year of operations, there is no performance information.

(4)  As of December 31, 2003, the Portfolio had not yet commenced operations.


         Performance information for the Portfolios may be compared in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio; and (iv) well known monitoring sources of certificates of deposit performance rates such as Salomon Brothers, Federal Reserve Bulletin, American Bankers, Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         The Portfolios also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

         YIELD. Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a - b + 1) (6) -1]
                                     -----
                                       cd


         Where:

         a = dividends and interest earned during the period, including the amortization of market premium or accretion of market discount

         b = expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, a Portfolio computes the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yield-to-maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Portfolio's portfolio.

         Solely for the purpose of computing yield, a Portfolio recognizes dividend income by accruing 1/360 of the stated dividend rate of a security in the portfolio.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income, which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

         The yield for the High Yield Bond Portfolio, calculated for the one-month period ended December 31, 2003, was 5.5%.

         Quotations of yield or total return for the Portfolios will not take into account charges and deductions against the Variable Account to which the Portfolios' shares are sold or charges and deductions against the Variable Contracts issued by ReliaStar Life Insurance Company or its affiliates. The Portfolios' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period in which the calculations are based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    APPENDIX

           DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
                             CORPORATE BOND RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements maybe lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P") CORPORATE DEBT RATINGS

         AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures and adverse conditions.

         CI -- rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          Effective as of July 10, 2003

                As amended August 21, 2003 and November 11, 2003


I.       INTRODUCTION


         The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors (1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors (2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      VALUATION AND PROXY VOTING COMMITTEE

         The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and

---------------------------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.


III.     DELEGATION OF VOTING RESPONSIBILITY


         The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.


         When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.


         When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.      APPROVAL AND REVIEW OF PROCEDURES


         Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in
Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

         The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

A.       Routine Matters


         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

B.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

         1.       Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

         2.       Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.


         3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

         4.       Referrals to a Fund's Valuation and Proxy Voting Committee

                  A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

                  The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

         In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII.     REPORTING AND RECORD RETENTION


         Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1

                                     TO THE

                                    ING FUNDS

                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST

                                 ING FUNDS TRUST

                           ING INVESTMENT FUNDS, INC.

                               ING INVESTORS TRUST

                               ING MAYFLOWER TRUST

                                ING MUTUAL FUNDS

                              ING PRIME RATE TRUST

                             ING SENIOR INCOME FUND

                          ING VARIABLE INSURANCE TRUST

                           ING VARIABLE PRODUCTS TRUST

                       ING VP EMERGING MARKETS FUND, INC.

                         ING VP NATURAL RESOURCES TRUST

                               USLICO SERIES FUND

Effective as of July 10, 2003

                                    EXHIBIT 2

                                     TO THE

                                    ING FUNDS

                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,

                             DIRECTED SERVICES, INC.

                                       AND

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

                          Effective as of July 10, 2003

                As amended August 21, 2003 and November 17, 2003


I.       INTRODUCTION


         ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.


         The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

         In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.


         The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.


         Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.       Proxy Coordinator

                  The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.


         B.       Agent

                  An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

                  The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy

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                  Coordinator by the Adviser's Proxy Group, or a Fund's
                  Valuation and Proxy Voting Committee.

                  The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.


         C.       Proxy Group

                  The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

                  A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

                  A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

                  For each proposal referred to the Proxy Group, it will review
                  (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

                  If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

         D.       Investment Professionals


                  The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.       Routine Matters

                  The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

         C.       Matters Requiring Case-by-Case Consideration


                  The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.


                  Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.


                  The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The

         Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.


         1.       Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.


         2.       Non-Votes


                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.



         3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.


                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

         4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      CONFLICTS OF INTEREST


         In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

         For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION


         The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1

                                     TO THE

                        ADVISERS' PROXY VOTING PROCEDURES

         PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY
COMPANY:

      NAME                                                TITLE OR AFFILIATION
Stanley D. Vyner                          Chief Investment Risk Officer and Executive Vice
                                          President of ING Investments, LLC

Karla J. Bos                              Acting Proxy Coordinator

Kimberly A. Anderson                      Senior Vice President and Assistant Secretary, of ING
                                          Investments, LLC

Maria Anderson                            Assistant Vice President - Manager Fund Compliance
                                          of ING Funds Services, LLC

Michael J. Roland                         Executive Vice President and Chief Financial Officer
                                          of ING Investments, LLC

J. David Greenwald                        Vice President - Fund Compliance of ING Fund Services, LLC

Todd Modic                                Vice President of Financial Reporting - Fund Accounting
                                          of ING Funds Services, LLC

Megan L. Dunphy, Esq.                     Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.                   Counsel, ING Americas US Legal Services

Effective as of November 17, 2003

                                    EXHIBIT 3

                                     TO THE

                        ING FUNDS PROXY VOTING PROCEDURES


                            ------------------------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                          Effective as of July 10, 2003

                As amended August 21, 2003 and November 11, 2003

                            ------------------------

I.       INTRODUCTION


         The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.


         Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.


         The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.      GUIDELINES

         The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of

Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

         In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.


         THE BOARD OF DIRECTORS

         Voting on Director Nominees in Uncontested Elections

         Votes on director nominees should be made on a CASE-BY-CASE basis.

         Separating Chairman and CEO

         Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

         Proposals Seeking a Majority of Independent Directors

         Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

         Stock Ownership Requirements

         Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

         Term of Office

         Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

         Age Limits

         Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

         Director and Officer Indemnification and Liability Protection

         Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

         Vote against proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

         Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

         Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

                  (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

                  (2) Only if the director's legal expenses would be covered.

         PROXY CONTESTS

         Voting for Director Nominees in Contested Elections

         Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

         Reimburse Proxy Solicitation Expenses

         Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

         AUDITORS

         Ratifying Auditors

         Generally, vote FOR proposals to ratify auditors.

         Non-Audit Services

         Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

         Auditor Independence

         Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

         Audit Firm Rotation (shareholder proposals)

         Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

         PROXY CONTEST DEFENSES

         Board Structure: Staggered vs. Annual Elections

         Generally, vote AGAINST proposals to classify the board.

         Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

         Shareholder Ability to Remove Directors

         Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

         Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

         Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

         Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

         Cumulative Voting

         Generally, vote AGAINST proposals to eliminate cumulative voting.

         Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

         Shareholder Ability to Call Special Meetings

         Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

         Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

         Shareholder Ability to Act by Written Consent

         Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

         Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

         Shareholder Ability to Alter the Size of the Board

         Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

         Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

         TENDER OFFER DEFENSES

         Poison Pills

         Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

         Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

         Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

         Fair Price Provisions

         Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

         Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

         Greenmail

         Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

         Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

         Pale Greenmail

         Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

         Unequal Voting Rights

         Generally, vote AGAINST dual-class exchange offers.

         Generally, vote AGAINST dual-class recapitalizations.

         Supermajority Shareholder Vote Requirement to Amend the Charter or
         Bylaws

         Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

         Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

         Supermajority Shareholder Vote Requirement to Approve Mergers

         Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

         Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

         White Squire Placements

         Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

         MISCELLANEOUS GOVERNANCE PROVISIONS

         Confidential Voting

         Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

         - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

         -        If the dissidents agree, the policy remains in place.

         - If the dissidents do not agree, the confidential voting policy is waived.

         Generally, vote FOR management proposals to adopt confidential voting.

         Equal Access

         Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

         Bundled Proposals

         Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

         Shareholder Advisory Committees

         Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

         CAPITAL STRUCTURE

         Common Stock Authorization

         Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

         Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

         Stock Distributions: Splits and Dividends

         Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

         Reverse Stock Splits

         Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

         Preferred Stock

         Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

         Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

         Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

         Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

         Shareholder Proposals Regarding Blank Check Preferred Stock

         Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

         Adjustments to Par Value of Common Stock

         Generally, vote FOR management proposals to reduce the par value of common stock.

         Preemptive Rights

         Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

         Debt Restructurings

         Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

         Share Repurchase Programs

         Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

         Tracking Stock

         Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

         EXECUTIVE AND DIRECTOR COMPENSATION

         Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

         Management Proposals Seeking Approval to Reprice Options

         Generally, vote AGAINST management proposals seeking approval to reprice options.

         Director Compensation

         Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

         Employee Stock Purchase Plans

         Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

         OBRA-RELATED COMPENSATION PROPOSALS:

         Amendments that Place a Cap on Annual Grants or Amend Administrative Features

         Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
         Section 162(m) of OBRA.

         Amendments to Add Performance-Based Goals

         Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

         Amendments to Increase Shares and Retain Tax Deductions Under OBRA

         Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
         Section 162(m) should be evaluated on a CASE-BY-CASE basis.

         Approval of Cash or Cash-and-Stock Bonus Plans

         Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

         Shareholder Proposals to Limit Executive and Director Pay

         Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

         Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

         Golden and Tin Parachutes

         Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

         Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

         Employee Stock Ownership Plans (ESOPs)

         Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

         401(k) Employee Benefit Plans

         Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

         Expensing of Stock Options

         Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

         STATE OF INCORPORATION

         Voting on State Takeover Statutes

         Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

         Voting on Reincorporation Proposals

         Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

         MERGERS AND CORPORATE RESTRUCTURINGS

         Mergers and Acquisitions

         Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

         Corporate Restructuring

         Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

         Spinoffs

         Votes on spinoffs should be considered on a CASE-BY-CASE basis.

         Asset Sales

         Votes on asset sales should be made on a CASE-BY-CASE basis.

         Liquidations

         Votes on liquidations should be made on a CASE-BY-CASE basis.

         Adjournment

         Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

         Appraisal Rights

         Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

         Changing Corporate Name

         Generally, vote FOR changing the corporate name.

         MUTUAL FUND PROXIES
         Election of Directors

         Vote the election of directors on a CASE-BY-CASE basis.

         Converting Closed-end Fund to Open-end Fund

         Vote conversion proposals on a CASE-BY-CASE basis.

         Proxy Contests

         Vote proxy contests on a CASE-BY-CASE basis.

         Investment Advisory Agreements

         Vote the investment advisory agreements on a CASE-BY-CASE basis.

         Approving New Classes or Series of Shares

         Generally, vote FOR the establishment of new classes or series of shares.

         Preferred Stock Proposals

         Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

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

         1940 Act Policies

         Vote these proposals on a CASE-BY-CASE basis.

         Changing a Fundamental Restriction to a Nonfundamental Restriction

         Vote these proposals on a CASE-BY-CASE basis.

         Change Fundamental Investment Objective to Nonfundamental

         Generally, vote AGAINST proposals to change a fund's fundamental investment objective to non fundamental.

         Name Rule Proposals

         Vote these proposals on a CASE-BY-CASE basis.

         Disposition of Assets/Termination/Liquidation

         Vote these proposals on a CASE-BY-CASE basis.

         Changes to the Charter Document

         Vote changes to the charter document on a CASE-BY-CASE basis.

         Changing the Domicile of a Fund

         Vote reincorporations on a CASE-BY-CASE basis.

         Change in Fund's Subclassification

         Vote these proposals on a CASE-BY-CASE basis.

         Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

         Generally, vote FOR these proposals.

         Distribution Agreements

         Vote these proposals on a CASE-BY-CASE basis.

         Master-Feeder Structure

         Generally, vote FOR the establishment of a master-feeder structure.

         Changes to the Charter Document

         Vote changes to the charter document on a CASE-BY-CASE basis.

         Mergers

         Vote merger proposals on a CASE-BY-CASE basis.

         Establish Director Ownership Requirement

         Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

         Reimburse Shareholder for Expenses Incurred

         Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

         Terminate the Investment Advisor

         Vote to terminate the investment advisor on a CASE-BY-CASE basis.

         SOCIAL AND ENVIRONMENTAL ISSUES

         These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

         In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

         GLOBAL PROXIES

         While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

         Routine Management Proposals

         Generally, vote FOR the following and other similar routine management proposals:

         -        the opening of the shareholder meeting

         - that the meeting has been convened under local regulatory requirements

         -        the presence of quorum

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         -        the agenda for the shareholder meeting

         -        the election of the chair of the meeting

         - the appointment of shareholders to co-sign the minutes of the meeting

         -        regulatory filings (e.g., to effect approved share issuances)

         - the designation of inspector or shareholder representative(s) of minutes of meeting

         - the designation of two shareholders to approve and sign minutes of meeting

         -        the allowance of questions

         -        the publication of minutes

         -        the closing of the shareholder meeting

         Discharge of Management/Supervisory Board Members

         Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

         Director Remuneration

         Consider director compensation plans on a CASE-BY-CASE basis.

         Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.


         Approval of Financial Statements and Director and Auditor Reports

         Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

         Remuneration of Auditors

         Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

         Indemnification of Auditors

         Generally, vote AGAINST proposals to indemnify auditors.

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         Allocation of Income and Dividends

         Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

         Stock (Scrip) Dividend Alternatives

         Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

         Debt Issuance Requests

         When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.


         Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

         Financing Plans

         Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.


         Related Party Transactions

         Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.


         Capitalization of Reserves

         Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.


         Article Amendments

         Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.


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         Generally, vote FOR an article amendment if:

         -        it is editorial in nature;

         -        shareholder rights are protected;

         -        there is negligible or positive impact on shareholder value;

         -        management provides adequate reasons for the amendments; and

         -        the company is required to do so by law (if applicable).

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